                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
            PROXY STATEMENT REQUIRED PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1 )


Filed by the Registrant [ ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement                [ ]    Confidential, For Use
                                                       of the Commission
                                                       Only (as permitted
                                                       by Rule 14a-6(e) (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                                 Eurotech, Ltd.
                                 --------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                                 EUROTECH, LTD.
                          10306 Eaton Place, Suite 220
                                Fairfax, VA 22030
                            Phone No. (703) 352-4399
                             Fax No. (703) 352-5994

Dear Shareholder:


            You are cordially invited to attend a Special Meeting of the Shareholders (the "Special Meeting") of Eurotech, Ltd. ("Eurotech") on Tuesday, August 20, 2002, at the Best Western Inn, 3535 Chain Bridge Road, Fairfax, Virginia 22030-2703.


         The meeting will begin at 10:00 a.m. local time for the following purposes:

         (i)      to change the name of the Company to Managedcorp Holdings
                  Inc.;

         (ii) to increase the number of authorized shares of Common Stock of the Company;

         (iii) to reincorporate the Company in the State of Delaware (the "Reincorporation");

         (iv) to permit the Company to issue to Woodward LLC ("Woodward") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on March 30, 2001;

         (v) to permit the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 1, 2002;

         (vi) to permit the Company to issue to Jenks and Kirkland, Ltd. ("J&K") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 22, 2002; and

         (vii) to approve, ratify and adopt the 2002 Consolidated Stock Option Plan.

The enclosed Proxy Statement, which we urge you to review carefully, describes each of these proposals in detail. We seek your support for these proposals which we believe will enable our Company to more effectively move forward into commercialization of our technology and development of our business plan and objectives that were presented at our recent annual meeting.

We believe that the proposed new corporate name, Managedcorp Holdings Inc., more accurately reflects the Company's emphasis on a disciplined approach to managing our emerging technology assets. It also better represents to the markets our intention to acquire, integrate and optimize platform companies, which meet our new corporate development strategy of managing a diversified portfolio of autonomous subsidiaries in multiple sectors.

Increasing the number of authorized common shares will give the Company flexibility in growing its business in the future. While there is no specific plan for the issuance of additional shares of Common Stock other than to provide necessary shares to utilize certain financing arrangements, employee and consulting options and warrants which are more fully described below, we believe that the Company should have sufficient authorized shares for issuance in connection with implementation of financings, mergers and acquisitions, employee benefit plans and other proper business purposes.

By changing the Company's state of incorporation from the District of Columbia to Delaware, we will be able to take advantage of a more modern and flexible set of corporate law provisions. We have considered the predictability and flexibility of Delaware law and the efficiency of its judicial process and believe that it is in the best interests of the Company and its shareholders to approve the reincorporation. We also recognize the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.

We also believe that the approval sought to remove the share issuance restrictions on Jenks & Kirkland, Ltd. and Woodward are necessary in light of the Company's financial needs and, in the case of J&K, to provide the Company with capital essential to continue its operation.

Finally, the Company needs to be able to attract and keep talented employees. To this end, we believe that the 2002 Consolidated Stock Option Plan provides the Company with the right vehicle to deliver these equity ownership incentives to employees.

The Board of Directors of your Company unanimously supports each of these proposals and recommends that you vote in favor of each of them.

                                        Todd J. Broms
                                        President and Chief Executive Officer

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 20, 2002
 -------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF EUROTECH, LTD.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Eurotech, Ltd. (the "Company") will be held, at the Best Western Inn, 3535 Chain Bridge Road, Fairfax, Virginia 22030-2703. The meeting will begin at 10:00 a.m. local time for the following purposes:

         1. To approve an amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company to Managedcorp Holdings Inc. (passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

         2. To approve an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 300,000,000 (passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

         3. To approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"), to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and Managedcorp Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Delaware Company") pursuant to which the Company will merge with and into the Delaware Company and the Delaware Company will survive the Merger (passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

         4. Pursuant to the rules, regulations and requirements of the American Stock Exchange (the "Amex"), to approve this proposal which permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of March 30, 2001 (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon, but 1,333,333 votes cast by Woodward, if that many votes or more are cast by Woodward, will not be considered for determination of this Proposal).

         5. Pursuant to the rules, regulations and requirements of the Amex, to approve this proposal which permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 1, 2002 (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon).

         6. Pursuant to the rules, regulations and requirements of the Amex, to approve this proposal which permits the Company to issue to J&K shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 22, 2002 (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon, but any votes cast by J&K will not be considered for determination of this Proposal).

         7. Approve the 2002 Consolidated Stock Option Plan (the "Plan") of the Company (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon).

         8. Such other business as may properly come before the Special Shareholders' Meeting or any adjournment thereof.

The Board of Directors of Eurotech has fixed the close of business on July 10, 2002 as the record date for the determination of Eurotech shareholders entitled to notice and to vote at the Special Meeting. A complete list of Shareholders entitle to vote will be available for inspection at the offices of Eurotech, 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030 for a period of not less than ten days prior to the Special Meeting. Your vote is important. I urge you to either complete, date, sign and return the accompanying proxy card in the provided prepaid envelope or attend the Special Meeting and vote in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             DR. RANDOLPH A. GRAVES, JR.
                                             CORPORATE SECRETARY


Fairfax, Virginia
July ___, 2002

                                 EUROTECH, LTD.
                          10306 Eaton Place, Suite 220
                                Fairfax, VA 22030

                                 PROXY STATEMENT

                               GENERAL INFORMATION

YOUR VOTE IS VERY IMPORTANT
PLEASE SEND IN YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS, WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING OF SHAREHOLDERS IN PERSON. THIS PROXY STATEMENT DESCRIBES THE MATTERS TO BE VOTED ON AND CONTAINS SPECIFIC INSTRUCTIONS TO FACILITATE YOUR VOTING.


Your Board of Directors is soliciting proxies for a Special Meeting of Shareholders of Eurotech, Ltd. to be held on August 20, 2002. We will mail this Proxy Statement on or about July 17, 2002.


SOME QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO VOTE ON?
You are being asked to vote on (1) an amendment to the Articles of Incorporation to effectuate a name change to:
Managedcorp Holdings Inc.; (2) to further amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000, par value $.00025 per share; (3) to approve an Agreement and Plan of Merger which effectuates the change of the Company's state of incorporation from the District of Columbia to Delaware; (4) a proposal made pursuant to the rules, regulations and requirements of the American Stock Exchange requiring shareholder approval to permit the Company to issue to Woodward LLC ("Woodward") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on March 30, 2001; (5) a proposal made pursuant to the rules, regulations and requirements of the Amex requiring shareholder approval to permit the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 1, 2002; (6) a proposal made pursuant to the rules, regulations and requirements of the Amex, to obtain shareholder approval to permit the Company to issue to Jenks and Kirkland, Ltd. ("J&K") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 22, 2002; and (7) to approve our 2002 Consolidated Stock Option Plan. The Board of Directors knows of no other matters that are to be brought before the Special Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?
The Board recommends a vote: (1) FOR the change of the Company's name from Eurotech, Ltd. to Managedcorp Holdings Inc.; (2) FOR increasing the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000; (3) FOR changing the Company's state of incorporation from the District of Columbia to Delaware; (4) FOR permitting the Company to issue to Woodward, shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of March 30, 2001; (5) FOR permitting the Company to issue to Woodward, shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 1, 2002; (6) FOR permitting the Company to issue to J&K, shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 22, 2002; and (7) FOR approving the 2002 Consolidated Stock Option Plan.


WHO IS ENTITLED TO VOTE?
You are entitled to vote if you were the owner of shares of our common stock at the close of business on July 10, 2002, the record date for voting. This includes (1) shares held on that date directly by you as the shareholder of record and (2) shares held on that date for your account as beneficial owner by a broker, bank, or other nominee.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
If the shares are registered directly in your name on the record maintained by our transfer agent, Interwest Transfer Co., Inc., you are the shareholder of record of those shares and we are sending the proxy materials directly to you. As the shareholder of record, you are entitled to vote these shares in person at the meeting or to designate a proxy to vote for you. We have enclosed a proxy card to permit you to instruct the proxy holder on how to vote your shares. If your shares are held in a brokerage account or by a bank or other nominee, those shares are registered on the record maintained by the transfer agent in the name of the broker, bank or other nominee. The broker, bank, or other nominee of shares held in such manner is commonly referred to as holding such shares in "street name." If your shares are held in street name, the broker, bank, or other nominee is the holder of record and will get the proxy materials from us in sufficient quantities to pass on a set to you. You, as the beneficial owner, have the right to direct the broker, bank or other nominee on how to vote and you are invited to attend the meeting if you want to. Nevertheless, if you do attend, you will be entitled to vote only if the record holder of these shares appoints you as its proxy. Your broker, bank, or other nominee has enclosed a voting instruction card so that you can give instructions on how to vote your shares.

HOW DO I VOTE?
Shareholders may vote their shares at the Special Meeting either in person or by proxy. Since many shareholders may be unable to attend the meeting in person, we send to all shareholders of record cards that permit them to designate proxies to represent them at the meeting and to direct the designated proxies on how to vote. Brokers, banks, and nominees also send cards to beneficial owners to permit them to provide instructions as to how they wish their shares to be voted.

HOW DO I VOTE BY MAIL?
Shareholders of record who wish to vote by mail should complete the enclosed proxy card to indicate their voting instructions and then sign, date and mail the proxy card in the postage-paid envelope provided. Beneficial owners may direct their vote by mail by completing, signing, and returning the voting instruction card provided by their broker, bank, or nominee.

HOW DO I VOTE AT THE SPECIAL MEETING?
We will pass out ballot papers to any shareholder of record who wants to vote in person at the Special Meeting rather than by proxy. If you hold your shares through a broker, bank, or nominee, you must obtain a proxy from that institution to enable you to vote in person at the meeting.

WHOM AM I DESIGNATING AS MY PROXY?
You will be designating Todd J. Broms, Don V. Hahnfeldt, and Randolph A. Graves, Jr., each currently a director of ours, as a proxy to vote your shares in accordance with your instructions.

HOW WILL MY PROXY VOTE MY SHARE?
The designated proxy will vote according to your instructions as indicated on the proxy card. If you sign your proxy card but do not indicate voting instructions on one or more of the business matters listed, the proxies will vote all uninstructed shares in accordance with the recommendations of the Board.


HOW MANY SHARES CAN VOTE?
As of July 10, 2002, we had issued and outstanding __________ shares of common stock. The holders of these shares are each entitled to one vote for each share held. The Company had issued and outstanding as of the record date 20,000 shares of Series A Preferred Stock. These Series A Preferred shares are not eligible to vote on the matters herein.


CAN I REVOKE MY PROXY?
You may revoke your proxy at any time before it is voted by giving notice of the revocation to the Secretary of Eurotech, by filing another proxy with a later date with the Secretary or by attending the Special Meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation will be voted in accordance with the instructions of the beneficial owners if such proxies are received in time.


HOW MANY SHARES NEED TO BE REPRESENTED FOR THE MEETING TO CONDUCT BUSINESS?
The meeting can conduct business only if the holders of a majority of the shares outstanding on the record date are present at the meeting in person or by proxy. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Under the rules of the American Stock Exchange, broker-dealer non-votes on "non-routine" matters are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, a broker non-vote will have the same effect as a negative vote on those items of business that requires the affirmative vote of the holders of a majority of the outstanding shares. All of the issues contemplated in this proxy are "non-routine items." Generally, a broker will not vote shares that it holds for a beneficial owner for or against a particular proposal if (1) the broker has not received voting instructions from the beneficial owner and (2) under the rules applicable to the broker, it is not allowed to vote on the particular proposal without voting instructions.


HOW MANY VOTES ARE NEEDED FOR MATTERS TO BE ADOPTED AT THE MEETING?
The proposal to amend our Articles of Incorporation to change the name of the Company and to increase the number of authorized shares of Common Stock as well as the proposal to merge and change the state of incorporation of the Company shall require the affirmative vote of a majority of the outstanding shares of Common Stock. Non-votes, including broker non-votes, on this particular item of business have the same effect as negative votes. The other matters to be voted on will be declared adopted if they receive the affirmative vote of a majority of the shares present or represented at the meeting, with the exception of Proposal 4, with respect to which 1,333,333 votes cast by Woodward, if that many votes or more are cast by Woodward, may not be voted in any manner for this Proposal, and Proposal 6, with respect to which any votes cast by J&K will not be considered for determination of this Proposal.

WHO WILL COUNT THE VOTES?
Your Corporate Secretary will count the votes unless a shareholder present at the meeting requests count by inspectors of election, in which event the Chairman of the meeting will appoint two inspectors, who may but need not be shareholders, to effect the count.


WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?
The Chairman will announce the results of the meeting and in a press release following the meeting. In addition, we will publish them on our web site - www.eurotechltd .com - and in our quarterly report on Form 10-Q for period ending September 30, 2002, which we expect to file with the SEC by November 14, 2002.


WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?
Eurotech will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, our directors and officers, who will not receive any additional compensation for their soliciting activities, may seek to contact shareholders by telephone or other electronic means. The Company expects to pay compensation for the solicitation of proxies, plus expenses, to D.F. King & Co., Inc., to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock of the Company. The Company expects to pay D.F. King & Co., Inc. a fee of approximately $12,500 for its services. We will also reimburse brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to shareholders.

MAY I PROPOSE ACTIONS FOR CONSIDERATION AT FUTURE SHAREHOLDER MEETINGS? You may submit proposals for consideration at future shareholder meetings.


PROPOSALS: In order for a shareholder proposal to be considered for inclusion in the proxy statement for our regularly scheduled Annual Meeting next year, our Corporate Secretary must receive the written proposal not less than 120 calendar days before the date the proxy materials were mailed out to shareholders in connection with the previous year's annual meeting. However, if the date of next year's annual meeting has been changed by more than 30 days from the date of this year's meeting, you should check to see if we have established a new deadline in one of our quarterly reports on Form 10-Q. If we have not set a new deadline, then the deadline is a reasonable time before we begin to print and mail next year's proxy materials. Any such proposal will need to comply with SEC regulations regarding the inclusion or shareholder proposals in company-sponsored proxy materials. You may also move for the adoption of proposed resolutions from the floor at the Annual Meeting, but then you should not expect proxies to vote in favor of it.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
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The following table tells you, as of the date of this proxy statement, about the beneficial ownership of our common stock that meet the following criteria:

         Beneficial owners of more than 5% of our common stock; and

         o        Our current directors and executive officers; and

         o        All of our directors and officers as a group.


For the purpose of this table, the beneficial ownership of a person includes shares as to which that person has sole or shared voting or investment power as well as shares that the person has the right to acquire within 60 days (such as upon conversion of convertible securities or exercise of warrants or options) as of the date of this proxy statement. For the purpose of calculating the ownership percentages, we have considered to be outstanding both the total number of shares actually outstanding on May 23, 2002 which is 72,378,675 and the total number of shares that various people then had the right to acquire within 60 days.


                                   NUMBER OF SHARES OF COMMON STOCK   PERCENTAGE OF OUTSTANDING
    NAME                                OWNED BENEFICIALLY                   COMMON SHARES
    ----                                ------------------                   -------------
Todd J. Broms                                 775,000(1)                         1.07%
Officer and Director
215 E. 79th Street
New York, New York 10021

Paul Childress                                157,791(2)                          .21%
Officer
1362 Ivy Wolf Lane
Forest, VA 24551

Randolph A. Graves, Jr.                       750,000(3)                         1.01%
Officer and Director
3299 Villanova Ave.
San Diego, CA 92122

Encore Capital Management Inc.              6,750,369(4)                         9.11%

Teofil Grochowski                              25,000(5)                          .03%
Officer
215 Jefferson Woods Drive
Forest, VA 24551


Don V. Hahnfeldt                            1,200,000(6)                         1.66%
Officer and Director
8201 Roxborough Loop
Gainesville, VA  20155


Leonid Khotin                                  45,000(7)                          .06%
Director
P.O. Box 269
Smallwood, NY 12778

                                       8




Carey Naddell                                    300,000                          .40%
Director
5155 Suffolk Drive
Boca Raton, FL 33496

Simon Nemzow                                  530,450(8)                          .72%
Director
301 Blackstone Blvd.
Providence, RI 02906

Chad A. Verdi                                 720,653(9)                          .99%
Director and Consultant
100 Pheasant Dr.
East Greenwich, RI 02818


Woodward LLC                               5,283,519(10)                         7.30%

Directors and officers as a group          4,503,894(11)                         6.22%


(1) Includes the fully vested options granted to Broms Holdings LLC, the designee of Todd J. Broms, to acquire 675,000 shares. Additionally, Mr. Broms was issued a warrant to acquire 100,000 shares that is immediately exercisable.


(2) Includes 125,000 shares that Mr. Childress has the right to acquire upon exercise of an immediately exercisable option.

(3) Includes shares that Dr. Graves has the right to acquire upon exercise of an immediately exercisable option.

(4) Includes 6,000,369 shares owned of record and beneficially after conversion, on January 9, 2002, of $3 million convertible debentures owned by JNC Opportunity Fund Ltd., and 750,000 shares that it has the right to acquire upon exercise of an immediately exercisable warrants, for all of which Encore Capital Management, Inc., a registered investment adviser, serves as investment manager. There is a provision in the warrant agreement that prohibits the conversion of warrants if exercising those warrant would result in them owning more than 9.999% of the issued and outstanding shares of Common Stock.

(5) Includes 25,000 shares that Mr. Grochowski has the right to acquire upon exercise of an immediately exercisable option


(6) Includes 350,000 shares that Mr. Hahnfeldt has the right to acquire upon exercise of immediately exercisable warrants and 650,000 shares that he has the right to acquire upon the exercise of various immediately exercisable options.


(7) Includes 25,000 shares that Dr. Khotin has the right to acquire upon exercise of an immediately exercisable warrant, and 25,000 shares that he has the right to acquire upon exercise of an immediately exercisable option.

(8) Includes 25,000 shares that Mr. Nemzow has the right to acquire upon exercise of an immediately exercisable warrant.


(9) Includes 225,000 shares that Mr. Verdi has the right to acquire upon exercise of an immediately exercisable warrant, and 275,000 shares that he has the right to acquire upon exercise of immediately exercisable options.

(10) Includes 200,000 shares that Woodward has the right to acquire upon exercise of an immediately exercisable warrant and a 500,000 share warrant, the exercisability of which is limited pursuant to a provision in the warrant placing a "cap" so that Woodward may not own in excess of 9.99% of the outstanding shares of the Company. Does not include a presently indeterminable number of shares that may be issuable to Woodward LLC in the event of a "re-pricing" of the shares originally issued to it.


(11)     Nine persons.

                                 PROPOSAL NO. 1

                          APPROVAL OF THE CHANGE OF THE
                                CORPORATE NAME TO
                            MANAGEDCORP HOLDINGS INC.

The Board of Directors unanimously proposes that shareholders approve an amendment to the Company's Articles of Incorporation, as amended (the "Company Certificate") to change the corporate name to "Managedcorp Holdings Inc."

In the unanimous judgment of the Board of Directors, the proposed change in the corporate name is in the best interest of the Company. We believe that the proposed new corporate name, Managedcorp Holdings Inc., more accurately reflects the Company's emphasis on a disciplined approach to managing our emerging technology assets. It also better represents to the markets our intention to acquire, integrate and optimize platform companies, which meet our new corporate development strategy of managing a diversified portfolio of autonomous subsidiaries in multiple sectors.

If this Proposal 1 is approved by the shareholders the change in the corporate name will be effected by amending Article FIRST of the Company Certificate to read as follows:

         "FIRST. The name of the corporation (hereinafter called the "Corporation") is: Managedcorp Holdings Inc."

After the approval of Proposal 1 the name change will become effective upon the appropriate filings with the District of Columbia which filings are expected to take place shortly after the Special Meeting. If this Proposal 1 is not approved by the shareholders, the proposed amendment to effectuate the name change to the Company Certificate will not be filed; however, if Proposal 1 is not approved, but Proposal 3 is approved, the name change will become effective as a result of the Reincorporation.

In no event will shareholders be required to exchange outstanding stock certificates for new certificates.

         YOUR BOARD URGES A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM EUROTECH, LTD. TO MANAGEDCORP HOLDINGS INC.

VOTE REQUIRED

TO BE APPROVED AND GO INTO EFFECT, THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM EUROTECH, LTD. TO MANAGEDCORP HOLDINGS INC. REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL

                                 PROPOSAL NO. 2

                      APPROVAL OF AN INCREASE IN THE NUMBER
                                       OF
                        AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors unanimously proposes that the shareholders approve an amendment to the Company Certificate to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 shares. The additional shares of Common Stock would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The par value of the Common Stock would remain at $.00025 per share.

If this Proposal 2 is approved Section 1(a) of Article Fourth of the Articles of Incorporation will be amended to read as follows:

                  (a) The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred and Five Million (305,000,000) shares of which Three Hundred Million (300,000,000) shares shall be designated as common stock with a par value of $.00025 per share and Five Million (5,000,000) shares shall be designated as preferred stock with a par value of $.01 per share.

If approved, Proposal 2 would not increase the number of shares of Preferred Stock, which the Company is authorized to issue.


We currently have authorized capital stock consisting of 100,000,000 shares of common stock, $.00025 par value per share and 5,000,000 of preferred stock, $.01 per share, 25,000 shares of which have been designated as Series A 3% Convertible Preferred Stock. Of the authorized common stock, __________ shares are actually outstanding as of the Record Date and approximately 31,675,500 shares of Common Stock, which will increase to ___________ shares of Common Stock upon the increase in the number of authorized shares of Common Stock, are reserved for issuance in connection with the Company's 1995 Stock Option Plan, as amended, the Company's 1999 Stock Option Plan; stock options other than those granted pursuant to a Stock Option Plan, a certain Common Stock Purchase Agreement by and between the Company and Woodward dated as of March 30, 2001, as amended, a certain Securities Purchase Agreement by and between the Company and Woodward dated as of February 1, 2002, a certain Private Equity Agreement (the "J&K Private Equity Agreement") by and between the Company and Jenks & Kirkland, Ltd. ("J&K") dated as of February 22, 2002, certain warrants and private placements of the Company's Common Stock. Specifically:


                3,900,000 shares    are reserved for possible issuance of resets
                                    to Woodward LLC based on the Stock Purchase
                                    Agreement of March 2001 (increases to
                                    13,900,000 shares upon the increase in the number of authorized shares of Common Stock)

               10,000,000 shares    are reserved for issuance to Jenks &
                                    Kirkland based on the Private Equity
                                    Agreement of February 2002

                  700,000 shares    are reserved for issuance upon exercise of
                                    the warrants held by Woodward LLC

                5,250,000 shares    are reserved for issuance upon conversion of
                                    preferred stock held by Woodward LLC 775,000 shares and associated repricing rights
                                    (increases to 7,875,000 upon the increase in the number of authorized shares of Common
                                    Stock)

                2,183,000 shares    are reserved for issuance upon exercise of
                                    warrants held by other investors

                2,849,500 shares    are reserved for issuance upon exercise of
                                    warrants held by directors and officers


                6,000,000 shares    are reserved for issuance upon exercise
                                    of options issued to directors, officers, employees and consultants that have been awarded to date and remain outstanding

                   18,000 shares    are reserved for issuance pursuant to the
                                    2002 Consolidated Stock Option Plan

       Total:  31,675,500 shares    are reserved for issuance of shares for
                                    compensation

Thus, if we had to issue all of the shares that we are committed to issue at this time, the total would come to 104,054,175 shares which would exceed the number of shares of Common Stock at this time as authorized by our Articles of Incorporation (with certain allocations having been made contingent on the approval of the increase in authorized capital). In addition to the increases in the number of shares reserved for issuance set forth in the above table, the number of shares issuable by the Company pursuant to its repricing obligations to Woodward and pursuant to the J&K Private Equity Agreement, could substantially exceed these numbers, depending on the market price for the Company's shares at the time such repricing obligations mature and at the time the Company seeks to issue shares to J&K. IF YOU DO NOT APPROVE THE PROPOSAL TO INCREASE THE AUTHORIZED NUMBER OF SHARES, EUROTECH WILL NOT BE IN A POSITION TO ISSUE ADDITIONAL SHARES OF COMMON STOCK. THIS WILL LIKELY PRECLUDE THE COMPANY FROM RAISING MONEY TO PAY FOR CONTINUED OPERATIONS.


Pursuant to both Delaware and District of Columbia law, the Board of Directors is authorized to issue from time to time any and all unissued shares of Common Stock for any proper corporate purposes without prior shareholder approval, except as may be required for a particular transaction by law or the Company Certificate, or by the rules of any stock exchange on which the Company's securities may then be listed. Currently, the shares of the Company trade on the Amex. The Amex Listing Requirements for instance, require approval of the shareholders, unless otherwise exempted, as a perquisite to approval of applications to Amex to list additional shares reserved for options granted or to be granted to officers, directors or key employees, regardless of whether or not such authorization is required by law or by the Company's Charter. Amex also requires shareholder approval, in most instances, when a listed company seeks to issue common stock could resulting in an increase in outstanding common shares of 20% or more.

The Board believes that the proposed increase in the number of authorized Common Stock is essential to maintain Eurotech's flexibility in choosing how to pay for acquisitions and other corporate actions, such as, equity offerings to raise capital and adoption of benefit plans, such as the 2002 Consolidated Stock Option Plan, in order to hire and retain experienced and qualified officers, directors and consultants. The Board believes the increase of authorized shares is essential to maintain the flexibility necessary to run a growing company without constantly resorting to the expense and delay associated with calling shareholder meetings to approve the issuance of additional shares of Common Stock.

The Board has no specific plans at this time to issue any additional shares of common stock other than to satisfy outstanding option obligations and to give the Company the flexibility to fully utilize the existing financing vehicles (i.e. the J&K Private Equity Agreement).

Other uses for the Common Stock include, payment from time to time of some of our expenses, as compensation of officers and consultants. Additionally, the Company is looking to alter its current business model to include a growth through acquisition strategy with the acquisitions being paid for by shares of the Company's stock.

If the shareholders approve the recommended amendment to our Articles of Incorporation regarding the increase in authorized capital, it would have the effect of authorizing the Board to issue the additionally authorized shares without further action by the shareholders, except as may be required in a specific case by applicable law or the regulations of any stock market on which our outstanding shares are listed (such as those obligation arising from the Amex Listing Requirements), without first offering the shares to all the current Shareholders for subscription. The issuance of additional shares of Common Stock could reduce existing shareholders' percentage ownership and voting power in Eurotech and, depending on the transaction in which the shares are issued, could affect the per share book value or other per share financial measures. The availability of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of the company. The proposed increase in the number of authorized shares is not intended to inhibit a change of control of Eurotech and we are not aware of any pending or threatened efforts to acquire control of the company.

The Board has approved and recommends that the shareholders adopt the amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock to 300,000,000 shares. The amendment of the Articles of Incorporation will not increase or otherwise affect the number of authorized shares of preferred stock that may be issued by Eurotech. If approved by the shareholders, the amendment of the Articles of Incorporation will become effective upon the filing of Articles of Amendment with the Department of Consumer and Regulatory Affairs of the District of Columbia.

After the approval of this Proposal 2, the increase in authorized capital will become effective upon the appropriate filings with the District of Columbia which filings are expected to take place shortly after the Special Meeting. If this Proposal 2 is not approved by the shareholders, the proposed amendment to effectuate the increased authorized shares of Common Stock to the Company Certificate will not be filed; however, if Proposal 2 is not approved, but Proposal 3 is approved, the increase in authorized Common Stock will become effective as a result of the Reincorporation.

YOUR BOARD URGES A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 300,000,000 SHARES, PAR VALUE $.00025 PER SHARE.

VOTE REQUIRED

TO BE APPROVED AND GO INTO EFFECT, THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK OF EUROTECH, LTD. REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 3

                    REINCORPORATION IN THE STATE OF DELAWARE

GENERAL

For the reasons set forth below, the Board of Directors unanimously believes that the best interest of the Company and its shareholders will be served by changing the Company's state of incorporation from the District of Columbia to Delaware. Shareholders are urged to carefully read the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Proxy Statement, the term "Company" refers to the existing District of Columbia corporation and the term the "Delaware Company" refers to Managedcorp Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed by the Company for the sole purpose of the Reincorporation. The address and phone number of the principal executive office of the Delaware Company are the same as those of the Company, as are the Directors and Executive Officers.

The Reincorporation will be effected by merging the Company into the Delaware Company (the "Merger"), in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). Upon completion of the Merger, (i) the Company will cease to exist, (ii) the Delaware Company will continue to operate the business of the Company under the name "Managedcorp Holdings Inc.", (iii) the shareholders of the Company will automatically become the shareholders of the Delaware Company, (iv) the shareholders will have rights as shareholders of the Delaware Company and no longer as shareholders of the Company, and such rights will be governed by Delaware law, the Delaware Company's Certificate of Incorporation and By-laws rather than by District of Columbia law, the Company Certificate and By-laws, and (v) options to purchase shares of the Company's Common Stock automatically, by operation of the Agreement and Plan of Merger will be converted into options to acquire an equal number of equivalent shares of the Delaware Company's Common Stock.

The Reincorporation will not result in any changes in the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Company. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Delaware Company following the Reincorporation. Following the Merger, the Delaware Common Stock will be listed on the American Stock Exchange under the symbol "MGX".

Approval of the Reincorporation will constitute approval of the Merger and the Merger Agreement. Following the Special Meeting, if the Reincorporation is approved, the Company will submit the Merger Agreement to the office of the Mayor of the District of Columbia and the Delaware Secretary of State for filing, and to the American Stock Exchange for listing approval.

The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of the Delaware Company Certificate of Incorporation ("Delaware Company Certificate") and Delaware Company By-laws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of the Delaware Company by Delaware law, the Delaware Company Certificate and By-laws will or may in the future alter certain rights of the shareholders.

Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, $.00025 par value, automatically will be converted into one share of the Delaware Company Common Stock, $.00025 par value, upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of the Delaware Company. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR THE DELAWARE COMPANY STOCK CERTIFICATES.

REQUIRED VOTE

The Company's Charter requires the affirmative vote of a majority of the authorized and outstanding shares on those matters where the law of the District of Columbia would otherwise require the affirmative vote of the holders of at least two-thirds of the outstanding voting stock of the Company. As such for the approval of the Merger and the other terms of the Reincorporation, this proposal requires the affirmative vote of a majority of the Company's outstanding shares as of the Record Date.

The Reincorporation has been approved unanimously by the Company's Board of Directors. If approved by the shareholders, the Reincorporation will become effective upon the filing of the Agreement and Plan of Merger and related documentation with both Delaware and the District of Columbia's respective Secretary of State or other comparable office or officers (the "Effective Date"). The Board of Directors intends that the Reincorporation be consummated as soon as practicable following the Special Meeting. Nonetheless, the Agreement and Plan of Merger allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Agreement and Plan of Merger (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.

The discussion set forth below is qualified in its entirety by reference to the Agreement and Plan of Merger, the Certificate of Incorporation of the Delaware Company and the By-laws of the Delaware Company, a copy of each of which is attached hereto as Exhibit A.

REASONS FOR THE REINCORPORATION

Advantages of Delaware Law

For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than the District of Columbia, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery, which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly. For these reasons, many American corporations that have initially chosen their home state for their state of incorporation have subsequently changed their corporate domicile to Delaware in a manner similar to the Reincorporation.

An additional factor to consider is the nature of the governmental resources allocated to the processing of corporate matters in Delaware as compared to the District of Columbia. As the leading U.S. jurisdiction for corporate filings, the State of Delaware has allocated significant resources to making the administration of corporate filings quick, accurate and effective, for instance by providing immediate review and processing of corporate documents by filing clerks and other administrators who are familiar with the sophisticated issues surrounding the corporate filings of a publicly traded company. The District of Columbia generally does not provide the level or sophistication of services available to monitor corporate filings like those present in Delaware.

The Board of Directors considered the predictability and flexibility of Delaware Law and the efficiency of its judicial process when it approved the present proposal. The Board of Directors also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.

Possible Disadvantages

Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' right and the powers of management under Delaware and District of Columbia law see "Significant Differences Between the Corporation Laws of the District of Columbia and Delaware" below.

CONVERSION OF STOCK CERTIFICATES

As soon as the Reincorporation becomes effective, the Delaware Company will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of the Company will become owners of the new shares of the Delaware Company. Shares of the Company will automatically convert into shares of the Delaware Company, on these terms:

         o        The conversion will be on a one-for one basis.
         o Each share of the Common Stock of the Company which is outstanding at the effective date will become one share of the Common Stock, par value $.00025 per share, of the Delaware Company.

THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH COMPANY STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF DELAWARE COMPANY SHARES. THEREFORE, SHAREHOLDERS OF THE COMPANY NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW DELAWARE COMPANY STOCK CERTIFICATES. LIKEWISE, SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE CORPORATION OR THE CORPORATION'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION.

TRADING OF THE STOCK

After the Reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. The Delaware Company will issue new certificates representing shares of Delaware Company Common Stock for transfers occurring after the Effective Date. On request, the Delaware Company will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

After the Reincorporation, the Delaware Company will continue to be a publicly held company, with its common stock tradable on the American Stock Exchange ("AMEX"), contingent upon its approval of the transaction, under a new symbol, "MGX". The Delaware Company will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain federal income tax consequences to holders of Company Common Stock who receive the Delaware Company Common Stock in exchange for their Company Common Stock as a result of the Reincorporation. This summary is for general information only. This summary does not address all the tax consequences of the Reincorporation that may be relevant to particular Company shareholders, such as dealers in securities.

In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Reincorporation with respect to such shareholder, including the applicability of federal, state, local or foreign tax laws.

The Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. No gain or loss will be recognized by holders of Company Common Stock upon receipt of Common Stock of the Delaware Company pursuant to the Reincorporation. The tax basis of the Common Stock of the Delaware Company received by each shareholder will be the same as the tax basis of the Common Stock of the Delaware Company held by such shareholder at the time of the Reincorporation. The holding period of the Common Stock of the Delaware Company received by each shareholder of the Delaware Company will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefor.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. This summary does not address potential legislative changes that may affect these consequences.

The Company will not recognize gain or loss for federal tax purposes as a result of the Reincorporation, and the Delaware Company will succeed, without adjustment, to the federal income tax attributes of the Company.

ACCOUNTING TREATMENT OF THE MERGER

In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

REGULATORY APPROVAL

The consummation of the Merger is conditioned upon the Company obtaining all required consents of governmental authorities including the Delaware Secretary of State and the Office of the Mayor of the District of Columbia and the acceptance for filing of the Agreement and Plan of Merger. Moreover, before the shares of the Delaware Company can be listed on the AMEX, we will need approval of a listing application filed with AMEX.

DISSENTER RIGHTS

In order for a shareholder to exercise their dissenter's rights under the District of Columbia Law they must adhere to the steps that are summarized below. The following description of the dissenter's rights under D.C. Law does not purport to be complete and is subject to, and qualified in its entirety by
Section 29-101.73 of the D.C. Business Corporation Law which is attached hereto as Exhibit B:

         1. There must be a Merger or Consolidation of the Corporation in which the dissenter is a shareholder.
         2. Either prior to or at the meeting where the Plan of Merger or Consolidation is to be voted upon, the dissenter must:
                  a. file a written objection with the Company to the Plan of Merger or Consolidation;
                  b. the dissenter cannot vote in favor of the Plan of Merger or Consolidation either in person or by proxy;
                  c. within 20 days after the merger or consolidation is effected, the dissenter shall make a written demand to the surviving Company (assuming the Merger contemplated herein is approved it would be Managed Delaware) "for fair market payment as of the day before the merger was effectuated;"
                  d. this written demand must state number of shares and class of shares owned by dissenting shareholder;
                  e. FAILURE TO MAKE THIS DEMAND WITHIN 20 DAYS AFTER THE MERGER OR CONSOLIDATION WILL RESULT IN A WAIVER OF THE SHAREHOLDER'S DISSENTER RIGHTS AND THE SHAREHOLDER WILL BE BOUND BY THE TERMS OF THE MERGER OR CONSOLIDATION.
         3. For those shareholders who make a timely filed objection following each and every of the aforementioned requirements, the surviving Company and the Dissenter will have 30 days to agree to the value of the shares as of the day prior to the date on which the vote was taken approving the merger or consolidation is agreed upon.
         4. The surviving Company would then have 90 days to make this payment to the dissenting shareholder who timely filed a proper objection and made proper demand for payment as briefly outlined above and fully qualified by Section 29-101.73 of the D.C. Business Corporation Law which is attached as an Exhibit hereto. Upon receipt of payment for the agreed value, the dissenting shareholder will cease to have any interest in the shares of the corporation or the surviving company.
         5. If the parties cannot agree as to "fair value", the dissenting shareholder may, within 60 days after the expiration of the 30-day period, file a petition in any court of competent jurisdiction within the District of Columbia asking for a finding and determination of the fair value of the shares.
         6. The court will then make a determination of the fair value of the shares "as of the day prior to the date on which the vote was taken approving the merger or consolidation, together with interest at the rate of 5% per annum to the date of the judgment." Payment is due from the Company immediately after such determination.

         7. Again, upon this payment for the fair value of the shares, the dissenting shareholder will cease to have any rights or interest in the shares of the corporation or the surviving company.
         8. THE RIGHT OF A DISSENTING SHAREHOLDER TO BE PAID THE FAIR VALUE OF HIS OR HER OR ITS SHARES AS HEREIN PROVIDED SHALL CEASE IF AND WHEN THE CORPORATION SHALL ABANDON THE MERGER OR CONSOLIDATION.
         9. ALL INQUIRIES OR NOTICES TO THE COMPANY AS OUTLINED ABOVE, SHOULD BE MADE TO: Secretary, Eurotech, Ltd., 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030, Phone (703) 352-4399.

ABANDONMENT

The Board of Directors will have the absolute right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF DISTRICT OF COLUMBIA AND DELAWARE

The Reincorporation will effect several changes in the rights of shareholders as a result of differences between the Business Corporation Law of the District of Columbia (the "D.C. Law") and the General Corporation Law of Delaware (the "Delaware Law"). The provisions of D.C. Law and the Delaware Law differ in many respects. Summarized below are certain of the principal differences between D.C. Law and the Delaware Law affecting the rights of shareholders. This summary does not purport to be a complete statement of the differences affecting shareholders' rights under the D.C. Law and the Delaware Law and is subject to, and qualified in its entirety by reference to, all the provisions of these statutes.

Payment of Dividends

Under both D.C. Law and Delaware Law, a corporation may generally pay dividends out of surplus. In addition, the Delaware Law, unlike D.C. Law permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Issuance of Rights and Options to Directors, Officers or Employees

While D.C. Law is generally silent regarding the approval of any incentive plan pursuant to which rights or options are to be granted to directors, officers or employees, Delaware Law does not require shareholder approval of such incentive plans, although various other applicable legal and regulatory requirements may make shareholder approval of rights or option plans of the Delaware Company necessary or desirable.

Consideration for Shares

Under D.C. Law, the consideration for the issuance of shares may be paid in whole or in part, in the form of money, or other property, tangible or intangible, labor or services actually received by or performed for the corporation or any combination thereof. Under D.C. Law neither promissory notes nor future services shall constitute payment for the shares of a corporation. Under the Delaware Law a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the Delaware Law may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Amendment of By-laws

Under D.C. Law the power to make, alter, amend or repeal the By-laws of the Corporation is vested in the Board of Directors unless it is reserved to the Shareholders by the Articles of Incorporation. However, under Delaware Law, the board of directors may amend, adopt or repeal By-laws only if permitted by its certificate of incorporation. The By-laws of the Company provide that the Board of Directors may amend, adopt or repeal the Company's By-laws by majority vote except as otherwise provided by the Company's Articles of Incorporation, subject to the rights of shareholders to alter, amend, or repeal those By-laws made by the Board of Directors. The Delaware Company Certificate specifically permits amendment of the By-laws by the Board of Directors by majority vote in accordance with Delaware Law.

Vote Required for Certain Transactions

D.C. Law requires the holders of two-thirds of the outstanding stock of a D.C. corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business, unless, its Articles of Incorporation provide that the holders of a majority of the outstanding stock may approve such transactions. The Company currently has such a provision in its Articles of Incorporation. Under Delaware Law, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets of a corporation without a special provision in its certificate of incorporation, unless the certificate of incorporation provides otherwise. Furthermore, in the case of a merger under Delaware Law, shareholders of the surviving corporation do not have to approve the merger at all, unless the certificate of incorporation provides otherwise, if (a) no amendment of the surviving corporation's certificate of incorporation is made by the merger agreement; (b) each outstanding share of the surviving corporation before the merger is unchanged or becomes a treasury share of the surviving corporation and (c) the number of additional shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.

Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion below under the heading "Business Combination Statutes".

Indemnification of Directors and Officers

Delaware Law regarding indemnification by a corporation of its directors and officers both provide that indemnification may be made in connection with non-derivative actions and in connection with derivative actions except where the director or officer is adjudged to be liable to the corporation, unless and only to the extent that, an appropriate court determines that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification.

D.C. Law is generally silent to those matters relating to indemnification of directors and officers.

Limitation of Directors' Liability

The Delaware Law permits a corporation to provide in its certificate of incorporation that directors will have limited or no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) any breach of the director's duty of loyalty,
(ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) the payment of illegal dividends or distributions, or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Company Certificate contains such a provision.

D.C. Law is generally silent as to limitation on directors' liability, except that it expressly states that directors who vote for or assent for the declaration of any improper dividend, or any dividend that causes the Company to become insolvent, generally will be jointly and severally liable to the Company.

Classification of the Board of Directors

D.C. Law permits a classified board with as many as three classes which classes must be as nearly equal in number as possible.

Delaware Law permits the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes, but does not specify a minimum number of directors for each class. Neither the Delaware Company Certificate nor the Company's Charter provides for a classified board.

Number of Directors

Under the Delaware Law, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the By-laws or in the certificate of incorporation, but if fixed in the certificate of incorporation, may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the By-laws.


Under the D.C. Law, a corporation must have at least one director, and any higher number may be fixed by the By-laws or by action of the shareholders or of the board of directors under the specific provisions of the By-laws. The number of directors may be increased or decreased by amendment of the By-laws or by action of the shareholders or of the board of directors.


Transactions with Interested Directors; Loans and Guarantees of Obligations of Directors

With regard to establishing the validity of transactions between a corporation and interested directors, Delaware Law requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote would be sufficient alone to be the act of the board or committee. Moreover, under the Delaware Law, a board of directors may authorize loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director. D.C. Law is generally silent to this except that it provides that "the board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any director, shall have authority to establish reasonable compensation of all directors or services to the corporation as directors, officers, or otherwise." In light of the current pressures on board of directors, especially regarding related transactions and loans to executives and directors, it is the Company's belief that Delaware Law gives clearer guidance to the Company and its directors in navigating these issues.

Business Combination Statutes

The Delaware Law prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that time the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such time the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware Law defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. D.C. Law has no such corresponding provisions in its statutes.

Inspection of Shareholders' Lists

Under D.C. Law any person or persons who shall be the holders of at least 5% of all outstanding shares of a corporation shall have the right to examine, in person, or by agent or attorney, at any reasonable time or times, for any proper purpose, its record of shareholders and to make extracts therefrom.

Delaware Law permits any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder and, during the ten days preceding the shareholders' meeting, for any purpose germane to that meeting.

Dissenters' Rights

As more fully set forth above, D.C. Law provides for dissenters' rights. Shareholders of the Company shall be accorded all rights, privileges and be subject to all of the obligations contained within the District of Columbia Business Company Act regarding dissenters' rights. SHAREHOLDERS SHOULD NOTE THAT IN THE EVENT THAT THE REINCORPORATION BECOMES EFFECTIVE, UNDER DELAWARE LAW AND THE CERTIFICATE OF INCORPORATION OF THE SURVIVING COMPANY, SHAREHOLDERS WILL NO LONGER HAVE DISSENTERS' RIGHTS FOR FUTURE MERGERS OR CONSOLIDATIONS, EXCEPT AS IDENTIFIED IN THE PARAGRAPH IMMEDIATELY BELOW.

Delaware Law provides such appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (x) to shareholders of the surviving corporation in a merger if shareholder approval of the merger is not required, or (y) to any class of stock which is either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 holders, unless shareholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving corporation, common stock of another corporation that is so listed or held, cash in lieu of fractional shares or any combination of the foregoing.

Notice of the Meeting of Shareholders

D.C. Law provides that written or printed notice of any meeting of the Shareholders of the Corporation, shall in absence of a provision in the By-law specifying a different period of notice, be delivered not less than 10 nor more than 50 days before the date of the meeting. Through a exercise of the permissive element of the statute, the By-laws of the Company currently require that the notice period be not less than 10 nor more than 60 days before the date of the meeting which is consistent with the Delaware Law on this topic.

Redemption of Shares

The D.C. Law generally permits redemption of shares, but no redemption shall be made which will reduce the remaining assets of the corporation to a level below an amount sufficient to pay all of its debts. The Delaware Law permits redeemable shares to be subject to redemption, in accordance with the terms thereof, by the corporation at its option or at the option of the holders thereof, provided that at the time of such redemption the corporation has outstanding shares of at least one class or series with full voting powers that is not subject to redemption.

Holding Company Reorganization

While no analogous provision exists under D.C. Law, the Delaware Law permits a Delaware corporation to reorganize as a holding company without shareholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a shareholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such shareholder approval under existing law.

YOUR BOARD URGES A VOTE FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM THE DISTRICT OF COLUMBIA TO DELAWARE.

VOTE REQUIRED

TO BE APPROVED AND GO INTO EFFECT, THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 4

              PERMIT ISSUANCE TO WOODWARD OF SHARES OF COMMON STOCK
                             OF THE COMPANY EQUAL TO
                         20% OR MORE OF THE COMMON STOCK
                 OF THE COMPANY OUTSTANDING AS OF MARCH 30, 2001


On March 30, 2001 the Company entered a Stock Purchase Agreement with Woodward (the "2001 Stock Purchase Agreement") for the sale of 1,333,333 shares, wherein the parties agreed to cap any issuance of shares to Woodward at not more than 19.99% of the total issued and outstanding shares of the Company as of such date. The parties also agreed to cap any issuance of shares to Woodward to not more than 9.99% of the then current issued and outstanding shares of the Company. This Agreement contained certain Repricing provisions that require us to issue additional shares in the proportion to which the outstanding shares of our Common Stock trade during specified time periods at prices below the $3.76 target price specified in the 2001 Stock Purchase Agreement, as amended to date.

The following table summarizes the possible combined number of shares that may need to be issued to Woodward pursuant to 2001 Stock Purchase Agreement, as amended, and the repricing provisions which thereby require the approval sought herein. The numbers in the table assume that the "Assumed Average Market Price During Repricing Period" shown in the table remains unchanged over a period of three months. Actual repricings will be based on actual prices during the respective monthly periods, which can be expected to fluctuate.

                                                        Total Number of Shares
                                     Assumed Average    Issuable on Account of
                                      Market Price      Repricings Through End     Percent of Total No. of
                        Number of   During Repricing   of Respective Repricing        Shares Outstanding
        Date             Shares          Period                 Period                   (72,378,675)
---------------------- ------------ ------------------ ------------------------- -----------------------------
June 1, 2002             444,444          0.30                        5,125,921             7.08%
---------------------- ------------ ------------------ ------------------------- -----------------------------
                         444,444          0.20                        7,911,103             10.93%
---------------------- ------------ ------------------ ------------------------- -----------------------------
                         444,444          0.10                       16,226,650             22.42%
---------------------- ------------ ------------------ ------------------------- -----------------------------
July 1, 2002             444,444          0.30                        5,125,921             7.08%
---------------------- ------------ ------------------ ------------------------- -----------------------------
                         444,444          0.20                        7,911,103             10.93%
---------------------- ------------ ------------------ ------------------------- -----------------------------
                         444,444          0.10                       16,226,650             22.42%
---------------------- ------------ ------------------ ------------------------- -----------------------------
August 1, 2002           444,445          0.30                        5,125,932             7.08%
---------------------- ------------ ------------------ ------------------------- -----------------------------
                         444,445          0.20                        7,911,121             10.93%
---------------------- ------------ ------------------ ------------------------- -----------------------------
                         444,445          0.10                       16,226,687             22.42%
---------------------- ------------ ------------------ ------------------------- -----------------------------

Pursuant to the Restated Amendment to Repricing Rights Agreement and Securities Purchase Agreement effective as of April 12, 2002, the Company committed to issue to Woodward 6,100,000 additional shares (the "Second Additional Shares") in satisfaction of its obligations with respect to the Sixth Repricing Period of an April 2000 Stock Purchase Agreement with Woodward. On April 15, 2002 the Company issued 4,350,000 shares to Woodward and 1,750,000 shares will be issued to Woodward on the first business day that is 65 days after written notice by Woodward requesting delivery of the balance of the Second Additional Shares. With respect to the number of remaining additional shares issuable pursuant to the 2001 Stock Purchase Agreement, the number of shares disclosed in the table above shall be reduced or increased, as the case may be, in three equal installments, the last of which expires in August 2002, by the amount that the number of the Second Additional Shares are greater than (in which case there shall be a reduction) or less than (in which case there shall be an increase) the number of shares exceeding zero determined according to the following formula:

        (3.76- Measurement Period Price) x (333,333)/ Measurement Period Price),


         where the Measurement Period Price is the average Closing Bid Price for the during the period commencing on May 1, 2002, and ending twenty (20) Business Days after such date.


Because the repricing described above, is based on a $3.76 target price compared to actual market prices of shares, it is impossible to predict exactly how many more shares we will need to issue to Woodward.


As shown by the table above, the Company believes that due to the repricing provisions in the 2001 Stock Purchase Agreement, and in light of the current market price of the Company's Common Stock, in order to fulfill its obligations and fully realize all of its rights under the 2001 Stock Purchase Agreement it is probable that it will need to exceed the allotted cap on the number of securities issuable to Woodward of 19.99%. Moreover, the Rules of the Amex require shareholder approval for transactions involving the sale or issuance by the Company of 20% or more of the presently issued and outstanding shares of the Company.


While these and other repricing provisions have resulted in and will continue to result in the issuance of numerous shares to Woodward, in the absence of any significant revenues, in order for the Company to find a workable financing platform going forward, it believes that it is in the best interests of the Company to take all reasonable means possible to comply with and to act in good faith with regard to those pricing obligations that currently remain.


YOUR BOARD URGES A VOTE FOR THE PROPOSAL THAT PERMITS THE COMPANY TO ISSUE TO WOODWARD SHARES OF COMMON STOCK OF THE COMPANY EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING AS OF MARCH 30, 2001.


VOTE REQUIRED

APPROVAL TO PERMIT THE COMPANY TO ISSUE SHARES OF COMMON STOCK TO WOODWARD EQUAL TO 20 PERCENT OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF MARCH 30, 2001 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY, BUT 1,333,333 VOTES CAST BY WOODWARD, IF THAT MANY VOTES OR MORE ARE CAST BY WOODWARD, WILL NOT BE CONSIDERED FOR DETERMINATION OF THIS PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 5

                           PERMIT ISSUANCE TO WOODWARD
                            OF SHARES OF COMMON STOCK
                             OF THE COMPANY EQUAL TO
                         20% OR MORE OF THE COMMON STOCK
                OF THE COMPANY OUTSTANDING AS OF FEBRUARY 1, 2002

On February 1, 2002, the Company executed an agreement with Woodward LLC ("Woodward") for the private placement of Series A 3% Convertible Preferred Stock (the "Preferred Stock") with a commitment amount of $2,500,000 to support ongoing operations, corporate development and development of its technologies (the "February 1, 2002 Agreement"). On February 1, 2002 the Company amended its Articles of Incorporation to designate 25,000 shares of its preferred stock as "Series A 3% Convertible Preferred Stock" and to establish the preferences, conversion rights, voting powers, restrictions, limitation as to distributions, qualifications, and terms of redemption of the Preferred Stock.


In connection with the initial closing under the Securities Purchase Agreement, which took place on February 6, 2002, we issued 10,000 shares of Preferred Stock for $1,000,000, which is convertible, at the option of shareholder, into shares of Common Stock, of the Company at $.50 per share. The holders of Preferred Stock are entitled to receive dividends at a rate of three percent (3%) per annum of the liquidation preference of $100 per share (the "Liquidation Preference"), which are fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in shares of Common Stock) or other distribution on the Common Stock of the Company. The dividends on the Preferred Stock accrue from the date of issuance of each share and are payable semi-annually on June 30 and December 30 of each year commencing on June 30, 2002. The dividends on the Preferred Stock are payable only when, as and if declared by the Board of Directors out of funds legally available therefore. Moreover, holders of the Preferred Stock are entitled to a preferred distribution in the event of a liquidation, dissolution or winding up.

The three closing dates for the sale of the remaining balance of $1,500,000 of the $2,500,000 commitment were set for May 30, 2002, August 30, 2002 and November 30, 2002. Woodward purchased $1,000,000 of the commitment amount in four partial payments on March 12, March 22, April 29, and May 16, 2002 and the Company has issued 10,000 shares of Preferred Stock. Pursuant to an Amendment dated as of April 12, 2002, subject to the terms and conditions of the February 1, 2002 Agreement and the other transaction documents, Woodward will purchase the remaining $500,000 balance of the Preferred Stock on November 30, 2002. This closing will be subject to customary conditions to closing, including but not limited to, the issuance and delivery of the subject securities, reaffirmation of all representations and warranties of the Company made in the Securities Purchase Agreement, issuance of an opinion by the Company's counsel, timely issuance of all shares pursuant to the Repricing Agreement, availability and reservation of shares for issuance under the Securities Purchase Agreement and a representation and warranty that there has been no material adverse change to the business, operations or financial condition of the Company.


REPRICING RIGHTS AGREEMENT


As part of the Securities Purchase Agreement, the Company also executed a Repricing Rights Agreement (the "Repricing Agreement"). Under the Repricing Agreement, upon conversion of the Preferred Stock into shares of Common Stock pursuant to the terms of the Preferred Stock, the Common Stock is subject to repricing. Upon conversion of the Preferred Stock into Common Stock, the earliest tranche of which is convertible no earlier than September 1, 2002, Woodward has the right to have additional shares of Common Stock issued to it to the extent that during the month immediately following conversion of the Preferred Stock the market price of the Company's outstanding shares is not at least equal to a specified price in excess of the original issue price. Pursuant to these reset provisions, during each repricing period pursuant to the Repricing Agreement, if the average of the lowest Closing Bid Prices for any five (5) trading days (not necessarily consecutive) during a such repricing period (the "Repricing Price") is not equal to or greater than the target price set by the Repricing Agreement (the "Target Price"), then the Company shall issue to Woodward the number of additional shares of Common Stock as determined by the following formula: (Target Price-Repricing Price) multiplied by (the number of the repriced shares pursuant to the Repricing Agreement) divided by the Repricing Price. The initial Target Price is $3.618 per share.

Additionally, the Company has also agreed to make its best reasonable efforts to increase the authorized capital from 100,000,000 shares of Common Stock, par value $.00025 per share to at least 200,000,000 shares. In the event of such increase, the Company has agreed to authorize and reserve for issuance, free from pre-emptive rights, 10,000,000 shares of Common Stock for purposes of issuance of the shares for the above repricing agreement.

Under the February 1, 2002 Agreement, the parties agreed to cap the percent ownership of the Company that upon conversion of its Series A 3% Convertible Preferred Stock into Common Stock, Woodward could own at any one time not more than 19.99% of the total issued and outstanding shares of the Company as of the closing date of February 1, 2002. The Company believes that due to the pricing provisions in the Preferred Stock Purchase Agreement, and in light of the current market price of the Company's Common Stock if Woodward were to convert a certain amount of the Preferred Stock due to it under this agreement and there was no cap, it could own more than the allotted 19.99% (See the table below).

The following table summarizes the possible combined number of shares that may need to be issued to Woodward pursuant to February 1, 2002 Agreement, as amended, and the repricing provisions which thereby require the approval sought herein. The numbers in the table assume that the "Assumed Average Market Price During Repricing Period" shown in the table remains unchanged over a period of ten months. Actual repricings will be based on actual prices during the respective monthly periods, which can be expected to fluctuate.

                                         Assumed        Total Number of Shares
                                     Average Market     Issuable on Account of
                                      Price During      Repricings Through End     Percent of Total No. of
                        Number of       Repricing           of Respective             Shares Outstanding
         Date           Shares           Period            Repricing Period              (72,378,675)
----------------------- ----------- ------------------ ------------------------- -----------------------------
October 1, 2002         515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
November 1, 2002        515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
December 1, 2002        515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
January 1, 2003         515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
February 1, 2003        515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
March 1, 2003           515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
April 1, 2003           515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
May 1, 2003             515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
June 1, 2003            515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------
July 1, 2003            515,000           0.30                        5,695,900             7.87%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.20                        8,801,350             12.16%
----------------------- ----------- ------------------ ------------------------- -----------------------------
                        515,000           0.10                       18,117,700             25.03%
----------------------- ----------- ------------------ ------------------------- -----------------------------

Because the repricing described above, is based on a $3.618 target price compared to actual market prices of shares, it is impossible to predict exactly how many shares we will need to issue to Woodward. However, pursuant to this repricing agreement, upon conversion, all of the Common Stock issued to Woodward is subject to repricing. Upon conversion of the Preferred Stock into Common Stock, the earliest tranche of which is convertible no earlier than September 1, 2002, Woodward has the right to have additional shares of Common Stock issued to it to the extent that during the month immediately following conversion of the Preferred Stock the market price of the Company's outstanding shares is not at least equal to an initial target price of $3.618. As is evident from the table above, there are potentially foreseeable situations where the Company will be obligated to issue more than 20% of the outstanding shares of the Company on February 1, 2002 to Woodward. Even if this proposal is passed, pursuant to the February 1, 2002 Agreement, there will still be a cap on the amount of shares that can be issued to Woodward so that Woodward can not be issued in excess of 9.9% of the then current (as opposed 19.9% on the fixed date of February 1, 2002) issued and outstanding shares of the Company.


While these and other repricing provisions have resulted in and will continue to result in the issuance of numerous shares to Woodward, in the absence of any significant revenues, in order for the Company to find a workable financing platform going forward, it believes that it is in the best interests of the Company to take all reasonable means possible to comply with and to act in good faith with regard to those remaining pricing obligations.


YOUR BOARD URGES A VOTE FOR THE PROPOSAL THAT PERMITS THE COMPANY TO ISSUE TO WOODWARD SHARES OF COMMON STOCK OF THE COMPANY EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING AS OF FEBRUARY 1, 2002.


VOTE REQUIRED

APPROVAL TO PERMIT THE COMPANY TO ISSUE SHARES OF COMMON STOCK TO WOODWARD EQUAL TO 20 PERCENT OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF FEBRUARY 1, 2002 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 6

                    PERMIT ISSUANCE TO JENKS & KIRKLAND, LTD.
                            OF SHARES OF COMMON STOCK
                             OF THE COMPANY EQUAL TO
                         20% OR MORE OF THE COMMON STOCK
               OF THE COMPANY OUTSTANDING AS OF FEBRUARY 22, 2002

OVERVIEW

         On February 22, 2002, we entered into a financing agreement with Jenks & Kirkland, Ltd. ("J&K"), providing for the potential future issuance and sale of shares of our common stock. The agreement is referred to in this proxy statement as the Private Equity Agreement. The following description of the Private Equity Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Private Equity Agreement, which has been previously filed with the Commission.


Pursuant to the Private Equity Agreement, the Company, at its option, can sell to J&K up to $10 million of its common shares over a period of two years. Upon payment into escrow according to the Private Equity Agreement, the Company will issue shares of common stock and deliver the same into escrow. The right to require J&K to purchase shares of our common stock pursuant to the Private Equity Agreement is referred to as a "Put." The common shares to be sold must be registered. Each sale is limited to a maximum Put amount which is the lesser, with respect to any Put, of (i) the lesser of (a) One Million Dollars ($1,000,000), or (b) two hundred (200%) percent of the weighted average volume on the primary exchange (currently the American Stock Exchange) for the twenty
(20) trading days immediately preceding the Put notice date, (ii) the maximum amount of common stock that may be issued without the approval of the Company's Shareholders according to the rules and regulations of the primary exchange, or
(iii) a limitation specified in the agreement, which limits the aggregate number of common stock owned by J&K to less than 9.9% of the total issued and outstanding shares of Eurotech common stock and is subject to various other limitations and restrictions. In addition, the Private Equity Agreement provides for a "trading cushion" which provides for a minimum of 15 trading days between Put dates.


The initial sale price of the common stock is based on 90% of the weighted average of the lowest three days closing prices of our common stock during the 10 trading days immediately following the Put notice date. In addition to the Put shares, the Company shall issue to J&K a certain number of shares of common stock of the Company, if the Company exercises its right to declare a Blackout Period (during which J&K may not sell or offer to sell its shares of common stock of the Company acquired in the Private Equity Agreement) upon the occurrence of a potential material event affecting the Company and a corresponding decrease in the bid price of the shares of common stock of the Company on the day following such exercise. The number of shares to be issued will be based upon the number of Put shares held by J&K, the decreased bid price and the number of remaining Put shares not held by J&K. We are under no obligation to issue any minimum number of Put requests. However, if we do not sell to J&K at least $1,000,000 worth of common stock pursuant to the Private Equity Agreement, we will be obligated to issue to J&K a warrant to purchase 50,000 shares of common stock at $0.35 per share.

                    NECESSARY CONDITIONS BEFORE WE MAY ISSUE
            A PUT NOTICE AND J&K IS OBLIGATED TO PURCHASE OUR SHARES

         The following conditions must be satisfied before we may issue a Put Notice and J&K is obligated to purchase the shares of common stock that we wish to sell:

         - a registration statement covering the resale of shares of our common stock purchased under the Private Equity Agreement must have been declared effective by the SEC and must remain effective as of each date on which a closing of a purchase and sale of shares occurs;

         - neither we nor J&K can have received notice that the SEC has issued or intends to issue a stop order or has otherwise suspended or withdrawn the effectiveness of the registration statement or has threatened or intends to do so;

         - our representations and warranties to J&K contained in the Private Equity Agreement must be true and correct in all material respects as of the date they have been made and on each date we issue a Put Notice, if not specified otherwise in the representation;

         - we must have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Private Equity Agreement and the related registration rights agreement between us and J&K and we must not be in default under any of those agreements;

         - no statute, rule, regulation, executive order, decree, ruling or injunction may be in effect and no proceeding may have been commenced which affects any of the transactions contemplated by the Private Equity Agreement;


         - since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have an effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under the Private Equity Agreement or the Registration Rights Agreement can have occurred;

         - for the twenty (20) Trading Days immediately preceding the Put Date, the Weighted Average Volume of the Common Stock on the Principal Market shall exceed $50,000.

         - the trading of our common stock must not have been suspended by the SEC, the principal market for our common stock or the National Association of Securities Dealers and the common stock must be approved for listing or quotation and must not have been delisted;


         - we must not have any knowledge of any event that could reasonably be expected to cause the registration statement to become suspended and is likely to occur within the valuation period following the Put Notice;

         - the maximum number of shares that we might sell under such Put Notice must not cause the total number of all common shares held by J & K to exceed 9.9% of our total shares outstanding on the date of each Closing Date; and

         - our outside counsel must have delivered an opinion letter in the form specified in the Private Equity Agreement.


We have further agreed:

         - not to disclose any material nonpublic information to J&K without disclosing the information to the public, unless we identify this information as material nonpublic information and give J&K an opportunity to accept or refuse the information; and

         - to issue, and have issued, a press release describing the material terms of the Private Equity Agreement as soon as practicable following the closing date, to file a Current Report on Form 8-K with the SEC and not to make any other public disclosure related to the Private Equity Agreement without consent by J&K if not required by law.

                      LIMITED GRANT OF REGISTRATION RIGHTS

We granted registration rights to J&K to enable it to resell the shares of common stock it purchases under the Private Equity Agreement pursuant to the to-be-filed registration statement. We agreed to use our commercially reasonable efforts to file, as necessary, one or more post-effective amendments to the registration statement filed in conjunction with the Registration Rights Agreement.

     With regard to the registration statement we further agreed to:

         - Prepare and file with the SEC, a Registration Statement with respect to not less than the number of Registrable Securities, and, thereafter, use all diligent efforts to cause the Registration Statement relating to the Registrable Securities to become effective; and keep the Registration Statement effective at all times until the earliest of (i) the date that is eighteen (18) months after the last Closing Date under the Equity Agreement, (ii) the date when the Investor may sell all Registrable Securities under Rule 144(k) without volume limitations, or (iii) the date the Investor no longer owns any of the Registrable Securities (collectively, the "Registration Period"); and

In addition, we have agreed to take certain actions to facilitate the sale by J&K of the shares purchased under the Private Equity Agreement pursuant to Rule 144 of the Securities Act, including:

         - maintaining the registration of our common stock under Section 12 of the Exchange Act;

         - filing all reports required under the Securities Act and Exchange Act; and

         - taking such further action as J&K may reasonably request to enable it to sell the shares covered by this prospectus without registration under Rule 144.

                      WHY WE NEED THE SHAREHOLDER APPROVAL

As mentioned above, pursuant to this Private Equity Agreement, we have the option to require J&K to purchase up to $10,000,000 worth of securities. However, due to the price of the securities, without the shareholder approval sought herein, we are restricted by the Rules of the American Stock Exchange to sell no more than 19.99% of the total outstanding shares of the Company which in turn limits and restricts our ability to utilize this funding source for operations. While we may never use the entire $10,000,000 that is available to be put, the approval of this provision is essential to safeguard this ability to sell shares against a significant drop in the shares price. Therefore, we seek the approval sought in this Proposal 6.

YOUR BOARD URGES A VOTE FOR THE PROPOSAL THAT PERMITS THE COMPANY TO ISSUE TO J&K SHARES OF COMMON STOCK OF THE COMPANY EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING AS OF FEBRUARY 22, 2002.

VOTE REQUIRED

APPROVAL TO PERMIT THE COMPANY TO ISSUE SHARES OF COMMON STOCK TO J&K EQUAL TO 20 PERCENT OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF FEBRUARY 22, 2002 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY, BUT ANY VOTES CAST BY J&K WILL NOT BE CONSIDERED FOR DETERMINATION OF THIS PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                             ITEM OF BUSINESS NO. 7

               APPROVAL OF THE 2002 CONSOLIDATED STOCK OPTION PLAN

In 1995, we adopted the 1995 Incentive Stock Option Plan to authorize the Board of Directors to issue options on up to 500,000 shares of common stock. The 1995 Stock Option Plan was approved at the time by the shareholders, which did not then include any public shareholders. No options were actually issued under the 1995 Stock Option Plan until 1999, when, first, the Board awarded an option, intended to be an incentive stock option, on 50,000 shares to the Corporate Secretary, and then, in August 1999, options on 450,000 shares to the directors themselves, who then included Dr. David Wilkes and did not include Mr. Hahnfeldt.

Also, in August 1999, the Board of Directors adopted the 1999 Incentive Stock Option Plan to authorize the Board of Directors or a committee thereof to issue options on up to an additional 750,000 shares. In June 2000, the Shareholders approved the 1999 Incentive Stock Option Plan. To date, the Board has granted and issued options to Eurotech employees and consultants to purchase 735,000 of 750,000 shares in this plan at exercise prices of $.71 to $4.00.

On April 30, 2002, the Board of Directors approved, subject to shareholder approval, the 2002 Consolidated Stock Option Plan (the "Plan"), which the Board believes to be desirable to attract and retain executive and other key employees of outstanding ability; options under the Plan may also be granted to directors, advisors, and consultants. We have attached a copy of the Plan as Exhibit C to this proxy statement. The maximum aggregate number of shares that may be sold under the Plan is 6,000,000 shares of Common Stock.

The Plan is currently administered by the Board, which may empower a committee to administer the Plan. The Board is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the individuals to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for options granted under the Plan is determined by the Board, provided that the exercise price of incentive stock options will not be less than 100% of the fair market value of a share of the common stock on the date the option is granted (110% of fair market value on the date of grant of an incentive stock option if the optionee owns more than 10% of our common stock.). Upon exercise of an option, the optionee may pay the purchase price with previously acquired securities of the Company, or at the discretion of the Board, we may lend some or all of the purchase price to the optionee.

YOUR BOARD OF DIRECTORS URGES A VOTE OF FOR APPROVING, ADOPTING AND RATIFYING THE 2002 CONSOLIDATED STOCK OPTION PLAN. UNLESS YOU ALSO APPROVE THE RECOMMENDED INCREASE IN THE NUMBER OF OUR AUTHORIZED COMMON SHARES (ITEM OF BUSINESS NO. 3 ABOVE), THERE WILL NOT BE ENOUGH COMMON STOCK AVAILABLE TO RESERVE FOR ISSUANCE UNDER THE 2002 CONSOLIDATED STOCK OPTION PLAN.

VOTE REQUIRED

APPROVAL OF THE 2002 CONSOLIDATED STOCK OPTION PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                             ITEM OF BUSINESS NO. 8

                                 OTHER BUSINESS

We do not know of any other item of business that may come before the meeting, except a motion to adjourn. If at the meeting a sufficient number of votes are not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time to permit continued solicitation of proxies.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


The following table shows the compensation of the current Chief Executive Officer, former Chief Executive Officer, and the four most highly compensated executive officers other than the Chief Executive Officer. Other than the executive officers listed below, no other executive officer was compensated in excess of $100,000 during 2001.

                                 SUMMARY COMPENSATION TABLE EXECUTIVE OFFICERS
                                                                                         Long-term
                                            Annual Compensation                          Compensation
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
             (a)                                                        (e)         (f) Restricted   (g) Stock
          Name and              (b)        (c)          (d)         Other Annual                     Option/Warrant
     Principal Position         Year   Salary ($)     Bonus($)    Compensation ($)  Stock Awards     Awards
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Todd J. Broms                   2000        -            -               -                 -                -
President and CEO (1)           2001        -            -               -                 -             100,000
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Don V. Hahnfeldt,               2000    $142,231      $78,000            -                 -             100,000
Former President and CEO (2)    2001    $138,091    $28,000 (aa)      $12,215              -             100,000
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Jeffrey W. Stephen,             2000    $103,385         -            $80,621              -             325,000
Former Senior Vice President    2001    $121,436         -            $33,020              -                -
and COO (3)
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Jon W. Dowie,                   2000     $99,385      $30,000            -                                  -
Former Vice President,          2001    $159,923         -             $7,339        $11,000 (bb)        100,000
Treasurer and CFO (4)
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Paul Childress, Vice            2000        -            -               -                 -                -
President, Nuclear and          2001    $151,596         -             $9,654              -              50,000
Environmental Division
(NETS) (5)
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------

(aa) During 2001, Mr. Hahnfeldt received payment of $28,000 of the $78,000 deferred bonus, leaving $50,000 in a deferred status.
(bb) Mr. Dowie owned 10,000 restricted shares as of the fiscal-year-end December 31, 2001. The value of his restricted shares are calculated by multiplying 10,000 shares by the December 31, 2001's closing price of $1.10.

(Notes regarding the above-listed executives follow)


(1) Mr. Broms serves as our President and Chief Executive Officer as of March 1, 2002. His employment agreement grants him an annual salary of $210,000. His designee, Broms Holdings LLC also received a ten-year option to purchase 1,300,000 shares at a price equal to the closing price of the Company's stock on the date of the grant, which was $.50. Under this option grant, 675,000 shares are immediately exercisable and if the authorized capital of the Company is increased, then the options to purchase the remaining 625,000 shares will vest in equal monthly installments for the duration of the term of the Company's employment agreement with Mr. Broms. Mr. Broms will receive an annual bonus to be determined at the discretion of the Board of Directors to be paid on or before December 31 of each year. Before becoming President and Chief Executive Officer, Mr. Broms served as advisor to Eurotech, Ltd. (October 1, 2001 to February 28, 2002). For these services, the Company granted to him a warrant to purchase 100,000 shares of its common stock at an exercise price of $.34 and paid him $39,000 from October 2001 thru February 2002. The warrants vested immediately and expire in 10 years from the grant date.

(2) Mr. Hahnfeldt is our current Executive Vice President as of March 1, 2002. His new employment agreement, which supercedes and terminates all prior agreements, grants him an annual salary of $180,000, $6,000 annually for automobile allowance, and $4,800 annually for medical and dental coverage. He also received a ten-year option to purchase 1,000,000 shares at a price equal to the closing price of the Company's stock on the date of the grant, which was $.50. Under this option grant, 500,000 shares are immediately exercisable and if the authorized capital of the Company is increased, then the options to purchase the remaining 500,000 shares will vest in equal monthly installments for the duration of the term of the Company's employment agreement with Mr. Hahnfeldt. Mr. Hahnfeldt will receive an annual bonus to be determined at the discretion of the Board of Directors to be paid on or before December 31 of each year. Prior to assuming the duties of Executive Vice President, Mr. Hahnfeldt was our President and CEO, serving since July 15, 1999. He was initially paid a salary of $104,000 per year, beginning on the date on which he was employed by us and took office as President. He also received a five-year warrant to purchase 50,000 shares of our common stock at $1.00 per share. On September 1, 1999, Mr. Hahnfeldt was awarded, under the 1999 Stock Option Plan, an option to purchase 150,000 shares at $.71. In November, 1999, Mr. Hahnfeldt entered into a three-year employment contract with us that provided for base compensation in the first contract year of $104,000; in the second contract year, the sum of that amount plus the bonus awarded to him in the first contract year; and in the third contract year, that amount plus the bonus awarded to him in the second contract year. The bonus to which Mr. Hahnfeldt was entitled in each contract year was an amount, not to exceed 50% of base salary, determined by applying to that year's base salary the percentage by which the market price of our common stock had increased between the beginning and the end of the contract year. The first contract year ended on November 5, 2000, but no bonus was paid to Mr. Hahnfeldt which respect to that year because he deferred his bonus of $78,000. In addition, for each contract year Mr. Hahnfeldt was issued a five-year warrant to purchase 100,000 shares of our common stock for $1.00, $2.00, and $3.00 per share, successively. In July, 2000, our Board of Directors increased Mr. Hahnfeldt's salary to $3,700 per week, where it remained until February 28, 2002.


(3) Mr. Stephen was our Senior Vice President and Chief Operating Officer, having joined us on May 3, 2000. During 2000, his annual salary was $160,000, and we paid him $80,621 in connection with his move and relocation to Eurotech headquarters. During 2000, Mr. Stephen was issued ten-year non-qualified stock options to purchase a total 325,000 shares of our common stock. Mr. Stephens resigned from the company effective June 30, 2001.


(4) Mr. Dowie was our Vice President, Treasurer, and Chief Financial Officer, having joined us on February 7, 2000. He was initially hired at an annual salary of $100,000 and was granted an initial bonus of 10,000 shares of our common stock and $10,000 cash. His annual salary was increased to $140,000 on September 15, 2000, and he was awarded a bonus of $20,000. On January 1, 2001, Mr. Dowie was issued two, five-year incentive stock options to purchase 100,000 shares in total (50,000 shares for each option). Mr. Dowie's contract was not renewed and he subsequently resigned from the company effective December 31, 2001.


(5) Mr. Childress is our current Vice President, Nuclear and Environmental Division ("NETS"), effective January 1, 2001. He was initially paid a salary of $175,000 per year and awarded, under the 1999 Stock Option Plan, an option to purchase 50,000 shares at $2.50. Starting October 1, 2001 and ending November 30, 2001 (nine weeks), thirty-three percent of his $6,731 bi-weekly salary was deferred, $10,096 in total. Starting December 1, 2001, his annual salary was decreased to $96,000, and he will also receive 1.75 percent of gross revenue of NETS with a markup of thirty percent or greater, or 0.75 percent of gross revenue with a markup between zero to thirty percent.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table provides information concerning grants of options to purchase of shares of our Common Stock made during the year ended December 31, 2001 to the executive officers named in the above compensation table.

----------------------------- ----------------- ------------ ----------- ------------- ---------------------
                                 NUMBER OF      % OF TOTAL
                                                  OPTIONS
                                   SHARES       GRANTED TO
                                 UNDERLYING      EMPLOYEES   EXERCISE                       GRANT DATE
                              OPTIONS/WARRANTS   IN FISCAL   PRICE PER    EXPIRATION         PRESENT
            NAME                  GRANTED        YEAR (5)      SHARE         DATE             VALUE
----------------------------- ----------------- ------------ ----------- ------------- ---------------------
Jon W. Dowie (1)                        50,000     9.1%           $1.50    1/1/2006        $59,000 (7)
                                        50,000     9.1%           $2.50    1/1/2006        $56,000 (7)
----------------------------- ----------------- ------------ ----------- ------------- ---------------------
Paul Childress (2)                      50,000     9.1%           $2.50    1/1/2006        $59,000 (7)
                                        75,000     13.6%          $2.75    1/1/2007        $84,000 (7)
                                        75,000     13.6%          $3.00    1/1/2008        $82,500 (7)
                                        75,000     13.6%          $3.50    1/1/2009        $81,000 (7)
----------------------------- ----------------- ------------ ----------- ------------- ---------------------


         (1) Mr. Dowie was issued two five-year incentive stock options to purchase a total of 100,000 shares of our common stock as follows: (i) 50,000 shares at $1.50 per share, exercisable on January 1, 2001, and (ii) 50,000 shares at $2.50 per share, exercisable on June 30, 2001.

         (2) Mr. Paul Childress was issued four five-year non-qualified stock options to purchase a total of 275,000 shares of our common stock as follows: (i) 50,000 shares at $2.50 per share, exercisable on January 1, 2001, (ii) 75,000 shares at $2.75 per share, exercisable on January 1, 2002, (iii) 75,000 shares at $3.00 per share, exercisable on January 1, 2003, and (iv) 75,000 shares at $3.50 per share, exercisable on January 1, 2004.

         (3) The company issued 450,000 stock options employees in 2001 and 100,000 warrants. No restricted stock was issued to employees in 2001.

         (4) In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of an option. Accordingly, there is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from the option grants is based solely on the performance of the Company's stock price. Notwithstanding the foregoing, this value was determined using the standard application of the Black-Scholes option methodology using the following assumptions: grant date - October 1, 2001, volatility - 59.95%; dividend yield - 0.0%; and a risk-free rate of return of 3.02% based on options being outstanding for a ten-year term.

         (5) This value was determined using the standard application of the Black-Scholes option methodology using the following assumptions: grant date - January 1, 2001, volatility - 126.61%; dividend yield - 0.0%; and a risk-free rate of return of 5.41% based on options being outstanding for a five-year term.

         (6) This value was determined using the standard application of the Black-Scholes option methodology using the following assumptions: grant date - August 28, 2000, volatility - 51.66%; dividend yield - 0.0%; and a risk-free rate of return of 3.50% based on options being outstanding for a five-year term.

OPTION AND WARRANT EXERCISES AND 2001 FISCAL YEAR-END OPTION VALUES

         The following table provides information concerning the exercise of stock options during the year ended December 31, 2001, and the value of options held as of such date by the named executive officers.

------------------------- ------------ ----------- ------------------------------- ------------------------------
                                                        NUMBER OF SECURITIES                   (aa)
                                                       UNDERLYING UNEXERCISED          VALUE OF UNEXERCISABLE
                           NUMBER OF                  OPTION/WARRANT AT DEC 31,      IN-THE-MONEY OPTION/WARRANT
                            SHARES                            2001 (#)                          AT
                           ACQUIRED                                                      DEC 31, 2001 ($)
                             UPON      VALUE ($)
          NAME            EXERCISE(#)   RECEIVED   EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Todd J. Broms                                        100,000 (1)                        $76,000
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Don V. Hahnfeldt                                      50,000 (2)                        $17,500
                                                     150,000 (3)                        $58,500
                                                     100,000 (4)                        $10,000
                                                     100,000 (5)                             $0
                                                     100,000 (6)                             $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Jeffrey W. Stephen                                    25,000 (4)                         $2,500
                                                     100,000 (7)                             $0
                                                     100,000 (6)                             $0
                                                                          100,000                             $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Jon W. Dowie                                          50,000 (8)                             $0
                                                      50,000 (7)                             $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Paul Childress                                        50,000 (7)                             $0
                                                      75,000 (9)                             $0
                                                                           75,000                             $0
                                                                           75,000                             $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------

(aa)     Closing price on December 31, 2001 was $1.10
(1)      Exercise Price is $.34
(2)      Exercise Price is $.75
(3)      Exercise Price is $.71
(4)      Exercise Price is $1.00
(5)      Exercise Price is $2.00
(6)      Exercise Price is $3.00
(7)      Exercise Price is $2.50
(8)      Exercise Price is $1.50
(9)      Exercise Price is $2.75

MARKET VALUE OF THE SECURITIES UNDERLYING THE OPTION GRANTS


         The stock of the Company's shares of Common Stock closed at $0.__ per share at the close of trading on July 10, 2002.


FEDERAL INCOME TAX CONSEQUENCES

         STOCK OPTION AWARDS--The granting of Incentive Stock Options or nonqualified Stock Options does not result in taxable income to the optionee at the time of the grant, unless the options have a readily ascertainable value. The exercise of a nonqualified Stock Option award will result in taxable income to the optionee on the date of the exercise. The amount by which the market price exceeds the exercise price would be taxable as ordinary income. The amount that must be withheld because of the exercise may be paid either through cash payment at the time of exercise or through share withholding. If such an election is made, the optionee will be liable for taxes on the full value of the shares plus any accumulated dividends at their value upon distribution. The company will receive a tax deduction for the compensation expense, which corresponds to the compensation gain resulting from the exercise of the nonqualified Stock Options. The exercise of an Incentive Stock Option will not result in taxable income to the optionee at the time of the exercise. Rather, the optionee will incur a capital tax gains liability upon the sale of the difference between the exercise price and the sale price. However, if the optionee disposes of the stock within two years of the date the option was granted and one year after the option is exercised the gain will be taxed as ordinary income. The company will not receive a tax deduction for the resulting gain.

         RESTRICTED STOCK AWARDS--The granting of an award of Restricted Stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends, and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the company will not receive an additional tax deduction.

COMPENSATION OF DIRECTORS

         At the beginning of 2001, the Board was comprised of Mr. Chad A. Verdi (then Chairman), Mr. Don V. Hahnfeldt, Dr. Randolph A. Graves, Jr., Mr. Simon Nemzow, and Dr. Leonid Khotin. On October 12, 2000, the Board approved compensation for non-employee directors (Mr. Chad A. Verdi, Mr. Simon Nemzow, and Dr. Leonid Khotin) in the amount of $6,600 per calendar quarter, which is paid in monthly installments of $2,200. The employee members of the Board, Dr. Graves and Mr. Hahnfeldt, receive $3,000 per calendar quarter for their services on the Board, which is paid in monthly installments of $1,000. On February 26, 2002, the Board approved the nomination of Mr. Don V. Hahnfeldt to become Chairman and Mr. Chad A. Verdi to become Vice Chairman, effective March 1, 2001. At the Company's Annual Meeting of its Shareholders held on March 29, 2002, the Shareholders added Mr. Todd Broms and Mr. Carey Naddell as directors. Mr. Broms is an employee member of the Board, while Mr. Naddell is a non-employee member. The compensation for the board members remains the same.


         CHAD A. VERDI, the Vice Chairman of our Board of Directors, has entered into an agreement with us effective February 1, 2002, through Verdi Consultants, Inc., which agreement will supercede and terminate all prior consulting agreements. Mr. Verdi will provide consulting services to us in the area of corporate finance. For these services, Verdi Consultants, Inc. will be compensated at the rate of $15,000 per month and receive $750 per month for automobile and $2,000 per month for rent and other expenses to maintain an office in Rhode Island. Verdi Consultants also received a ten-year option to purchase 1,000,000 shares at a price equal to the closing price of the Company's stock at the date of grant, which was $.50 per share. Pursuant to this option grant, 125,000 shares are immediately exercisable and an additional 375,000 will vest immediately upon shareholder approval to increase the authorized capital of the Company and the options to purchase the remaining 500,000 shares will then vest in equal monthly installments for the duration of the term of the Company's consulting agreement with Verdi Consultants, Inc. Prior to February 1, 2002, Mr. Verdi entered into agreements to provide consulting services in the area of corporate finance. For these services, he was compensated at the rate of $1,000 per week, and granted the right through warrants to purchase up to an aggregate of 375,000 shares of our common stock, of which 225,000 were issued: a five-year warrant issued on October 1, 1999 to purchase 75,000 shares at $1.00 per share; a five-year warrant issued on October 1, 2000 to purchase 75,000 shares at $2.00 per share; a five-year warrant to be issued on October 1, 2001 to purchase 75,000 shares at $3.00 per share and the remaining warrants issuable under the prior consulting agreements were superceded and terminated by the new agreement. On October 12, 2000, the Board approved alternative deferred compensation of $104,000 for 2000 for Mr. Verdi for his services as a full-time consultant to be paid in 2001, and his weekly compensation for these consulting services was increased to $3,000. During 2001, Mr. Verdi was paid $104,000 of deferred compensation.

COMPENSATION OF BROMS & COMPANY LLC

Broms & Company LLC, on behalf of Mr. Todd J. Broms, its Chief Executive Officer, entered into a consulting agreement with us on October 1, 2001. Mr. Broms provided various corporate advisory services to our former Chairman and former Chief Executive Officer. For these services, the Company granted him warrants to purchase 100,000 shares of its common stock at an exercise price of $.34 and paid him $39,000 from October 2001 thru February 2002. The warrants vested immediately and expire in 10 years from the grant date. As discussed above, on March 1, 2002, Eurotech hired Mr. Broms to serve as the President and Chief Executive Officer with these obligations superseding those of his company's consulting agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
-------------------------------------------------------

Our current Governance/Compensation Committee members, Todd J. Broms (Chairman), Carey Naddell and Simon Nemzow, were appointed on March 29, 2002. The committee did not meet during 2001 and did not provide a report on executive compensation to our Board of Directors. The Board made all decisions regarding the compensation of the directors and executive officers during 2001 without input from that Committee.

PERFORMANCE GRAPH
-----------------


The following performance chart compares cumulative total return on our common stock (EUO) with the cumulative total return of ATSI Communications, Inc. (AI) and the American Stock Exchange Composite Index ("XAX"). AI is listed on AMEX and has a market capitalization of $21.86 million, similar to Eurotech's market capitalization of $19.54 million, as of May 21, 2002. We selected the cumulative total return of AI because AI has a similar market capitalization and there is no published industry or line of business index applicable to Eurotech and we cannot reasonably identify a peer group to use for comparison purposes. Eurotech was first listed on AMEX on September 1, 2000, prior to which date the stock was quoted on the OTC Bulletin Board. The cumulative return values for our stock for December 31, 1996 through December 31, 2001, reflect the four-for-one stock split of June 1, 1996. The indicated year-end values are based on the closing price of the common stock reported in the respective market.


                         FINANCIAL AND OTHER INFORMATION

ANNUAL FINANCIAL STATEMENTS INCLULDING AUDITOR'S REPORT (AS FILED WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED)

The Company's Annual Financial Statements and Supplementary Data for the fiscal years ended December 31, 2000 and December 31, 2001 with a manually signed copy of the Independent Auditor's Report are collectively annexed hereto as Exhibit D.

FINANCIAL STATEMENTS FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2002 (AS FILED WITH THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q)

The Company's Financial Statements and Supplementary Data for the quarterly period ended March 31, 2002 are annexed hereto as Exhibit E.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (AS FILED WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED)

The Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2001 is annexed hereto as Exhibit F.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2002 (AS FILED WITH THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q)

The Management's Discussion and Analysis of Financial Condition and Results of Operations for the quarterly period ended March 31, 2002 is annexed hereto as Exhibit G.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT RISK

The Company does not have any derivative financial instruments as of March 31, 2002, nor did they have any as of the fiscal years ended December 31, 2000 and December 31, 2001. The Company's interest income and expense are sensitive to changes in the general level of interest rates. In this regard, changes in interest rates can affect the interest earned on the Company's cash equivalents. The Company's long-term debt has fixed interest rates and the fair value of these instruments is affected by changes in market interest rates. To mitigate the impact of fluctuations in interest rates, the Company generally enters into fixed rate investing and borrowing arrangements. As a result, the Company believes that the market risk arising from holding of its financial instruments is not material.

PRINCIPAL ACCOUNTANTS

It is expected that the principal accountants of the Company will be present at the Special Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions, if any.

                           FORWARD-LOOKING STATEMENTS

         THIS PROXY STATEMENT MAY CONTAIN CERTAIN "FORWARD-LOOKING" STATEMENTS AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 OR BY THE SECURITIES AND EXCHANGE COMMISSION IN ITS RULES, REGULATIONS AND RELEASES, WHICH REPRESENT THE COMPANY'S EXPECTATIONS OR BELIEFS, INCLUDING BUT NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY'S OPERATIONS, ECONOMIC PERFORMANCE, FINANCIAL CONDITION, GROWTH AND ACQUISITION STRATEGIES, INVESTMENTS, AND FUTURE OPERATIONAL PLANS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "INTEND," "COULD," "ESTIMATE," "MIGHT," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS, BY THEIR NATURE, INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF IMPORTANT FACTORS, INCLUDING UNCERTAINTY RELATED TO ACQUISITIONS, GOVERNMENTAL REGULATION, MANAGING AND MAINTAINING GROWTH, VOLATILITY OF STOCK PRICES AND ANY OTHER FACTORS DISCUSSED IN THIS AND OTHER COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              AVAILABLE INFORMATION

The Company reports the information requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the internet at http://www.sec.gov.

                                    EXHIBITS

         A. Agreement and Plan of Merger (included as Exhibits hereto are the Charter and By-laws of the Delaware Company).

         B. Section 29-101.73 of the District of Columbia Business Corporation Act - Rights of Dissenting Shareholders.

         C.       2002 Consolidated Stock Option Plan.

         D. The Company's Annual Financial Statements and Supplementary Data for the fiscal years ended December 31, 2000 and December 31, 2001 with a manually signed copy of the Independent Auditor's Report.

         E. The Company's Financial Statements and Supplementary Data for the quarterly period ended March 31, 2002.

         F. Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2001.

         G. Management's Discussion and Analysis of Financial Condition and Results of Operations for the quarterly period ended March 31, 2002.

                                              By Order of the Board of Directors

                                              Randolph A. Graves, Jr.
                                              Executive Vice President and
                                              Corporate Secretary

                                      PROXY

                                 EUROTECH, LTD.
           PROXY SOLICITED BY EUROTECH, LTD. BY ITS BOARD OF DIRECTORS
            FOR THE SPECIAL SHAREHOLDERS' MEETING ON AUGUST 20, 2002


         The undersigned hereby appoints Todd J. Broms, Randolph A. Graves, Jr. and Don V. Hahnfeldt and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned in all matters coming before the Special Meeting of Shareholders of EUROTECH, LTD. to be held at the Best Western Inn, 3535 Chain Bridge Road, Fairfax, Virginia 22030-2703, on August 20, 2002 at 10:00 a.m. Eastern Daylight Time, and any adjournment thereof, and to vote as follows:


1.  APPROVAL OF THE NAME CHANGE:
Approval of an amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company from Eurotech, Ltd. to Managedcorp Holdings Inc. (The affirmative vote of a majority of the outstanding shares entitled to vote thereon is required).

[ ]  VOTE FOR             [ ]  VOTE AGAINST             [ ]   ABSTAIN

2.  APPROVAL OF INCREASE IN AUTHORIZED SHARES:
Approval of an amendment to the Company's Articles of Incorporation, as amended, increasing the number of authorized shares of the Common Stock of the Company from 100,000,000 to 300,000,000 shares, par value $.00025 per share. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

[ ]  VOTE FOR             [ ]  VOTE AGAINST             [ ]   ABSTAIN

3.  APPROVAL OF CHANGE OF STATE OF INCORPORATION:
Approval of the reincorporation of the Company in the State of Delaware (the "Reincorporation"), to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and Managedcorp Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Delaware Company") pursuant to which the Company will merge with and into the Delaware Company and the Delaware Company will survive the merger. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

[ ]  VOTE FOR             [ ]  VOTE AGAINST             [ ]   ABSTAIN

4. APPROVAL OF ISSUANCE OF COMMON STOCK TO WOODWARD LLC EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING ON MARCH 30, 2001: Approval of a proposal that permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on March 30, 2001. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon , but 1,333,333 votes cast by Woodward, if that many votes or more are cast by Woodward, will not be considered for determination of this Proposal).

[ ]  VOTE FOR             [ ]  VOTE AGAINST             [ ]   ABSTAIN

5. APPROVAL OF ISSUANCE OF COMMON STOCK TO WOODWARD LLC EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING ON FEBRUARY 1, 2002:
Approval of a proposal that permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 1, 2002. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

[ ]  VOTE FOR             [ ]  VOTE AGAINST             [ ]   ABSTAIN

6. APPROVAL OF ISSUANCE OF COMMON STOCK TO JENKS & KIRKLAND, LTD. EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING ON FEBRUARY 22, 2002:
Approval of a proposal that permits the Company to issue to Jenks & Kirkland, Ltd. shares of Common Stock of the Company equal to 20% or more of the outstanding Common Stock of the Company outstanding on February 22, 2002. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon, but any votes cast by Jenks & Kirkland, Ltd. will not be considered for determination of this Proposal ).

[ ]  VOTE FOR             [ ]  VOTE AGAINST             [ ]   ABSTAIN

7.  APPROVAL OF THE 2002 CONSOLIDATED STOCK OPTION PLAN:
Approval of the 2002 Consolidated Stock Option Plan and the reservation of 6,000,000 shares for issuance thereunder. (Passage of this proposal requires the affirmative vote of a majority of the votes cast on this proposal in person or by proxy).

[ ]  VOTE FOR             [ ]  VOTE AGAINST             [ ]   ABSTAIN

OTHER MATTERS: in their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER, TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR EVERY PROPOSAL LISTED ABOVE.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE

         PROXY NUMBER                                    NUMBER OF SHARES

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW:

                                  Dated:                              , 2002
                                         -----------------------------

                                                                      Signature
                                  ------------------------------------

                                                                      Signature
                                  ------------------------------------

                                  (Joint Owners should each sign.
                                  Attorneys-in-Fact, Executors,
                                  Administrators, Custodians, Partners
                                  or Corporation Officers should give
                                  full title.)

                     PLEASE DATE, SIGN AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

          THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") is made as of July ___, 2002 by and between Managedcorp Holdings Inc., a District of Columbia corporation ("Managed D.C."), and Managedcorp Holdings Inc., a Delaware corporation ("Managed Delaware"). Managed D.C. and Managed Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                                 R E C I T A L S

          A. Managed D.C. was incorporated on May 26, 1995 as Eurotech, Ltd. Its current authorized capital stock consists of: (1) 300,000,000 shares of Common Stock, no par value ("Managed D.C. Common Stock"), of which 74,128,675 shares are issued and outstanding; and (2) 5,000,000 shares of Preferred Stock, $.01 par value per share ("Managed D.C. Preferred Stock"), of which 25,000 shares have been designated as Series A 3% Convertible Preferred Stock ("D.C. Series A Preferred Stock"), of which 20,000 shares of D.C. Series A Preferred Stock are issued and outstanding.

          B. Managed Delaware was incorporated on July __, 2002. Its authorized capital stock consists of: (1) 300,000,000 shares of Common Stock, with a par value of $0.00025 per share ("Managed Delaware Common Stock"), of which 1,000 shares are issued and outstanding; and (2) 5,000,000 shares of Preferred Stock, $0.01 par value ("Managed Delaware Preferred Stock"), of which 25,000 shares have been designated as Series A 3% Convertible Preferred Stock ("Delaware Series A Preferred Stock").

          C. The respective Boards of Directors of Managed D.C. and Managed Delaware deem it advisable and to the advantage of each of the Constituent Corporations that Managed D.C. merge with and into Managed Delaware upon the terms and subject to the conditions set forth in this Merger Agreement for the purpose of effecting a change of the state of incorporation of Managed D.C. from District of Columbia to Delaware.

          D. The Boards of Directors of each of the Constituent Corporations have approved this Merger Agreement.

          NOW, THEREFORE, the parties do hereby adopt the plan of reorganization set forth in this Merger Agreement and do hereby agree that Managed D.C. shall merge with and into Managed Delaware on the following terms, conditions and other provisions:

1) MERGER AND EFFECTIVE TIME. At the Effective Time (as defined below), Managed D.C. shall be merged with and into Managed Delaware (the "Merger"), and Managed Delaware shall be the surviving corporation of the Merger (the "Surviving Corporation").

The Merger shall become effective upon the close of business on the date when a duly executed copy of this Merger Agreement, along with all required officers' certificates, is filed with the Secretary of State of the State of Delaware and the Office of the Mayor of the District of Columbia (the "Effective Time").

2) EFFECT OF MERGER. At the Effective Time, the separate corporate existence of Managed D.C. shall cease; the corporate identity, existence, powers, rights and immunities of Managed Delaware as the Surviving Corporation shall continue unimpaired by the Merger; and Managed Delaware shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of Managed D.C., all without further act or deed. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation.

3) GOVERNING DOCUMENTS. At the Effective Time, the Certificate of Incorporation of Managed Delaware in effect immediately prior to the Effective Time shall become the Certificate of Incorporation of the Surviving Corporation and the By-laws of Managed Delaware in effect immediately prior to the Effective Time shall become the By-laws of the Surviving Corporation. These documents are annexed hereto as Exhibit A.

4) DIRECTORS, OFFICERS AND COMMITTEES OF THE BOARD. At the Effective Time, the directors, officers and committee members of Managed Delaware shall be and become the directors, officers and committee members (holding the same titles and positions) of the Surviving Corporation and after the Effective Time shall serve in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation.

5) CONVERSION OF SHARES OF MANAGED D.C.. Subject to the terms and conditions of this Agreement, at the Effective Time, each share of Managed D.C. Common Stock outstanding immediately prior thereto shall be automatically changed and converted into one fully paid and nonassessable, issued and outstanding share of Managed Delaware Common Stock. At the Effective Time each share of Managed D.C. Series A Preferred Stock outstanding immediately prior thereto shall be automatically changed and converted into one fully paid and nonassessable, issued and outstanding share of Managed Delaware Series A Preferred Stock.

6) CANCELLATION OF SHARES OF MANAGED DELAWARE. At the Effective Time, all of the previously issued and outstanding shares of Managed Delaware Common Stock that were issued and outstanding immediately prior to the Effective Time shall be automatically retired and canceled.

7) STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of Managed D.C. Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Managed Delaware Common Stock into which such shares of Managed D.C. Common Stock are converted as provided herein.

At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of a series of Managed D.C. Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of the series of Managed Delaware Preferred Stock into which such shares of Managed D.C. Preferred Stock are converted as provided herein.

The registered owner on the books and records of Managed D.C. of any such outstanding stock certificate for Managed D.C. Common Stock or Managed D.C. Preferred Stock shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Managed Delaware or its transfer agent, be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Managed Delaware Common Stock or Managed Delaware Preferred Stock evidenced by such outstanding certificate as above provided.

8) CONVERSION OF OPTIONS AND WARRANTS. At the Effective Time, all outstanding and unexercised portions of all options to purchase a share of Managed D.C. Common Stock under the Managed D.C. 1995 Stock Option Plan, the Managed D.C. 1999 Stock Option Plan and the 2002 Consolidated Stock Option Plan shall become options to purchase a share of Managed Delaware Common Stock (subject to the elimination of fractional shares as provided in Section 9 below) at the original exercise price per share and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), if applicable, and all other material terms and conditions (including but not limited to the terms and conditions applicable to such options by virtue of the Managed D.C. 1995 Stock Option Plan and the Managed D.C. 1999 Stock Option Plan).

Continuous employment with Managed D.C. will be credited to an optionee for purposes of determining the vesting of the number of shares of Managed Delaware Common Stock under a converted Managed D.C. option at the Effective Time.

Additionally, at the Effective Time, Managed Delaware shall adopt and assume the Managed D.C. 1995 Stock Option Plan and the Managed D.C. 1999 Stock Option Plan.

At the Effective Time, all outstanding and unexercised portions of all warrants to purchase or acquire Managed D.C. Common Stock shall become warrants to purchase or acquire, on the same terms and conditions, the same number of shares of the same series of Managed Delaware Preferred Stock.

9) EMPLOYEE BENEFIT PLANS. At the Effective Time, the obligations of Managed D.C. under or with respect to every plan, trust, program and benefit then in effect or administered by Managed D.C. for the benefit of the directors, officers and employees of Managed D.C. or any of its subsidiaries shall become the lawful obligations of Managed Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

Effective at the Effective Time, Managed Delaware hereby expressly adopts and assumes all obligations of Managed D.C. under such employee benefit plans.

10) FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Managed D.C. such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Managed D.C., and otherwise to carry out the purposes of this Merger Agreement.

The officers and directors of the Surviving Corporation are fully authorized in the name of and on behalf of Managed D.C., or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

11) CONDITION. The consummation of the Merger is subject to the approval of this Merger Agreement and the Merger contemplated hereby by the shareholders of Managed D.C. and by the sole stockholder of Managed Delaware, prior to or at the Effective Time.

12) ABANDONMENT. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger abandoned by the Board of Directors of Managed D.C. or Managed Delaware, notwithstanding approval of this Merger Agreement by the Boards of Directors and shareholders of Managed D.C. and Managed Delaware.

13) AMENDMENT. At any time before the Effective Time, this Merger Agreement may be amended, modified or supplemented by the Boards of Directors of the Constituent Corporations, notwithstanding approval of this Merger Agreement by the shareholders of Managed D.C. and Managed Delaware; provided, however, that any amendment made subsequent to the adoption of this Agreement by the shareholders of Managed D.C. or the sole stockholder of Managed Delaware shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or upon conversion of any shares of any class or series of Managed D.C.; (ii) alter or change any of the terms of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms or conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any shares of any class or series of Managed D.C. or Managed Delaware.

14) TAX-FREE REORGANIZATION. The Merger is intended to be a tax-free plan of reorganization within the meaning of Section 368(a)(1)(F) of the Code.

15) GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among District of Columbia residents entered into and to be performed entirely within District of Columbia, without reference to the principles of conflicts of law or choice of laws, except to the extent that the laws of the State of Delaware would apply in matters relating to the internal affairs of Managed Delaware and the Merger.

16) COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of each of the Constituent Corporations and attested by their respective officers hereunto duly authorized.

MANAGEDCORP HOLDINGS INC.                           MANAGEDCORP HOLDINGS INC.

a District of Columbia corporation                  a Delaware corporation

By:                                                 By:

    /S/ Todd J. Broms                                  /S/ Todd J. Broms
    -----------------------------                      -------------------------
     Todd J. Broms                                     Todd J. Broms
     President and                                     President and
     Chief Executive Officer                           Chief Executive Officer

Exhibit A to Exhibit A

                          CERTIFICATE OF INCORPORATION

                                       OF

                            MANAGEDCORP HOLDINGS INC.

                                    ARTICLE I

The name of the corporation is Managedcorp Holdings Inc.

                                   ARTICLE II

The address of the registered office of the corporation in the State of Delaware is 15 North Street, in the City of Dover, in the County of Kent. The name of its registered agent at such address is Nationwide Information Services, Inc.

                                   ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

(a) The total number of shares of capital stock which the corporation has authority to issue is Three Hundred and Five Million (305,000,000) shares, of which Three Hundred Million (300,000,000) shares shall be designated as Common Stock, with a $0.00025 par value per share and Five Million (5,000,000) shares shall be designated as Preferred Stock with a par value of $0.01 per share.

(b) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

          (i) the distinctive designation of such class or series and the number of shares to constitute such class or series;

          (ii) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

          (iii) the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

          (iv) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (v) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          (vi) the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

          (vii) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

          (viii) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

          (ix) such other restrictions, preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

(c) Twenty Five Thousand (25,000) shares of the Preferred Stock of the Corporation, as a series shall be designated as "Series A 3% Convertible Preferred Stock." The preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption, all as set by the Board of Directors of the Corporation, are as follows:

          Section 1.        DESIGNATION AND AMOUNT.
                            ----------------------

          The shares of such series shall be designated as the "Series A 3% Convertible Preferred Stock" (the "DESIGNATED SERIES SHARES") and the number of shares initially constituting such series shall be 25,000 which may be issued in whole or fractional shares.

         Section 2.        DIVIDENDS AND DISTRIBUTIONS.
                           ---------------------------

         (a) The holders of Designated Series Shares shall be entitled to receive dividends at a rate of three percent (3%) per annum of the liquidation preference of $100 per share (the "LIQUIDATION PREFERENCE"), which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in shares of Common Stock, $.00025 par value per share, of the Company (the "COMMON STOCK")) or other distribution on the Common Stock of the Company. The dividends on the Designated Series Shares shall accrue from the date of issuance of each share and shall be payable semi-annually on June 30 and December 30 of each year (each a "DIVIDEND DATE") commencing on June 30, 2002, except that if any such date is a Saturday, Sunday or legal holiday (a "NON-BUSINESS DAY") then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday on which banks in the State of New York are permitted to be closed (a "BUSINESS DAY") to holders of record as they appear on the stock books of the Company on the applicable record date, which shall be not more than 50 nor less than 10 days preceding the payment date for such dividends, as fixed by the Board of Directors (the "RECORD DATE"). The dividends on the Designated Series Shares shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefore.

         (b) The holders of Designated Series Shares shall not be entitled to receive any dividends or other distributions except as provided in this Certificate of Designation of Designated Series Shares.

         Section 3.        VOTING RIGHTS.
                           -------------

         Except as provided by applicable law, the holders of the Designated Series Shares shall have no voting rights.

         Section 4.   LIQUIDATION, DISSOLUTION, WINDING UP OR CERTAIN MERGERS OR
                      ----------------------------------------------------------
                       CONSOLIDATIONS.
                      ----------------

         If the Company shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the federal bankruptcy laws or any other applicable state or federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due and on account of such event the Company shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Company, or, unless approved by the holders of at least 50% of the outstanding Designated Series Shares, engage in a merger, plan of reorganization or consolidation in which the entity is not the surviving Company, then and in that event, no distribution shall be made to the holders of shares of capital stock, unless, prior thereto, the holders of the Designated Series Shares shall have first received an amount in cash or equivalent value in securities or other consideration equal to the Liquidation Preference thereof. If upon any liquidation, dissolution, winding up, merger, plan of reorganization or consolidation, the amount so payable or distributable does not equal or exceed the Liquidation Preference of the Designated Series Shares, then, and in that event, the amount of cash so payable, and amount of securities or other consideration so distributable, shall be shared ratably among the holders of the Designated Series Shares. Solely for the purposes of Section 4 and Section 5, the term "LIQUIDATION PREFERENCE" shall mean $100 per share with respect to each of the Designated Series Shares, plus any and all accrued unpaid dividends thereon. After the holders of the Designated Series Shares shall have received an amount in cash or equivalent value in securities or other consideration equal to the Liquidation Preference thereof pursuant to this Section 4, the holders of the Designated Series Shares will not be entitled to participate in any further distribution of the assets of the Company.

         Section 5. CONVERSION.
                     ---------

         (a)  RIGHT TO CONVERT:

                  (i) Subject to the provisions for adjustment hereinafter set forth and the limitation of the number of shares of Common Stock issuable upon conversion set forth in Section 5(a)(ii) below, commencing September 1, 2002, each Designated Series Share shall be convertible in the manner hereinafter set forth into fully paid and nonassessable shares of Common Stock, at the option of the holder thereof, at any time at the principal office of the Company or any transfer agent for the Designated Series Shares, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the "CONVERSION PRICE" (as defined below) into the Liquidation Preference. The "CONVERSION PRICE" shall be equal to $.50, subject to adjustment as provided herein. Upon conversion, all accrued or declared but unpaid dividends on the Designated Series Shares shall either be paid in cash, to the extent permitted by applicable law or, at the option of the Holder in shares of Common Stock. The conversion date (the "CONVERSION DATE") shall be any date subsequent on which a notice of conversion executed by Holder setting forth the number of Designated Series Shares being converted is received via facsimile or hard copy by the Corporation.

                  (ii) Notwithstanding anything contained herein to the contrary, in no event (except while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock, a Notice of Redemption pursuant to Section 7 hereof, or if the Company shall enter into any agreement or understanding which may, directly or indirectly, cause or effect a change in "control" as defined in Rule 405 under the Securities Act of 1933) shall any holder of any Designated Series Shares be entitled to convert Designated Series Shares, or shall the Company have the obligation to issue shares upon such conversion or in payment of any dividends , to the extent that, after such conversion the sum of (A) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Designated Series Shares or unexercised portion of any warrants or other securities convertible into shares of Common Stock of the Company beneficially owned by such holder), and (B) the number of shares of Common Stock issuable upon the conversion of the Designated Series Shares with respect to which the determination of this proviso is being made, would result in beneficial ownership by such holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to such Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), except as otherwise provided in clause (A) of such sentence.

                  (iii) Notwithstanding anything contained herein to the contrary, without requisite shareholder approval as required by the listing agreement of the American Stock Exchange, in no event shall any holder of any Designated Series Shares be entitled to convert Designated Series Shares, or shall the Company have the obligation to issue shares upon such conversion or in payment of any dividends, to the extent that, the Company would have issued an aggregate number of shares of Common Stock to the holders of Designated Series Shares exceeding 19.9% of the shares of Common Stock issued and outstanding on February 1, 2002 until such shareholder approval has been obtained.

         (b)      ADJUSTMENTS TO CONVERSION PRICE:

                  (i) SUBDIVISIONS, COMBINATIONS, OR CONSOLIDATIONS OF COMMON
STOCK: In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

                  (ii) RECLASSIFICATIONS: In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than a consolidation or merger (i) in which the Company is the continuing entity and which does not result in any change in the Common Stock or (ii) which is treated as a liquidation pursuant to
Section 4 hereof), the Designated Series Shares shall, after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted its Designated Series Shares into Common Stock. The provisions of this Section 5(b)(ii) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

                  (iii) SPIN OFFS: The Company agrees that for as long as any Designated Series Shares remain outstanding, the Company will not, without the consent of the Holders of a majority of the then outstanding Designated Series Shares, spin off or otherwise divest itself of a part of its business or operations or dispose all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company. If, for any reason, prior to the Conversion Date, the Company, with the consent of the Holders of a majority of the then outstanding Designated Series Shares, consummates a Spin Off, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Designated Series Shares outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Designated Series Shares") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Designated Series Shares held by the Holder, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by
(y) a fraction, of which (I) the numerator is the number of the Outstanding Designated Series Shares then being converted, and (II) the denominator is the number of the Outstanding Designated Series Shares.

         (c)      MECHANICS OF CONVERSION.

                           (i) Before any holder of Designated Series Shares
                  shall be entitled to convert the same into shares of Common Stock, he shall telecopy an executed and completed notice (each a "Notice of Conversion") to the Corporation, [Telecopier No. (703) 352-5994; Attention: Chief Financial Officer (or such other telecopy number as the Company shall specify from time to time by notice to the holder)], specifying the number of shares of Series A Preferred Stock to be converted, the Conversion Date, the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued, and such other information as the Corporation may reasonably request. The holder of Designated Series Shares shall deliver within three (3) business days after transmitting the Notice of Conversion by telecopy, the original Notice of Conversion by express courier, with a copy to the Corporation's transfer agent.

                           (ii) The Corporation shall, at its expense, take all
                  actions and use all means necessary and diligent to cause its transfer agent to issue and deliver a certificate or certificates representing the shares of Common Stock issuable upon conversion of the Series A Preferred Stock (together with a certificate or certificates representing the Designated Series Shares not being so converted) to such holder of Designated Series Shares via express courier, by electronic transfer or otherwise, within three (3) business days after the later of (A) receipt by the transfer agent of the copy of the original Notice of Conversion, and (B) the Conversion Date (the "Delivery Date").

                           (iii) Conversion shall be deemed to have been made
                  immediately prior to the close of business on the Conversion Date, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders or holders of such shares of Common Stock on such date.

                           (iv) Upon conversion, the Designated Series Shares
                  shall be deemed cancelled of record. The original certificate or certificates representing the Designated Series Shares shall be delivered by the holder thereof to the Corporation concurrently with delivery of the final Notice of Conversion.

         (d) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section (5) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Designated Series Shares against impairment.

         (e) NOTICES OF RECORD DATE. In the event that the Corporation shall propose at any time: (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus; (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iv) to merge or consolidate with or into any corporation other than the Corporation's subsidiaries, or sell, lease or convey all or substantially all of its assets, or to liquidate, dissolve or wind up;

Then, in connection with each such event, the Corporation shall send to the holders of Designated Series Shares: (1) at least twenty (20) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (iii) and (iv) above; and
(2) in the case of the matters referred to in (iii) and (iv) above, at least twenty (20) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

         (f) ISSUE TAXES. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Designated Series Shares pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

         (g) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Designated Series Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Designated Series Shares; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Designated Series Shares, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient or such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles of Incorporation.

         (h) FRACTIONAL SHARES. In lieu of any fractional shares to which the holder of a Designated Series Share would otherwise be entitled upon conversion, the Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

         Section 6.   REPORTS AS TO ADJUSTMENTS.
                      -------------------------

         Whenever the Conversion Price or the type of securities, cash or other property into which the Designated Series Shares may be converted is adjusted as provided in Section 5 hereof, the Company shall promptly mail to the holders of record of the outstanding Designated Series Shares at their respective addresses as the same shall appear in the Company's stock records, a notice stating that the Conversion Price has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each Designated Series Share is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment became effective.

         Section 7.       REDEMPTION.
                          ----------

         (a) All or any portion of the Designated Series Shares may be redeemed at any time by the Company at its sole discretion upon payment of $732.60 per Designated Series Share, plus accrued and unpaid dividends thereon (the "REDEMPTION PRICE"), provided that: (i) the Company's shares of Common Stock shall be eligible for quotation and trading on the OTC Electronic Bulletin Board, on a national securities exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market on the "Redemption Date" (as hereinafter defined); and (ii) the shares of Common Stock issuable upon conversion of the Designated Series Shares shall be subject to an effective registration statement permitting their resale under the Securities Act of 1933, as amended, or are freely transferable pursuant to Rule 144(k). Notwithstanding the foregoing in the event the Company is limited in the number of shares of Common Stock it may issue by virtue of (i) the number of authorized shares or (ii) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, the Listing Rules of the Principal Market, as may be applicable (collectively, the "Cap Regulations") it shall, to the extent of funds legally available therefore, redeem all of the outstanding Designated Series Shares upon payment of the Redemption Price.

         (b) Any notice of redemption ("REDEMPTION NOTICE") given by the Company with respect to the Designated Series Shares shall be delivered by mail, first class postage prepaid, to each holder of record (at the close of business on the business day preceding the day on which notice is given) of the Designated Series Shares, at the address last shown on the records of the Company for such holder or given by the holder to the Company, for the purpose of notifying such holder of the redemption to be effected. The Redemption Notice shall specify a date (the "REDEMPTION DATE") not earlier than five (5) nor later than ten (10) days after the mailing of the Redemption Notice on which the Designated Series Shares then outstanding shall be redeemed and the place at which payment may be obtained, which shall be the principal offices of the Company. The Redemption Notice shall call upon each holder of Designated Series Shares to either (i) surrender to the Company, in the manner and at the place designated, such holder's certificate or certificates representing the Designated Series Shares to be redeemed or (ii) unless limited by the rules of the Principal Market convert, in whole or in part, the Designated Series Shares into Common Stock prior to the Redemption Date in accordance with the provisions of Section 5 above. If the Company elects to redeem shares pursuant to this Section 7 and defaults or fails to perform its redemption obligations pursuant to this Section 7 in connection therewith, the holders of the Designated Series Shares shall then have the absolute right to convert such Designated Series Shares into Common Stock in accordance with the provisions of Section 5.

         (c) On the Redemption Date, the Company shall pay by cash or wire transfer of immediately available funds to the person whose name appears on the certificate or certificates of the Designated Series Shares that (i) shall not have been converted pursuant to Section 5 hereof and (ii) shall have been surrendered to the Company in the manner and at the place designated in the Redemption Notice, the Redemption Price, and thereupon each surrendered certificate shall be canceled.

         (d) From and after the Redemption Date, unless there shall have been default in payment of the Redemption Price, all rights of the holders of the Designated Series Shares (except the right to receive the Redemption Price subsequent to the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever. Furthermore, in the event such Redemption Payment is not timely made, any rights of the Company to redeem Designated Series Shares shall terminate, and the Notice of Redemption shall be null and void.

         Section 8.     REACQUIRED SHARES.
                        -----------------

         Any Designated Series Shares converted, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the conversion or acquisition thereof, and, if necessary to provide for the lawful purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of the State of Delaware. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, $.01 par value, of the Company and may be reissued as part of another series of Preferred Stock, $.01 par value, of the Company.

                                    ARTICLE V

The Board of Directors of the corporation shall have the power to adopt, amend or repeal By-laws of the corporation.

                                   ARTICLE VI

Election of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

                                   ARTICLE VII

         (a) To the fullest extent permitted by law, no director of the corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         (b) To the fullest extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.

         (c) Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

                                  ARTICLE VIII

No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the By-laws of the corporation, and no action shall be taken by the stockholders by written consent.

                                   ARTICLE IX

Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under ss.291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under ss.279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation

                                    ARTICLE X

The name and mailing address of the incorporator is Michael J. Semack, c/o Solomon Pearl Blum Heymann & Stich LLP, 40 Wall Street-35th Floor, New York, New York 10005. As the powers of the incorporator are to terminate upon the filing of this certificate of incorporation, the names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

Todd J. Broms                               Dr. Leonid Khotin
10306 Eaton Place-Suite 220                 10306 Eaton Place-Suite 220
Fairfax, Virginia 22030                     Fairfax, Virginia 22030

Don V. Hahnfeldt                            Chad A. Verdi
10306 Eaton Place-Suite 220                 10306 Eaton Place-Suite 220
Fairfax, Virginia 22030                     Fairfax, Virginia 22030

Dr. Randolph A. Graves, Jr.                 Simon Nemzow
10306 Eaton Place-Suite 220                 10306 Eaton Place-Suite 220
Fairfax, Virginia 22030                     Fairfax, Virginia 22030

Carey Naddell
10306 Eaton Place-Suite 220
Fairfax, Virginia

The undersigned incorporator hereby acknowledges that the foregoing certificate is his act and deed and that the facts stated herein are true.

Date:   July __, 2002

                                              By:    /S/ Michael J. Semack
                                                     ---------------------------
                                                     Michael J. Semack
                                                     Incorporator
                                                     Solomon Pearl Blum
                                                     Heymann & Stich LLP
                                                     40 Wall Street-35th Floor
                                                     New York, New York 10005

                                     BY-LAWS
                                       OF
                            MANAGEDCORP HOLDINGS INC.

                            (A DELAWARE CORPORATION)

                                    ARTICLE I
                                CORPORATE OFFICES

1.1 REGISTERED OFFICE

         The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2 OTHER OFFICES

         The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2 ANNUAL MEETING

         The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the 30th of March in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted. The annual meeting of stockholders shall be held each year on a date and at a time designated.

2.3 SPECIAL MEETING

         A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president. No other person or persons are permitted to call a special meeting.

2.4 NOTICE OF STOCKHOLDERS' MEETINGS

         All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these By-laws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

         Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

         (a) nominations for the election of directors, and

         (b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice to the secretary of the corporation in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty
(120) calendar days in advance of the date of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

         (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

         (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

         (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

         (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

         The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.7 QUORUM

         The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these By-laws.

         When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

         If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8 ADJOURNED MEETING; NOTICE

         When a meeting is adjourned to another time and place, unless these By-laws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9 VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these By-laws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation or these By-laws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors of with respect to any matter submitted to a vote of the stockholders.

2.10 WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these By-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these By-laws.

2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

         For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

         If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

         The record date for any other purpose shall be as provided in Section
8.1 of these By-laws.

2.12 PROXIES

         Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, facsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.13 ORGANIZATION

         The president, or in the absence of the president, the chairman of the board, or, in the absence of the president and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                   ARTICLE III

                                    DIRECTORS

3.1 POWERS

         Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation and these By-laws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2 NUMBER OF DIRECTORS

         The initial number of directors shall consist of seven. The number of directors that shall constitute the whole Board of Directors of this corporation shall thereafter be determined by resolution of the Board of Directors and may be increased or decreased in accordance with the General Corporation Law of Delaware; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director.

3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in Section 3.4 of these By-laws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 RESIGNATION AND VACANCIES

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

         All vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

3.6 REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held next succeeding full business day.

3.7 SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.8 QUORUM

         A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section
3.10 of these By-laws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and other applicable law.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 WAIVER OF NOTICE

         Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.10 ADJOURNMENT

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.11 NOTICE OF ADJOURNMENT

         Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these By-laws, to the directors who were not present at the time of the adjournment.

 3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

3.13 FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.14 APPROVAL OF LOANS TO OFFICERS

         The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE IV

                                   COMMITTEES

4.1 COMMITTEES OF DIRECTORS

         The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power of authority to:

         (a) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation);

         (b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware;

         (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;

         (d) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution; or

         (e) amend the By-laws of the corporation; and, unless the board resolution establishing the committee, the By-laws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2 MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these By-laws,
Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (adjournment), Section 3.11 (notice of adjournment), and
Section 3.12 (action without meeting), with such changes in the context of those

By-laws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these By-laws.

4.3 COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                    ARTICLE V

                                    OFFICERS

5.1 OFFICERS

         The officers of the corporation shall be a president, an executive vice president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these By-laws. Any number of offices may be held by the same person.

5.2 ELECTION OF OFFICERS

         The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these By-laws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

         The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these By-laws or as the board of directors may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-laws for regular appointments to that office.

5.6 CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these By-laws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.8 of these By-laws.

5.7 VICE CHAIRMAN OF THE BOARD

         The Vice Chairman of the board, if such an officer be elected, shall, if present, assist the Chairman in carrying out those powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these By-laws.

5.8 PRESIDENT

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these By-laws.

5.9 VICE PRESIDENTS

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these By-laws, the president or the chairman of the board.

5.10 SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these By-laws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these By-laws.

5.11 CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these By-laws.

                                   ARTICLE VI

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS

6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         The corporation shall be required to indemnify a director or officer in connection with an Board of Directors of the corporation, action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

         The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

         The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's directors or otherwise. Certificate of Incorporation, these By-laws, agreement, vote of the stockholders or disinterested directors or otherwise. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2 INDEMNIFICATION OF OTHERS

         The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 INSURANCE

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                   ARTICLE VII

                               RECORDS AND REPORTS

7.1 MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these By-laws as amended to date, accounting books and other records of its business and properties.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2 INSPECTION BY DIRECTORS

         Any director shall have the right to examine (and to make copies of) the corporation's stock. Any director shall have the right to examine (and to make copies of) the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3 ANNUAL STATEMENT TO STOCKHOLDERS

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5 CERTIFICATION AND INSPECTION OF BYLAWS

         The original or a copy of these By-laws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                 GENERAL MATTERS

8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

         For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the General Corporation Law of Delaware.

         If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution.

8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

         The board of directors, except as otherwise provided in these By-laws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile.

         In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefore. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefore and the amount paid thereon shall be stated.

         Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5 SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6 LOST CERTIFICATES

         Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7 TRANSFER AGENTS AND REGISTRARS

         The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.8 CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these By-laws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS

         The original or other By-laws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal By-laws.

         Whenever an amendment or new bylaw is adopted, it shall be copied in the book of By-laws with the original By-laws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

EXHIBIT B

SS.29-101.73. MERGER OR CONSOLIDATION--RIGHTS OF DISSENTING SHAREHOLDERS.
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  (a) If a shareholder of a corporation which is a party to a merger or consolidation shall file with the corporation, prior to or at the meeting of shareholders at which the plan of merger or consolidation is submitted to a vote, a written objection to the plan of merger or consolidation, and shall not vote in favor of the plan, and the shareholder, within 20 days after the merger or consolidation is effected, shall make written demand on the surviving or new corporation for payment of the fair value of his or her shares as of the day prior to the date on which the vote was taken approving the merger or consolidation, the surviving or new corporation shall pay to the shareholder the fair value of the shares forthwith, in the case of holders of uncertificated shares, or upon surrender of the certificate or certificates representing the shares, in the case of holders of shares represented by certificates. Such a demand shall state the number and class of the shares owned by the dissenting shareholder. Any shareholder failing to make demand within the 20-day period shall be bound by the terms of the merger or consolidation.

 (b) If within 30 days after the date on which the merger or consolidation was effected the value of the shares is agreed upon between the dissenting shareholder and the surviving or new corporation payment therefore shall be made within 90 days after the date on which the merger or consolidation was effected, in the case of holders of uncertificated shares, or upon surrender of the certificate or certificates representing the shares, in the case of holders of shares represented by certificates. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in the shares of the corporation.

 (c) If within the period of 30 days the shareholder and the surviving or new corporation do not agree, the dissenting shareholder may, within 60 days after the expiration of the 30-day period, file a petition in any court of competent jurisdiction within the District of Columbia asking for a finding and determination of the fair value of the shares, and shall be entitled to judgment against the surviving or new corporation for the amount of the fair value as of the day prior to the date on which the vote was taken approving the merger or consolidation, together with interest at the rate of 5% per annum to the date of the judgment. The judgment shall be payable forthwith, in the case of holders of uncertificated shares, or upon surrender of the certificate or certificates representing the shares to the surviving or new corporation, in the case of holders of shares represented by certificates. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in the shares or in the surviving or new corporation. The shares may be held and disposed of by the surviving or new corporation as it may see fit. Unless the dissenting shareholder shall file the petition within the time herein limited, the shareholder and all persons claiming under him or her shall be bound by the terms of the merger or consolidation.

 (d) The right of a dissenting shareholder to be paid the fair value of his or her shares as herein provided shall cease if and when the corporation shall abandon the merger or consolidation.

                                   Exhibit C

                                 EUROTECH, LTD.

                       2002 CONSOLIDATED STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purpose of this Eurotech, Ltd. Consolidated Stock Option Plan is to promote the success of the business of Eurotech, Ltd., a corporation organized under the laws of the District of Columbia, by providing a means to attract and retain the best available personnel for positions of substantial responsibility. The Plan is intended to provide an incentive to the Employees, Officers, Directors, and Consultants of the Company in addition to other forms of compensation that may be received. The plan is also intended to replace such rights heretofore issued to such persons with rights issued pursuant to this Plan. Options granted under the Plan may be either Incentive Stock Options, as defined under Section 422 of the Internal Revenue Code, or Non-Statutory Stock Options.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

                  (b) "AFFILIATE" means an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

                  (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Internal Revenue Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

                  (d)  "BOARD" means the Board of Directors of the Company.

                  (e) "CAUSE" for termination of a Participant's Continuous Service Status will exist if the Participant is terminated for any of the following reasons: (i) Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or any Subsidiary, Parent, Affiliate or successor thereto, as appropriate;
         (ii) Participant's repeated unexplained or unjustified absence from the Company or any Subsidiary, Parent, Affiliate or successor thereto, as appropriate; (iii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful and serious misconduct that has caused or is reasonably expected to result in material injury to the Company or to any Subsidiary, Parent, Affiliate or successor thereto; (iv) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of non-disclosure as a result of his or her relationship with the Company or a Subsidiary, Parent, Affiliate or successor thereto; (v) Participant's failure to timely assign the rights to any processes, inventions or patent applications developed while an Employee or Consultant to the Company within five (5) business days of written request by the Company to the Participant; or (vi) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company or with any Subsidiary, Parent, Affiliate or successor to the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Administrator and shall be final and binding on the Participant. The foregoing definition does not in any way limit the ability of the Company or a Subsidiary, Parent, Affiliate or successor thereto to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(c) below.

                  (f) "CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by there being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

                  (g) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (h) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

                  (i) "COMMON STOCK" means the Common Stock of the Company, par value $.00025 per share.

                  (j) "COMPANY" means Eurotech, Ltd., a corporation organized under the laws of the District of Columbia or any successors thereto.

                  (k) "CONSULTANT" means any person, including an advisor, who renders services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services.

                  (l) "CONTINUOUS SERVICE STATUS" means the absence of any interruption or termination of service as an Employee, Director or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service Status shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service Status.

                  (m) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

                  (n)   "DIRECTOR" means a member of the Board.

                  (o) "EMPLOYEE" means any person (including, if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company.

                  (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (q) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows: (i) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator; (ii) If the Common Stock is listed on any established stock exchange including, without limitation, the American Stock Exchange ("AMEX") or a national market system including, without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination).

                  (r) "INCENTIVE STOCK OPTION" or "ISOs" means an Option intended to qualify as an incentive stock option within the meaning of
         Section 422 of the Code, as designated in the applicable Option Agreement.

                  (s) "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service Status under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate; or
         (ii) voluntary termination by the Participant following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment following a Change of Control to a position that is substantially similar to the position held prior to the Change of Control shall constitute a material reduction in job responsibilities; (B) without Participant's prior written approval, the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate, requires Participant to relocate to a facility or location more than 50 miles from the Company's location at the time of the Change of Control, provided that required travel on corporate business to an extent consistent with Participant's job responsibilities does not constitute such a forced relocation; or
         (C) a reduction in Participant's then-current base salary, provided that an across-the-board reduction in the salary level of all other employees or consultants in positions similar to the Participant's by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction.

                  (t) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on AMEX, a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (u) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (v) "NON-STATUTORY OR NON-QUALIFIED STOCK OPTION" or "NQSOs" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

                  (w) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (x) "OPTION" means a stock option granted pursuant to the Plan, whether designated an Incentive Stock Option or a Non-Statutory Stock Option.

                  (y) "OPTION AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

                  (z) "OPTION EXCHANGE PROGRAM" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

                  (aa) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (bb) "OPTIONEE" means an Employee or Consultant who receives an Option.

                  (cc) "OUTSIDE DIRECTOR" means a Director who is not employed by the Company. The payment of a director's fee to an Outside Director shall not cause that Outside Director to be deemed to be employed by the Company.

                  (dd) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (ee) "PARTICIPANT" means any holder of one or more Options or the Shares issuable or issued upon exercise of such Options.

                  (ff) "PLAN" means this Eurotech, Ltd. 2002 Consolidated Stock Option Plan.

                  (gg) "REPORTING PERSON" means an Officer, Director or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

                  (hh) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

                  (ii) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (jj) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

                  (kk) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (ll) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares that may be sold under the Plan is 6,000,000 shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

         4.   ADMINISTRATION OF THE PLAN.

                  (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options to Employees, Outside Directors and Consultants.

                  (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

                  (c) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the

         Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

                  (d) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion: (i) to determine the Fair Market Value of the Shares of Common Stock, in accordance with Section 2(q) of the Plan; (ii) to select the Employees, Outside Directors and Consultants to whom Options may from time to time be granted; (iii) to determine whether and to what extent Options are granted; (iv) to determine the number of Shares of Common Stock to be covered by each such award granted; (v) to approve forms of agreement for use under the Plan; (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any ISOs or NQSOs, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock; (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee; (ix) to initiate an Option Exchange Program; (x) to construe and interpret the terms of the Plan and awards granted under the Plan; and (xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

                  (e) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

         5.   ELIGIBILITY.

                  (a) RECIPIENTS OF GRANTS. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are Employees), provided however, that Employees of Affiliates are not be eligible to receive ISOs. Non-statutory Stock Options may be granted to Employees, Outside Directors and Consultants. An Employee, Outside Director or Consultant who has been granted an Option(s) may, if he or she is otherwise eligible, be granted additional Options.

                  (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Non-Statutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of grant of such Option.

                  (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided however that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in Section 13 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 100,000.

         9.  OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

                           (i) An Incentive Stock Option which is granted to an
                  Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant or if granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Non-Statutory Stock Option (i)
                  granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator or (ii) if granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; or (iii) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

                           (iii) Notwithstanding the foregoing, Options may be
                  granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                  (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator shall be determined at the time of grant and may consist entirely of (1) cash;
         (2) check; (3) cancellation of indebtedness; (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (6) delivery of a properly executed exercise notice together with such other documentation as the Administration and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

         10.  EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with Applicable Laws, the terms of the Plan, and as reflected in the Option Agreement, including vesting requirements, and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF STATUS AS AN EMPLOYEE, OUTSIDE DIRECTOR OR CONSULTANT. In the event of termination of an Optionee's Continuous Service Status, such Optionee may, but only within the (3) months (or such other period of time, not less than thirty (30) days, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. Unless otherwise determined by the Administrator or the Company, no termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, (ii) the Optionee is an Employee who becomes a Consultant, or (iii) the Option is granted to the Consultant as consideration for, or in connection with, services provided to the Company and the services were, in fact, provided to the Company.

                  (c) DISABILITY OF OPTIONEE. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Option Stock underlying the unexercised portion of the Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Service Status, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service Status. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                  (e) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service Status from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

                  (f) BUY-OUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

         11.  TAXES.

                  (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

                  (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

                  (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "TAX DATE").

                  (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

                  (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under
         Section 11(d) above must be made on or prior to the applicable Tax
         Date.

                  (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Non-Statutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Non-Statutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of Option, only by such holder or a transferee permitted by this Section 12.

         13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS AND CERTAIN OTHER TRANSACTIONS.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares set forth in Sections 3 and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, each outstanding Option shall terminate immediately prior to the consummation of the transaction, unless otherwise provided by the Administrator.

                  (c) CORPORATE TRANSACTIONS; CHANGE OF CONTROL. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "SUCCESSOR CORPORATION"), unless the Successor Corporation does not agree to such assumption or substitution, in which case such Options shall terminate upon consummation of the transaction. Notwithstanding the preceding sentence, in the event of a Change of Control, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the Successor Corporation, unless the Successor Corporation does not agree to such assumption or substitution, in which case the vesting of each Option shall accelerate and the Options shall become exercisable in full (including with respect to Shares as to which an Option would not otherwise be vested and exercisable), and any repurchase right in favor of the Company with respect to any Shares purchased upon exercise of an Option shall lapse in full, prior to consummation of the transaction at such time and on such conditions as the Administrator shall determine. To the extent an Option is not exercised prior to consummation of a Change of Control in which the vesting of Options is being accelerated, such Option shall terminate upon such consummation and the Administrator shall notify the Optionee of such fact at least five (5) days prior to the date on which the Option terminates. In the event Plan awards are assumed or substituted in connection with a Change of Control and a Participant holding such an assumed or substituted award experiences an Involuntary Termination within twenty-four (24) months following the Change of Control, any assumed or substituted Option held by the terminated Participant at the time of termination shall accelerate and become exercisable in full (including with respect to any shares of stock then underlying the Option as to which the Option would not otherwise be vested and exercisable) and any repurchase right in favor of the Company with respect to any Shares purchased upon exercise of any assumed or substituted Option shall lapse in full, immediately prior to the effective date of the Involuntary Termination. For purposes of this
         Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided however that if the consideration received in the transaction is not solely Common Stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely Common Stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

         (d)  ACCOUNTING AND TAX TREATMENT.

                           (i) POOLING ISSUES. Notwithstanding Section 13(c)
                  above, no vesting acceleration or lapse of a repurchase right pursuant to such section shall occur if such acceleration or lapse would cause a contemplated Change of Control transaction that was intended to be accounted for as a "pooling of interests" transaction to be ineligible for such treatment under generally accepted accounting principles, as determined by the Company's independent accountants prior to the Change of Control.

                           (ii) LIMITATION ON PAYMENTS. In the event that the
                  vesting acceleration or lapse of a repurchase right provided for in Section 13(c) above (x) constitutes "parachute payments" within the meaning of Section 280G of the Code, and
                  (y) but for this Section 13(d)(ii) would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then such vesting acceleration or lapse of a repurchase right shall be either (A) delivered in full, or (B) delivered as to such lesser extent which would result in no portion of such severance benefits subject to excise tax under Code Section 4999, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Code Section 4999, results in the receipt by the Participant on an after-tax basis of the greater amount of acceleration or lapse of repurchase rights benefits, notwithstanding that all or some portion of such benefits may be taxable under Code Section 4999. Any determination required under this Section 13(d) shall be made in writing by the Company's independent accountants, whose determination shall be conclusive and binding for all purposes on the Company and any affected Participant. In the event that
                  (ii)(A) above applies, then the Participant shall be responsible for any excise taxes imposed with respect to such benefits. In the event that (ii)(B) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.

                  (e) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

         14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee, Outside Director or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         15.  AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuance or termination (other than an adjustment made pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such as degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by such Optionee and the Company.

         16. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. AGREEMENTS. Options shall be evidenced by Option Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

         19. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

         20. INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                 EUROTECH, LTD.
                       2002 CONSOLIDATED STOCK OPTION PLAN
                          NOTICE OF STOCK OPTION GRANT

Optionee: ________________________

         You have been granted an option to purchase Common Stock of Eurotech, Ltd. (the "COMPANY") as follows:

Board Approval Date:

Date of Grant:

Exercise Price Per Share:

Total Number of Shares Granted:

Total Price of Shares Granted:

Type of Option:

Option Term/Expiration Date:

Vesting Commencement Date:

Vesting Schedule:

Termination Period:

Repurchase Right:

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Eurotech, Ltd. 2002 Consolidated Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE                                              EUROTECH, LTD.

__________________________                            _______________________

Name:_____________________                            Name:__________________
Address: _________________                            Title:_________________
         _________________
Social Security No.: ______________

                                   EXHIBIT D

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                                                                       Page No.
                                                                       -------

INDEPENDENT AUDITORS' REPORT                                              F-2

CONSOLIDATED BALANCE SHEETS                                               F-3
  At December 31, 2001 and December 31, 2000

CONSOLIDATED STATEMENTS OF OPERATIONS                                     F-4
  For the Years Ended December 31, 2001, 2000 and 1999
  For the Period from Inception (May 26, 1995) to December 31, 2001

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY                        F5 - F19
  For the Period from Inception (May 26, 1995) to December 31, 2001

CONSOLIDATED STATEMENTS OF CASH FLOWS                                    F-20
  For the Years Ended December 31, 2001, 2000 and 1999
  For the Period from Inception (May 26, 1995) to December 31, 2001

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                             F21 - F61

SELECTED FINANCIAL DATA                                                  (*)
  For the Five Years Ended December 31, 2001

(*) Included in Part II, Item 6 of the Form.

Board of Directors and Stockholders
Eurotech, Ltd. and Subsidiaries

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the accompanying consolidated balance sheets of Eurotech, Ltd. and Subsidiaries (the "Company") (a development stage company) as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the years ended December 31, 2001, 2000 and 1999 and for the period from inception (May 26, 1995) to December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Eurotech, Ltd. and Subsidiaries (a development stage company) at December 31, 2001 and 2000 and the results of its operations and its cash flows for each of the three years ended December 31, 2001, 2000 and 1999 and for the period from inception (May 26, 1995) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Under certain equity financing agreements and related repricing rights agreements, the Company may be required to issue substantial additional common shares (see Notes 10 and 14).

                                           /s/ Grassi & Co., CPAs, P.C.

                                           GRASSI & CO., CPAs, P.C.

New York, New York
February 19, 2002
  (Except for Notes 14d, e and f for which the date is March 6, 2002)

                              EUROTECH, LTD. AND SUBSIDIARIES
                               (A Development Stage Company)

                                CONSOLIDATED BALANCE SHEETS

                                          ASSETS
                                          ------
                                                                          At December 31,
                                                                    -----------------------------
                                                                         2001            2000
                                                                    -------------   -------------
CURRENT ASSETS:
    Cash and cash equivalents                                       $    465,346    $  2,969,106
    Prepaid expenses and other current assets                            253,840          62,275
    Subscription receivable                                                -           1,250,000
                                                                    -------------   -------------
      TOTAL CURRENT ASSETS                                               719,186       4,281,381

MACHINERY AND EQUIPMENT - net of accumulated depreciation                193,661         181,413

OTHER ASSETS:
    Technology rights (EKOR) - net of accumulated amortization of
      $3,353,203 and $1,743,666 at December 31, 2001 and
      2000, respectively                                               4,694,484       6,304,022
    Technology rights (Acoustic Core) - net of accumulated
      amortization of $232,527 at December 31, 2001                    2,267,473           -
    Patent costs - net of accumulated amortization                        21,067          22,820
    Other assets                                                         224,039         227,627
                                                                    -------------   -------------

      TOTAL ASSETS                                                  $  8,119,910    $ 11,017,263
                                                                    =============   =============

                           LIABILITIES AND STOCKHOLDERS' EQUITY
                           ------------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities                          $    885,207    $  1,439,543
  Deferred revenue                                                         -             225,000
  Current portion of convertible debentures                            3,000,000         500,000
                                                                    -------------   -------------
      TOTAL CURRENT LIABILITIES                                        3,885,207       2,164,543
                                                                    -------------   -------------
CONVERTIBLE DEBENTURES - Less current maturities                           -           3,000,000

NOTES PAYABLE - RELATED PARTIES                                          202,091           -
                                                                    -------------   -------------
      TOTAL LIABILITIES                                                4,087,298       5,164,543
                                                                    -------------   -------------
COMMITMENTS, CONTINGENCIES AND OTHER MATTERS
  (Notes 1, 3, 6, 10, 12, and 14)

STOCKHOLDERS' EQUITY:
  Preferred stock - $0.01 par value; 5,000,000
    shares authorized at December 31,
    2001 and 2000, respectively; -0- shares
    issued and outstanding                                                 -               -
  Common stock - $0.00025 par value; 100,000,000 shares
    authorized at December 31, 2001 and 2000, respectively;
    59,673,377 shares issued and 56,141,401 outstanding at
    December 31, 2001 and 54,933,830 shares issued and
    51,401,854 outstanding at December 31, 2000                           14,919          13,734
  Additional paid-in capital                                          61,998,255      55,073,429
  Unearned compensation                                                 (131,911)       (146,027)
  Deficit accumulated during the development stage                   (49,370,930)    (40,610,695)
  Treasury stock, at cost; 3,531,976 shares at December
    31, 2001 and 2000, respectively                                   (8,477,721)     (8,477,721)
                                                                    -------------   -------------
      TOTAL STOCKHOLDERS' EQUITY                                       4,032,612       5,852,720
                                                                    -------------   -------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $  8,119,910    $ 11,017,263
                                                                    =============   =============

The accompanying notes are an integral part of these consolidated financial statements.

                                   EUROTECH, LTD. AND SUBSIDIARIES
                                    (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                    For the Period
                                                                                    from Inception
                                           For the Years Ended December 31,         (May 26, 1995)
                                     ---------------------------------------------    to December
                                          2001           2000            1999          31, 2001
                                     -------------   -------------   -------------   -------------

REVENUES                             $     18,873    $    350,000    $    150,000    $    518,873
                                     -------------   -------------   -------------   -------------
COSTS AND EXPENSES:
  Cost of goods sold                        8,160           -               -               8,160
  Research and development                747,073       3,010,391       1,308,442       8,496,011
  Consulting fees                       2,176,848       1,125,477         477,746       5,170,942
  Compensatory element of stock
    issuances for consulting
    expenses                              535,031         925,717       1,312,679       5,244,654
  Other general and administrative
    expenses                            3,435,381       3,427,588       2,057,398      12,013,423
  Depreciation and amortization         1,899,346       1,631,237         144,459       3,688,939
                                     -------------   -------------   -------------   -------------
    TOTAL COSTS AND EXPENSES            8,801,839      10,120,410       5,300,724      34,622,129
                                     -------------   -------------   -------------   -------------
OPERATING LOSS                         (8,782,966)     (9,770,410)     (5,150,724)    (34,103,256)
                                     -------------   -------------   -------------   -------------
OTHER EXPENSES/(INCOME):
  Interest expense                        294,106         415,425         588,488       2,165,152
  Interest income                         (91,837)       (313,046)           (464)       (405,347)
  Amortization of deferred and
    unearned financing costs                -               -             297,286      13,276,591
  Litigation settlement in shares
    of stock                                -               -             456,278         456,278
  Other income                           (225,000)          -               -            (225,000)
                                     -------------   -------------   -------------   -------------
    TOTAL OTHER EXPENSES/(INCOME)         (22,731)        102,379       1,341,588      15,267,674
                                     -------------   -------------   -------------   -------------
NET LOSS                             $ (8,760,235)   $ (9,872,789)   $ (6,492,312)   $(49,370,930)
                                     =============   =============   =============   =============

BASIC AND DILUTED LOSS PER SHARE
  (Notes 2, 10 and 11)               $       (.18)   $       (.23)   $       (.27)
                                     =============   =============   =============
WEIGHTED AVERAGE COMMON SHARES
  USED IN BASIC AND DILUTED LOSS
  PER SHARE (Notes 2, 10 and 11)       48,835,959      42,750,339      24,477,178
                                     =============   =============   =============

The accompanying notes are an integral part of these consolidated financial statements.

                                   EUROTECH, LTD. AND SUBSIDIARIES
                                    (A Development Stage Company)

                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                                 Common Stock                 Additional
                                                       Date of           -----------------------------         Paid-in
                                                     Transaction           Shares            Amount            Capital
                                                    ------------         -----------       -----------        -----------
                                                                             (1)

Period Ended December 31, 1995:
------------------------------

Founder shares issued
  ($0.00025 per share)                                05/26/95            4,380,800        $    1,095         $   (1,095)
Issuance of stock for offering
  consulting fees ($0.0625 per share)                 08/31/95              440,000               110             27,390
Issuance of stock
  ($0.0625 and $0.25 per share)                       Various             4,080,000             1,020            523,980
Issuance of stock for license
  ($0.0625 per share)                                 08/31/95              600,000               150             37,350
Issuance of stock options for
  offering legal and consulting fees                                          -                 -                 75,000
Offering expenses                                                             -                 -               (105,398)
Net loss                                                                      -                 -                  -
                                                                         -----------       -----------        -----------
Balance - December 31, 1995                                               9,500,800        $    2,375         $  557,227
                                                                         ===========       ===========        ===========

                                                                                             Deficit
                                                                                           Accumulated
                                                                          Unearned         During the
                                                      Due from            Financing        Development
                                                    Stockholders            Costs             Stage              Total
                                                    ------------         -----------       -----------        -----------

Period Ended December 31, 1995:
------------------------------

Founder shares issued
  ($0.00025 per share)                              $     -              $    -            $    -             $    -
Issuance of stock for offering
  consulting fees ($0.0625 per share)                     -                   -                 -                 27,500
Issuance of stock
  ($0.0625 and $0.25 per share)                          (3,000)              -                 -                522,000
Issuance of stock for license
  ($0.0625 per share)                                     -                   -                 -                 37,500
Issuance of stock options for offering
  legal and consulting fees                               -                   -                 -                 75,000
Offering expenses                                         -                   -                 -               (105,398)
Net loss                                                  -                   -              (513,226)          (513,226)
                                                    ------------         -----------       -----------        -----------
Balance - December 31, 1995                         $    (3,000)         $    -            $ (513,226)        $   43,376
                                                    ============         ===========       ===========        ===========

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                                 Common Stock                 Additional
                                                       Date of           -----------------------------         Paid-in
                                                     Transaction           Shares            Amount            Capital
                                                    ------------         ------------      ------------       ------------
                                                                             (1)
Year Ended December 31, 1996:
----------------------------

Balance - December 31, 1995                                                9,500,800       $     2,375        $   557,227

Issuance of stock ($0.25 per share)                    Various             1,278,000               320            319,180
Exercise of stock options                              01/18/96              600,000               150              -
Issuance of stock for consulting fees
  ($0.34375 per share)                                 03/22/96              160,000                40             54,960
Issuance of stock for consulting fees
  ($0.0625 per share)                                  05/15/96            2,628,000               657            163,593
Issuance of stock for consulting fees
  ($0.590625 per share)                                06/19/96            1,500,000               375            885,563
Issuance of stock for consulting fees
  ($1.82 per share)                                    11/12/96               57,036                14            104,275
Issuance of stock pursuant to bridge
  financing ($1.81325 per share)                        12/96              1,500,000               375          2,719,500
Amortization of unearned financing costs                                       -                 -                  -
Repayment by stockholders                                                      -                 -                  -
Net loss                                                                       -                 -                  -
                                                                         ------------      ------------       ------------
Balance - December 31, 1996                                               17,223,836       $     4,306        $ 4,804,298
                                                                         ============      ============       ============

                                                                                             Deficit
                                                                                           Accumulated
                                                                          Unearned         During the
                                                      Due from            Financing        Development
                                                    Stockholders            Costs             Stage               Total
                                                    ------------         ------------      ------------       ------------

Year Ended December 31, 1996:
----------------------------

Balance - December 31, 1995                         $    (3,000)         $     -           $  (513,226)       $    43,376

Issuance of stock ($0.25 per share)                       -                    -                 -                319,500
Exercise of stock options                                 -                    -                 -                    150
Issuance of stock for consulting fees
  ($0.34375 per share)                                    -                    -                 -                 55,000
Issuance of stock for consulting fees
  ($0.0625 per share)                                     -                    -                 -                164,250
Issuance of stock for consulting fees
  ($0.590625 per share)                                   -                    -                 -                885,938
Issuance of stock for consulting fees
  ($1.82 per share)                                       -                    -                 -                104,289
Issuance of stock pursuant to bridge
  financing ($1.81325 per share)                          -               (2,719,875)            -                 -
Amortization of unearned financing costs                  -                  226,656             -                226,656
Repayment by stockholders                                 3,000                -                 -                  3,000
Net loss                                                  -                    -            (3,476,983)        (3,476,983)
                                                    ------------         ------------      ------------       ------------
Balance - December 31, 1996                         $     -              $(2,493,219)      $(3,990,209)       $(1,674,824)
                                                    ============         ============      ============       ============

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                                  Common Stock                 Additional
                                                       Date of           ------------------------------         Paid-in
                                                     Transaction           Shares            Amount             Capital
                                                    ------------         ------------      ------------       ------------
                                                                             (1)

Year Ended December 31, 1997:
----------------------------

Balance - December 31, 1996                                               17,223,836       $     4,306        $ 4,804,298

Issuance of stock for consulting fees
  ($2.50 per share)                                     03/97                 64,000                16            159,984
Issuance of stock for consulting fees
  ($5.45 per share)                                     06/97                 39,000                 9            212,540
Issuance of stock for consulting fees
  ($5.00 per share)                                     09/97                 59,000                15            294,986
Issuance of stock pursuant to penalty
  provision of bridge financing
  ($5.45 per share)                                     06/97                500,000               125          2,724,875
Value assigned to conversion feature of
  Convertible Debentures                                11/97                  -                 -              1,337,143
Value assigned to issuance of warrant to
  purchase 127,500 shares in
  consideration for interest and
  placement fees in connection with
  Convertible Debentures                                11/97                  -                 -                284,480
Value assigned to issuance to
  shareholder of warrant to purchase
  35,000 shares for consulting services                 11/97                  -                 -                 39,588
Value assigned to issuance to
  shareholder of warrant to purchase
  364,000 shares as additional
  consideration for financing activities                11/97                  -                 -                862,680
Issuance of stock for consulting fees
  ($4.00 per share)                                     12/97                 43,000                11            171,989
Accrual of stock issued January 1998
  pursuant to penalty provision of
  bridge financing ($2.00 per share)                    12/97              1,000,000               250          1,999,750
Amortization of unearned financing costs                                       -                 -                  -
Net loss                                                                       -                 -                  -
                                                                         ------------      ------------       ------------
Balance - December 31, 1997                                               18,928,836       $     4,732        $12,892,313
                                                                         ============      ============       ============

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                   EUROTECH, LTD. AND SUBSIDIARIES
                                    (A Development Stage Company)

                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                       Deficit
                                                                     Accumulated
                                                   Unearned          During the
                                                   Financing         Development
                                                    Costs              Stage               Total
                                                 ------------       -------------       -------------

Year Ended December 31, 1997:
----------------------------

Balance - December 31, 1996                      $(2,493,219)       $ (3,990,209)       $ (1,674,824)

Issuance of stock for consulting fees
  ($2.50 per share)                                    -                   -                 160,000
Issuance of stock for consulting fees
  ($5.45 per share)                                    -                   -                 212,549
Issuance of stock for consulting fees
  ($5.00 per share)                                    -                   -                 295,001
Issuance of stock pursuant to penalty
  provision of bridge financing
  ($5.45 per share)                               (2,725,000)              -                   -
Value assigned to conversion feature of
  Convertible Debentures                          (1,337,143)              -                   -
Value assigned to issuance of warrant to
  purchase 127,500 shares in consideration
  for interest and placement fees in
  connection with Convertible Debentures            (284,480)              -                   -
Value assigned to issuance to shareholder of
  warrant to purchase 35,000 shares for
  consulting services                                (39,588)              -                   -
Value assigned to issuance to shareholder of
  warrant to purchase 364,000 shares as
  additional consideration for financing
  activities                                        (862,680)              -                   -
Issuance of stock for consulting fees
  ($4.00 per share)                                    -                   -                 172,000
Accrual of stock issued January 1998
  pursuant to penalty provision of bridge
  financing ($2.00 per share)                     (2,000,000)              -                   -
Amortization of unearned financing costs           8,426,793               -               8,426,793
Net loss                                               -             (12,441,242)        (12,441,242)
                                                 ------------       -------------       -------------
Balance - December 31, 1997                      $(1,315,317)       $(16,431,451)       $ (4,849,723)
                                                 ============       =============       =============

The accompanying notes are an integral part of these consolidated financial statements.

                                            EUROTECH, LTD. AND SUBSIDIARIES
                                             (A Development Stage Company)

                                    CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                           FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                           Common Stock              Additional
                                                       Date of      ----------------------------      Paid-in
                                                     Transaction      Shares          Amount          Capital
                                                    ------------    ------------    ------------    ------------
                                                                        (1)

Year Ended December 31, 1998:
----------------------------

Balance - December 31, 1997                                          18,928,836     $     4,732     $12,892,313
Issuance of stock for consulting fees
  ($2.58 per share)                                     03/98            43,000              11         110,930
Issuance of stock for consulting fees
  ($0.85 per share)                                     06/98           143,000              35         215,895
Issuance of stock for consulting fees
  ($0.32 per share)                                     09/98           126,617              32         107,503
Issuance of stock for consulting fees                   12/98           155,427              39          81,505
Issuance of stock pursuant to penalty
  provision of bridge financing
  ($1.0625 per share)                                   04/98           500,000             125         531,124
Value assigned to conversion feature of
  Convertible Debentures and warrant to
  purchase 60,000 shares issued as
  additional interest                                   02/98             -               -           1,100,000
Value assigned to conversion feature of
  Convertible Debentures and warrant to
  purchase 125,000 shares issued as
  additional interest                                   07/98             -               -             475,000
Cancellation of stock issued for
  consulting fees                                       07/98          (375,000)            (94)        (93,656)
Issuance of stock for conversion of
  debenture payable ($0.32 per share)                09/98, 11/98       100,002              25          32,169
Amortization of unearned financing costs                                  -               -               -
Net loss                                                                  -               -               -
                                                                    ------------    ------------    ------------
Balance - December 31, 1998                                          19,621,882     $     4,905     $15,452,783
                                                                    ============    ============    ============

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                   EUROTECH, LTD. AND SUBSIDIARIES
                                    (A Development Stage Company)

                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                       Deficit
                                                                     Accumulated
                                                   Unearned          During the
                                                   Financing         Development
                                                    Costs              Stage               Total
                                                 ------------       -------------       -------------


Year Ended December 31, 1998:
----------------------------

Balance - December 31, 1997                      $(1,315,317)       $(16,431,451)       $ (4,849,723)
Issuance of stock for consulting fees
  ($2.58 per share)                                    -                   -                 110,941
Issuance of stock for consulting fees
  ($0.85 per share)                                    -                   -                 215,930
Issuance of stock for consulting fees
  ($0.32 per share)                                    -                   -                 107,535
Issuance of stock for consulting fees                  -                   -                  81,544
Issuance of stock pursuant to penalty
  provision of bridge financing
  ($1.0625 per share)                               (531,249)              -                   -
Value assigned to conversion feature of
  Convertible Debentures and warrant to
  purchase 60,000 shares issued as
  additional interest                             (1,100,000)              -                   -
Value assigned to conversion feature of
  Convertible Debentures and warrant to
  purchase 125,000 shares issued as
  additional interest                               (475,000)              -                   -
Cancellation of stock issued for consulting
  fees                                                 -                   -                 (93,750)
Issuance of stock for conversion of
  debenture payable ($0.32 per share)                  -                   -                  32,194
Amortization of unearned financing costs           3,374,066               -               3,374,066
Net loss                                               -              (7,814,143)         (7,814,143)
                                                 ------------       -------------       -------------
Balance - December 31, 1998                      $   (47,500)       $(24,245,594)       $ (8,835,406)
                                                 ============       =============       =============

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                           Common Stock              Additional
                                                       Date of      ----------------------------      Paid-in
                                                     Transaction      Shares          Amount          Capital
                                                    ------------    ------------    ------------    ------------
                                                                        (1)


Year Ended December 31, 1999:
----------------------------

Balance - December 31, 1998                                          19,621,882     $     4,905     $15,452,783
Issuance of stock on consulting fees
  ($0.77 per share)                                     03/99            78,613              20          62,381
Issuance of stock for consulting fees
  ($0.72 per share)                                     06/99           611,572             153         429,035
Issuance of stock for consulting fees
  ($0.98 per share)                                     09/99           496,002             124         520,116
Issuance of stock on conversion of
  debenture payable ($0.35 per share)                   02/99           987,201             247         341,029
Issuance of stock for finder's fee
  ($1.94 per share)                                     12/99            29,518               7          46,302
Issuance of stock for finder's fee
  ($0.77 per share)                                     09/99            82,580              20          63,727
Issuance of stock for consulting fees
  ($2.04 per share)                                     12/99           100,374              25         190,769
Value assigned to conversion feature of
  Convertible Debentures and warrant to
  purchase 94,750 shares issued as
  additional interest                                   01/99             -               -             175,425
Value assigned to additional
  consideration for financing activities
  ($0.72 per share)                                     05/99           100,000              25          71,975
Issuance of stock ($0.25 per share)                     06/99         1,000,000             250         474,750
Issuance of stock ($0.25 per share)                     09/99         2,000,000             500         499,500
Issuance of stock ($0.38 per share)                     12/99         3,035,000             759       1,179,241
Issuance of stock ($0.25 per share)                     12/99           930,000             233         232,267
Issuance of stock ($0.50 per share)                     12/99           240,000              60         119,940
Issuance of stock in settlement of
  litigation ($2.51 per share)                          11/99           181,784              45         456,233

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                   EUROTECH, LTD. AND SUBSIDIARIES
                                    (A Development Stage Company)

                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                       Deficit
                                                                     Accumulated
                                                   Unearned          During the
                                                   Financing         Development
                                                    Costs              Stage               Total
                                                 ------------       -------------       -------------

Year Ended December 31, 1999:
----------------------------

Balance - December 31, 1998                      $   (47,500)       $(24,245,594)       $ (8,835,406)
Issuance of stock for consulting fees
  ($0.77 per share)                                    -                   -                  62,401
Issuance of stock for consulting fees
  ($0.72 per share)                                    -                   -                 429,188
Issuance of stock for consulting fees
  ($0.98 per share)                                    -                   -                 520,240
Issuance of stock on conversion of
  debenture payable ($0.35 per share)                  -                   -                 341,276
Issuance of stock for finder's fee
  ($1.94 per share)                                    -                   -                  46,309
Issuance of stock for finder's fee
  ($0.77 per share)                                    -                   -                  63,747
Issuance of stock for consulting fees
  ($2.04 per share)                                    -                   -                 190,794
Value assigned to conversion feature of
  Convertible Debentures and warrant to
  purchase 94,750 shares issued as
  additional interest                               (175,425)              -                   -
Value assigned to additional consideration
  for financing activities ($0.72 per share)         (72,000)              -                   -
Issuance of stock ($0.25 per share)                    -                   -                 475,000
Issuance of stock ($0.25 per share)                    -                   -                 500,000
Issuance of stock ($0.38 per share)                    -                   -               1,180,000
Issuance of stock ($0.25 per share)                    -                   -                 232,500
Issuance of stock ($0.50 per share)                    -                   -                 120,000
Issuance of stock in settlement of
  litigation ($2.51 per share)                         -                   -                 456,278

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                           Common Stock              Additional
                                                       Date of      ----------------------------      Paid-in
                                                     Transaction      Shares          Amount          Capital
                                                    ------------    ------------    ------------    ------------
                                                                        (1)


Year Ended December 31, 1999: (Continued)
----------------------------

Issuance of stock on exercise of
  warrants ($1.50 per share)                          11/99/ 12/99      200,000     $        50     $   299,950
Acquisition of 6,795,000 shares of ATI,
  previously Kurchatov Research
  Holdings, Ltd. ($1.07 per share)                        09/99       4,530,000           1,133       4,840,305
Acquisition from ATI of EKOR technology
  interest ($1.069 per share)                             11/99       2,000,000             500       2,137,000
Issuance of stock to retire debt of ATI
  assumed with purchase of EKOR
  technology interest ($1.06 per share)                   11/99       1,000,000             250       1,068,500
Issuance of stock on exercise of
  warrants ($0.36 per share)                              11/99          75,000              19          26,981
Issuance of stock on conversion of
  debenture note payable, interest and
  penalties ($0.36 per share)                             11/99         217,464              54         230,458
Issuance of stock in private sale
  ($1.59 per share)                                       12/99       1,882,353             471       2,831,529
Modification of warrants issued                                           -               -             123,500
Amortization of unearned financing costs                                  -               -               -
Net loss                                                                  -               -               -
                                                                    ------------    ------------    ------------
Balance - December 31, 1999                                          39,399,343     $     9,850     $31,873,696
                                                                    ============    ============    ============

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                   EUROTECH, LTD. AND SUBSIDIARIES
                                    (A Development Stage Company)

                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                       Deficit
                                                                     Accumulated
                                                   Unearned          During the
                                                   Financing         Development
                                                    Costs              Stage               Total
                                                 ------------       -------------       -------------

Year Ended December 31, 1999: (Continued)
----------------------------

Issuance of stock on exercise of warrants
  ($1.50 per share)                              $     -            $      -            $    300,000
Acquisition of 6,795,000 shares of ATI,
  previously Kurchatov Research Holdings,
  Ltd. ($1.07 per share)                               -                   -               4,841,438
Acquisition from ATI of EKOR technology
  interest ($1.069 per share)                          -                   -               2,137,500
Issuance of stock to retire debt of ATI
  assumed with purchase of EKOR technology
  interest ($1.06 per share)                           -                   -               1,068,750
Issuance of stock on exercise of warrants
  ($0.36 per share)                                    -                   -                  27,000
Issuance of stock on conversion of
  debenture note payable, interest and
  penalties ($0.36 per share)                          -                   -                 230,512
Issuance of stock in private sale
  ($1.59 per share)                                    -                   -               2,832,000
Modification of warrants issued                        -                   -                 123,500
Amortization of unearned financing costs             294,925               -                 294,925
Net loss                                               -              (6,492,312)         (6,492,312)
                                                 ------------       -------------       -------------
Balance - December 31, 1999                      $     -            $(30,737,906)       $  1,145,640
                                                 ============       =============       =============

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                                         Common Stock
                                                                Date of           ---------------------------
                                                              Transaction            Shares          Amount
                                                              -----------         -----------      ----------
                                                                                     (1)


For the Year Ended December 31, 2000
------------------------------------

Balance - December 31, 1999                                                       39,399,343       $   9,850

Issuance of stock for consulting fees
  ($5.00 per share)                                              03/00                73,672              18
Issuance of stock for consulting fees
  ($4.06 per share)                                              06/00                23,794               6
Issuance of stock for consulting fees
  ($3.67 per share)                                              09/00                21,010               5
Issuance of stock for consulting fees
  ($1.93 per share)                                              12/00                22,198               5
Issuance of stock ($5.00 per share)                              03/00             1,200,000             300
Issuance of stock ($5.37 per share)                              04/00             2,000,000             500
Issuance of stock in payment of note payable and
  related interest ($0.28 per share)                             01/00               200,000              50
Issuance of stock for interest on convertible
  debentures ($1.56 per share)                                   01/00               289,655              74
Issuance of stock and warrants to settle
  penalties of convertible debentures
  ($2.00 per share)                                              03/00               300,000              75
Issuance of stock on conversion of
  debentures and interest ($1.06 per share)                      03/00               965,661             242
Issuance of stock on conversion of debentures
  and interest ($2.75 per share)                                 08/00               827,412             207
Accrual of shares under reset provisions                         12/00             8,500,000           2,125
Issuance of stock for price reset                                12/00               741,085             185
Issuance of stock on exercise of warrants
  ($2.00 per share)                                              02/00                60,000              15
Issuance of stock on exercise of warrants
  ($1.06 per share)                                              02/00               125,000              31
Issuance of stock on exercise of warrants
  ($1.50 per share)                                              03/00               100,000              24
Issuance of stock on exercise of warrants
  ($1.00 per share)                                              05/00                35,000               9
Compensatory element of options to purchase
  325,000 shares issued to employee as
  additional compensation                                        05/00                 -               -
Compensatory element of options to purchase
  12,500 shares issued to employee as additional
  compensation                                                   10/00                 -               -
Value assigned to warrants issued to consultants                 05/00                 -               -
Compensatory element of warrants issued to
  employees                                                      10/00                 -               -
Exercise of stock options                                        08/00                50,000              13
Shares repurchased                                            05/00; 06/00             -               -
Amortization of unearned compensation                                                  -               -
Net loss                                                                               -               -
                                                                                  -----------      ----------
Balance - December 31, 2000                                                       54,933,830       $  13,734
                                                                                  ===========      ==========

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                               Treasury Stock              Additional
                                                        -----------------------------       Paid-in         Unearned
                                                          Shares            Amount          Capital       Compensation
                                                        -----------      ------------     ------------    ------------

For the Year Ended December 31, 2000
------------------------------------

Balance - December 31, 1999                                  -           $     -          $31,873,696     $     -

Issuance of stock for consulting fees
  ($5.00 per share)                                          -                 -              368,727           -
Issuance of stock for consulting fees
  ($4.06 per share)                                          -                 -               94,869           -
Issuance of stock for consulting fees
  ($3.67 per share)                                          -                 -               77,025           -
Issuance of stock for consulting fees
  ($1.93 per share)                                            174               348           41,523           -
Issuance of stock ($5.00 per share)                          -                 -            5,999,700           -
Issuance of stock ($5.37 per share)                          -                 -           10,749,470           -
Issuance of stock in payment of note
  payable and related interest
  ($0.28 per share)                                          -                 -               56,343           -
Issuance of stock for interest on
  convertible debentures ($1.56 per share)                   -                 -              451,064           -
Issuance of stock and warrants to settle
  penalties of convertible debentures
  ($2.00 per share)                                          -                 -            1,119,925           -
Issuance of stock on conversion of
  debentures and interest ($1.06 per                         -                 -            1,023,358           -
  share)
Issuance of stock on conversion of
  debentures and interest
  ($2.75 per share)                                          -                 -            2,276,913           -
Accrual of shares under reset provisions                     -                 -               (2,125)          -
Issuance of stock for price reset                            -                 -                 (185)          -
Issuance of stock on exercise of warrants
  ($2.00 per share)                                          -                 -              119,985           -
Issuance of stock on exercise of warrants
  ($1.06 per share)                                          -                 -              132,469           -
Issuance of stock on exercise of warrants
  ($1.50 per share)                                          -                 -              149,976           -
Issuance of stock on exercise of warrants
  ($1.00 per share)                                          -                 -               34,991           -
Compensatory element of options to
  purchase 325,000 shares issued to
  employee as additional compensation                        -                 -              187,750        (187,750)
Compensatory element of options to
  purchase 12,500 shares issued to
  employee as additional compensation                        -                 -               18,625           -
Value assigned to warrants issued to
  consultants                                                -                 -              204,718           -
Compensatory element of warrants issued to
  employees                                                  -                 -               78,125           -
Exercise of stock options                                    -                 -               16,487           -
Shares repurchased                                      (3,532,150)       (8,478,069)           -               -
Amortization of unearned compensation                        -                 -                -              41,723
Net loss                                                     -                 -                -               -
                                                        -----------      ------------     ------------    ------------
Balance - December 31, 2000                             (3,531,976)      $(8,477,721)     $55,073,429     $  (146,027)
                                                        ===========      ============     ============    ============

The accompanying notes are an integral part of these consolidated financial statements.

                                   EUROTECH, LTD. AND SUBSIDIARIES
                                    (A Development Stage Company)

                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                              Deficit
                                                            Accumulated
                                                            During the
                                                            Development
                                                              Stage                 Total
                                                           -------------         ------------


For the Year Ended December 31, 2000
------------------------------------

Balance - December 31, 1999                                $(30,737,906)         $ 1,145,640

Issuance of stock for consulting fees
  ($5.00 per share)                                               -                  368,745
Issuance of stock for consulting fees
  ($4.06 per share)                                               -                   94,875
Issuance of stock for consulting fees
  ($3.67 per share)                                               -                   77,030
Issuance of stock for consulting fees
  ($1.93 per share)                                               -                   41,876
Issuance of stock ($5.00 per share)                               -                6,000,000
Issuance of stock ($5.37 per share)                               -               10,749,970
Issuance of stock in payment of note payable
  and related interest ($0.28 per share)                          -                   56,393
Issuance of stock for interest on convertible
  debentures ($1.56 per share)                                    -                  451,138
Issuance of stock and warrants to settle
  penalties of convertible debentures
  ($2.00 per share)                                               -                1,120,000
Issuance of stock on conversion of
  debentures and interest ($1.06 per share)                       -                1,023,600
Issuance of stock on conversion of debentures
  and interest ($2.75 per share)                                  -                2,277,120
Accrual of shares under reset provisions                          -                    -
Issuance of stock for price reset                                 -                    -
Issuance of stock on exercise of warrants
  ($2.00 per share)                                               -                  120,000
Issuance of stock on exercise of warrants
  ($1.06 per share)                                               -                  132,500
Issuance of stock on exercise of warrants
  ($1.50 per share)                                               -                  150,000
Issuance of stock on exercise of warrants
  ($1.00 per share)                                               -                   35,000
Compensatory element of options to purchase
  325,000 shares issued to employee as
  additional compensation                                         -                    -
Compensatory element of options to purchase
  12,500 shares issued to employee as
  additional compensation                                         -                   18,625
Value assigned to warrants issued to
  consultants                                                     -                  204,718
Compensatory element of warrants issued to
  employees                                                       -                   78,125
Exercise of stock options                                         -                   16,500
Shares repurchased                                                -               (8,478,069)
Amortization of unearned compensation                             -                   41,723
Net loss                                                     (9,872,789)          (9,872,789)
                                                           -------------         ------------
Balance - December 31, 2000                                $(40,610,695)         $ 5,852,720
                                                           =============         ============


The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                     Common Stock                 Treasury Stock
                                                Date of       -------------------------     ---------------------------
                                              Transaction        Shares        Amount          Shares         Amount
                                              -----------     -----------    ----------     -----------    ------------
                                                                  (1)

For the Year Ended December 31, 2001
------------------------------------

Balance - December 31, 2000                                   54,933,830     $  13,734      (3,531,976)    $(8,477,721)

Compensatory element of warrants to
  purchase 150,000 shares issued to
  consultant as compensation                     01/01             -             -               -               -
Compensatory element of warrants to
  purchase 60,000 shares issued to
  consultant as additional compensation          02/01             -             -               -               -
Issuance of stock for consulting fees
  ($2.15 per share)                              03/01             5,574             1           -               -
Issuance of stock for consulting fees
  ($1.66 per share)                              03/01             3,000             1           -               -
Exercise of warrants ($1.10 per share)           03/01            50,000            13           -               -
Issuance of stock ($2.25 per share)              03/01         1,333,333           333           -               -
Modification of warrants issued                  05/01             -             -               -               -
Issuance of stock for acquisition of
  Acoustic Core Technology ($1.00 per
  share)                                         05/01         2,500,000           625           -               -
Issuance of stock for consulting fees
  ($.77 per share)                               06/01             3,000             1           -               -
Issuance of stock for consulting fees
  ($.73 per share)                               06/01           120,000            30           -               -
Shares issued under repricing
  agreements for March 2000 financing            06/01         2,279,463           570           -               -
Shares issued under repricing
  agreements for April 2000 financing            06/01         1,352,566           338           -               -
Issuance of stock ($.33 per share)               08/01         3,000,000           750           -               -
Compensatory element of warrants to
  purchase 500,000 shares issued to
  consultant as additional compensation          08/01             -             -               -               -
Issuance of stock for consulting fees
  ($.42 per share)                               09/01             3,000             1           -               -
Compensatory element of warrants to
  purchase 455,000 shares issued to
  consultants as compensation                    10/01             -             -               -               -
Issuance of stock for consulting fees
  ($.37 per share)                               12/01             3,000             1           -               -
Issuance of stock for consulting
  expense ($.345 per share)                      12/01            57,320            14           -               -
Issuance of stock for compensation
  ($.345 per share)                              12/01            29,291             7           -               -
Shares issued under repricing
  agreements for April 2000 financing            12/01         2,500,000           625           -               -
Reversal of December 2000 accrual under
  repricing agreements                           12/01        (8,500,000)       (2,125)          -               -
Amortization of unearned compensation            12/01             -             -               -               -
Net loss                                                           -             -               -               -
                                                              -----------    ----------     -----------    ------------
Balance - December 31, 2001                                   59,673,377     $  14,919      (3,531,976)    $(8,477,721)
                                                              ===========    ==========     ===========    ============

(1) Share amounts have been restated to reflect the 4 for 1 stock split on June 1, 1996.

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                       FOR THE PERIOD FROM INCEPTION (MAY 26, 1995) TO DECEMBER 31, 2001

                                                                                           Deficit
                                                                                          Accumulated
                                                       Additional                         During the
                                                        Paid-in           Unearned        Development
                                                        Capital         Compensation         Stage             Total
                                                      ------------      -----------      --------------     ------------

For the Year Ended December 31, 2001
------------------------------------

Balance - December 31, 2000                           $55,073,429       $ (146,027)      $ (40,610,695)     $ 5,852,720

Compensatory element of warrants to purchase
  150,000 shares issued to consultant as
  compensation                                            141,000            -                   -              141,000
Compensatory element of warrants to
  purchase 60,000 shares issued to
  consultant as additional compensation                    41,400            -                   -               41,400
Issuance of stock for consulting fees
  ($2.15 per share)                                        11,999            -                   -               12,000
Issuance of stock for consulting fees
  ($1.66 per share)                                         4,974            -                   -                4,975
Exercise of warrants ($1.10 per share)                     54,987            -                   -               55,000
Issuance of stock ($2.25 per share)                     2,839,667            -                   -            2,840,000
Modification of warrants issued                            29,000            -                   -               29,000
Issuance of stock for acquisition of Acoustic
  Core Technology ($1.00 per share)                     2,499,375            -                   -            2,500,000
Issuance of stock for consulting fees
  ($.77 per share)                                          2,319            -                   -                2,320
Issuance of stock for consulting fees
  ($.73 per share)                                         87,570            -                   -               87,600
Shares issued under repricing agreements for
  March 2000 financing                                       (570)           -                   -                -
Shares issued under repricing agreements for
  April 2000 financing                                       (338)           -                   -                -
Issuance of stock ($.33 per share)                        999,250            -                   -            1,000,000
Compensatory element of warrants to purchase
  500,000 shares issued to consultant as
  additional compensation                                  90,000          (90,000)              -                -
Issuance of stock for consulting fees
  ($.42 per share)                                          1,249            -                   -                1,250
Compensatory element of warrants to purchase
  455,000 shares issued to consultants as
  compensation                                             90,500          (38,000)              -               52,500
Issuance of stock for consulting fees
  ($.37 per share)                                          1,109            -                   -                1,110
Issuance of stock for consulting expense
  ($.345 per share)                                        19,746            -                   -               19,760
Issuance of stock for compensation
  ($.345 per share)                                        10,089            -                   -               10,096
Shares issued under repricing agreements for
  April 2000 financing                                       (625)           -                   -                -
Reversal of December 2000 accrual under
  repricing agreements                                      2,125            -                   -                -
Amortization of unearned compensation                       -              142,116               -              142,116
Net loss                                                    -                -              (8,760,235)      (8,760,235)
                                                      ------------      -----------      --------------     ------------
Balance - December 31, 2001                           $61,998,255       $ (131,911)      $ (49,370,930)     $ 4,032,612
                                                      ============      ===========      ==============     ============

The accompanying notes are an integral part of these consolidated financial statements.

                                        EUROTECH, LTD. AND SUBSIDIARIES
                                         (A Development Stage Company)

                                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                               For the Period
                                                                 For the Years Ended December 31,              from Inception
                                                        -----------------------------------------------       (May 26, 1995) to
                                                            2001             2000              1999           December 31, 2001
                                                        ------------     ------------      ------------         -------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                              $(8,760,235)     $(9,872,789)      $(6,492,312)         $(49,370,930)
  Adjustments to reconcile net loss to
    net cash used in operating
    activities:
      Depreciation and amortization                       1,899,346        1,631,237           144,459             3,688,939
      Amortization of deferred and
        unearned financing costs                              -                -               297,314            13,276,619
      Stock issued for license                                -                -                 -                    37,500
      Compensatory element of stock
        issuances                                           535,031          925,717         1,312,679             5,244,654
      Modification of warrants issued                         -                -               123,500               123,500
      Issuance of stock in settlement
        of litigation                                         -                -               456,278               456,278

   Changes in assets (increase) decrease:
       Advances to related parties                            -                -                 5,918                 -
       Prepaid expenses and other current
         assets                                            (191,565)         (62,075)            -                  (253,840)
       Other assets                                           3,588         (217,876)           (2,200)             (224,039)
   Changes in liabilities increase (decrease):
        Accounts payable and accrued
          liabilities                                      (342,149)         118,590         1,578,155             2,723,598
        Deferred revenue                                   (225,000)           -                 -                     -
                                                        ------------     ------------      ------------         -------------
   NET CASH USED IN OPERATING ACTIVITIES                 (7,080,984)      (7,477,196)       (2,576,209)          (24,297,721)
                                                        ------------     ------------      ------------         -------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                      (67,776)        (176,610)           (1,220)             (286,578)
  Patent costs                                                -                -                 -                   (31,358)
                                                        ------------     ------------      ------------         -------------
   NET CASH USED IN INVESTING ACTIVITIES                    (67,776)        (176,610)           (1,220)             (317,936)
                                                        ------------     ------------      ------------         -------------
CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from exercise of stock options                      -               16,500             -                    16,650
 Net proceeds from issuance of common
   stock                                                  5,090,000       15,499,970         5,345,500            26,776,970
 Proceeds from notes payable                                  -                -               450,000               450,000
 Proceeds from exercise of warrants                          55,000          437,500           327,000               819,500
 Offering costs                                               -                -                 -                    (2,898)
 Repayment by stockholders                                    -                -                 -                     3,000
 Repayment of notes payable                                   -             (400,000)            -                  (400,000)
 Proceeds from bridge notes                                   -                -                 -                 2,000,000
 Repayment of bridge notes                                    -                -                 -                (2,000,000)
 Proceeds from Convertible Debentures                         -                -                 -                 7,000,000
 Repayment of Convertible Debentures                       (500,000)           -                 -                  (500,000)
 Borrowings from stockholders                                 -                -                 -                   561,140
 Repayment to stockholders                                    -                -                 -                  (561,140)
 Deferred financing costs                                     -                -                 -                  (604,150)
 Purchase of treasury stock                                   -           (8,478,069)            -                (8,478,069)
                                                        ------------     ------------      ------------         -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                 4,645,000        7,075,901         6,122,500            25,081,003
                                                        ------------     ------------      ------------         -------------
(DECREASE) INCREASE IN CASH                              (2,503,760)        (577,905)        3,545,071               465,346

CASH - BEGINNING                                          2,969,106        3,547,011             1,940                 -
                                                        ------------     ------------      ------------         -------------
CASH - ENDING                                           $   465,346      $ 2,969,106       $ 3,547,011          $    465,346
                                                        ============     ============      ============         =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                            $    43,889      $   508,244       $       526          $    824,691
                                                        ============     ============      ============         =============
    Income taxes                                        $     -          $     -           $     -              $      -
                                                        ============     ============      ============         =============

The accompanying notes are an integral part of these consolidated financial statements.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BUSINESS

Eurotech, Ltd. and Subsidiaries (the "Company") was incorporated under the laws of the District of Columbia on May 26, 1995. The Company is a development-stage technology transfer, holding, marketing and management company, formed to commercialize new or existing but previously unrecognized technologies, with a particular current emphasis on technologies developed by prominent research institutes and individual researchers in the former Soviet Union and in Israel, and to license those technologies for business and other commercial applications principally in the United States, Western and Central Europe, Ukraine, and Russia. Since the Company's formation, it has acquired development and marketing rights to a number of technologies by purchase, assignments, and licensing arrangements. The Company intends to operate its business by licensing its technologies to end-users, by selling products incorporating these technologies, and through development and operating joint ventures and strategic alliances. To date, the Company has not generated any substantial revenues from operations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation Policy
--------------------

The accompanying consolidated financial statements include the accounts of the Company and a majority-owned subsidiary, Crypto.com, Inc. ("Crypto"). All significant intercompany balances and transactions have been eliminated.

Equity Method of Accounting for Unconsolidated Foreign Affiliates
-----------------------------------------------------------------

Investment in companies in which the Company has a 20% to 50% interest and has the ability to exercise significant influence over operating and financial policies are accounted for on the equity method. In addition, investments in Israeli-based technology companies, in which the Company has a 52% to 57% interest in, have been accounted for under the equity method because the Company does not have sufficient control in order to consolidate such entities. However, as of December 31, 2001, such investees do not have any revenue nor any significant assets and liabilities.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Equity Method of Accounting for Unconsolidated Foreign Affiliates (Continued)
-----------------------------------------------------------------

At December 31, 2001, investments in companies accounted for under the equity method consist of the following foreign companies, which are located in Israel:

                     Chemonol, Ltd. ("Chemonol")              57%
                     Rademate, Ltd. ("Rademate")              52%
                     Comsyntech, Ltd. ("Comsyntech")          52%
                     Remptech, Ltd. ("Remptech")              50%
                     Sorbtech, Ltd. ("Sorbtech")              52%
                     Amsil, Ltd. ("Amsil")                    52%
                     Corpem, Ltd. ("Corpem")                  20%

Cash and Cash Equivalents
-------------------------

The Company considers all short-term highly liquid investments with a maturity date of three months or less when purchased to be cash equivalents.

Machinery and Equipment
-----------------------

Machinery and equipment procured in the normal course of business is stated at cost. Machinery and equipment purchased in connection with an acquisition is stated at its estimated fair value, generally based on an appraisal. Machinery and equipment is being depreciated for financial accounting purposes, using the straight-line method over their estimated useful lives, which are generally five years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation of these assets are removed from the accounts and the resulting gains or losses are reflected in the results of operations. Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized.

Patent Costs
------------

Patent costs are being amortized on a straight-line basis over 17 years, which represent both the statutory and economic lives of the patents.

Long-Lived Assets
-----------------

The Company periodically assesses the recoverability of long-lived assets, including property and equipment, intangibles and technology rights, when there are indications of potential impairment, based on estimates of undiscounted future cash flows. The amount of impairment is calculated by comparing anticipated discounted future cash flows with the carrying value of the related asset. In performing this analysis, management considers such factors as current results, trends, and future prospects, in addition to other economic factors.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes
------------

The Company recognizes deferred income taxes for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are necessary to reduce deferred tax assets to the amount that is "more likely than not" to be realized. Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes for operating losses that are available to offset future taxable income.

Revenue Recognition
-------------------

The Company expects that it will derive substantially all of its revenue from the sale, licensing and sub-licensing of technology. Revenue from the sale of technology will be recognized in the year of sale. Revenue from licensing and sub-licensing will be recognized in the periods when the fees have been earned.

Research and Development
------------------------

Research and development expenditures are charged to expense as incurred, unless they are reimbursed under specific contracts. The Company capitalizes costs related to acquired technologies that have achieved technological feasibility and have alternative uses. Acquired technologies, which are in-process at the date of acquisition or have no alternative uses are expensed as research and development costs. Losses incurred on the equity basis in the Company's interest in seven Israeli research and development companies are included in research and development expense. The Company's share of losses from its Israeli investees approximates the funding payments under various agreements discussed in Note 3e. The Company recognizes its share of losses from Israeli investees during the quarter that the funding payments are made. In addition, expenditures in connection with technology licensing agreements concluded during the years ended December 31, 2001, 2000 and 1999, aggregate $-0-, $250,000 and $-0-, respectively, and were charged to research and development (see Note 3).

Advertising
-----------

Advertising costs are charged to operations when incurred. Advertising expense was $2,405, $8,732, $-0- and $11,137, respectively, for the years ended December 31, 2001, 2000, 1999 and for the period from inception (May 26, 1995) to December 31, 2001, respectively.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation
------------------------

The Company follows Statement of Financial Accounting Standards No. 123 (SFAS
123), "Accounting for Stock-Based Compensation." SFAS 123 establishes accounting and reporting standards for stock-based employee compensation plans. This statement allows companies to choose between the fair value based method of accounting as defined in this statement and the intrinsic value based method of accounting as prescribed by Accounting Principles Board Opinion No. 25 (APB 25), "Accounting for Stock Issued to Employees."

The Company has elected to continue to follow the accounting guidance provided by APB 25, as permitted for stock-based compensation relative to the Company's employees. Stock and options granted to other parties in connection with providing goods and services to the Company is accounted for under the fair value method as prescribed by SFAS 123.

Deferred and Unearned Financing Costs
-------------------------------------

Financing costs in connection with a one-year bridge loan completed in December of 1996 were amortized over the life of the promissory note.

Financing costs in connection with the November 1997, February 1998 and July 1998 Convertible Debenture offerings were amortized over the period the debentures become convertible, generally 180 days.

Loss Per Share
--------------

Basic loss per common share is computed based on weighted average shares outstanding and excludes any potential dilution. Diluted loss per share reflects the potential dilution from the exercise or conversion of all dilutive securities into common stock based on the average market price of common shares outstanding during the period. No effect has been given to outstanding options, warrants or convertible debentures in the diluted computation, as their effect would be antidilutive.

Fair Value of Financial Instruments
-----------------------------------

The financial statements include various estimated fair value information.

Other Current Assets, and Other Current Liabilities: The carrying amount approximates fair value because of the short-term maturity of those instruments.

Convertible Debentures and Notes Payable: The carrying amounts of convertible debentures and notes payable approximate fair value due to the length of the maturities, the interest rates being tied to market indices and/or due to the interest rates not being significantly different from the current market rates available to the Company.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications
-----------------

Certain prior year balances have been reclassified to conform with the current year presentation.

Segment Reporting
-----------------

During 1998, the Company adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 requires a new basis of determining reportable business segments, i.e., the management approach. This approach requires that business segment information used by management to assess performance and manage company resources be the source for information disclosure. On this basis, the Company is organized and operates as one business segment to acquire and manage the commercialization of advanced technologies from research institutes and individual inventors worldwide and to select the optimum approach to commercialization from acquiring technologies through licensing, joint venture, spinning-out or sale.

Impact of Recently Issued Accounting Standards
----------------------------------------------

In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations," which supercedes Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations." SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The provisions of SFAS 141 have been adopted as of July 1, 2001. Management believes that the implementation of this standard will have no impact on the Company's results of operations and financial position.

In July 2001, the FASB also issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. Certain provisions shall also be applied to acquisitions initiated subsequent to June 30, 2001. SFAS 142 supercedes APB Opinion No. 17, "Intangible Assets," and requires, among other things, the discontinuance of amortization related to goodwill and indefinite lived intangible assets. These assets will then be subject to an impairment test at least annually. Management believes that the implementation of this standard will have no impact on the Company's results of operations and financial position.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impact of Recently Issued Accounting Standards (Continued)
----------------------------------------------

In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets," which supercedes Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" and certain provisions of APB Opinion No. 30, "Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." SFAS 144 requires that long-lived assets to be disposed of by sale, including discontinued operations, be measured at the lower of carrying amount or fair value, less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS 144 also broadens the reporting requirements of discontinued operations to include all components of an entity that have operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity. The provisions of SFAS 144 are effective for fiscal years beginning after December 15, 2001. Management believes that the implementation of this standard will have no impact on the Company's results of operations and financial position.

NOTE 3 - TECHNOLOGY, RESEARCH, COLLABORATION, INVESTMENTS, TRANSFER AND LICENSING AGREEMENTS

a)  EKOR Technology
    ---------------

The Company funds the commercialization of certain technologies developed in the former Soviet Union by scientists and researchers at the I.V. Kurchatov Institute ("Kurchatov"), other institutes associated therewith, and the Euro-Asian Physical Society ("EAPS"), collectively the "Scientists."

Pursuant to an agreement dated August 26, 1996, with Advanced Technology Industries, Inc. ("ATI"), a Delaware corporation, which at such time was beneficially owned by ERBC Holdings, Ltd. ("ERBC") and individual Russian scientists, researchers and academics, who were affiliated with Kurchatov and EAPS, the Company agreed to pay ATI 50% of the net profits (after deducting development costs and related expenses) derived from the sale, license or commercialization of a silicon geopolymer compound technology known as EKOR. The managing director and one former business representative of ERBC were then shareholders of the Company.

In September 1996, the Company entered into a licensing agreement with ERBC, whereby ERBC sublicensed to the Company its license to use and exploit the EKOR technology in the United States, Ukraine, Canada, China, Japan, Republic of Korea and all European countries who are members of the European Patent Agreement. The term of the license expires on August 1, 2014. Under this agreement, the Company is obligated to pay royalties equal to 3%, increasing in May of 2005 to 3.1% of its revenue from such technology. In addition, the Company agreed to continue to fund EAPS $10,000 per month until May 15, 2005.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - TECHNOLOGY, RESEARCH, COLLABORATION, INVESTMENTS, TRANSFER AND LICENSING AGREEMENTS (Continued)

a)  EKOR Technology (Continued)
    ---------------

Disbursements made by the Company related to the above described collaboration arrangement, including expenses related to the EKOR technology, are charged to research and development expenses and amounted to approximately $400,000, $979,000 and $364,000, respectively, during the years ended December 31, 2001, 2000 and 1999.

In an agreement, dated as of November 30, 1999, the Company purchased all of the rights in EKOR held by ATI for the following considerations:

o Released to ATI all of the Company's royalty rights in the Re-sealable Container Systems and TetraPak Container technologies.

o Surrendered to ATI the shares of ATI common stock the Company had acquired from CIS Development Corp. ("CIS") valued at $4,841,438 (Note
         10).

o Issued to ATI 2,000,000 shares of Eurotech's common stock valued at $2,137,500.

o Agreed to pay to ATI a royalty of 2% of gross sales, as defined, received by Eurotech from all products and services of EKOR by Eurotech, and

o        Assumed ATI's obligations to Spinneret Financial Systems, Inc.
         Spinneret had previously loaned to ATI $750,000 pursuant to convertible notes on which ATI was in default and on which interest and penalties had accrued. Spinneret expressly consented to the assumption of this liability. Subsequently, and before December 31, 1999, Spinneret converted this liability into 1,000,000 shares of the Company's common stock valued at $1,068,750.

The total consideration provided to ATI for the acquired technology interest in EKOR totaled $8,047,688 and is being amortized over a 5-year period commencing November 30, 1999. Amortization expense related to this intangible asset was $1,609,537, $1,609,538 and $134,128 for the years ended December 31, 2001, 2000 and 1999, respectively.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - TECHNOLOGY, RESEARCH, COLLABORATION, INVESTMENTS, TRANSFER AND LICENSING AGREEMENTS (Continued)

b)  Acoustic Core
    -------------

In an Agreement dated as of July 2001, and amended in October 2001, the Company acquired the rights to certain technologies for certain markets that are in-situ remote sensing of toxic, nuclear waste material and explosives. To evaluate these technologies, the Company relied on an evaluation performed and completed by a certified independent third party appraisal firm. In connection with this transaction, the Company issued 2,500,000 fully paid and non-accessible shares of its restricted common stock, valued at $2,500,000, and is being amortized over a five-year period (life of long-term government contracts) commencing July 2001. Amortization expense related to this intangible asset was $232,527 for the year ended December 31, 2001.

c)  Investments in Israeli Technology Companies
    -------------------------------------------

During 1997 and 1998, the Company acquired a 20% interest in six separate Israeli technology, research and development companies. The Company made additional investments in these entities during 2001, 2000 and 1999 and, accordingly, increased its ownership interest in such investees. During 2001, the Company acquired a 20% interest in one additional Israeli investee. The Company's share of losses incurred from these research companies has been accounted for on the equity basis and is included in research and development expenses. The amount charged to research and development for the years ended December 31, 2001, 2000 and 1999 approximated $344,393, $1,781,006 and $944,356, respectively, which reduced the Company's investment in these seven companies to zero. The payments remitted to such investees were used to fund the investees' operating expenses for the corresponding period of each payment. The Company has the right to suspend the payments under the agreements at any time.

All seven of these investees' technologies are in the development stage and have not generated any significant revenues to-date. During 2001 and 2002, the Company has temporarily curtailed five of the seven investees' operations.

Six of the seven investees have each received research grants of $300,000 under an Israeli-backed incubator program. Each investee is to pay a royalty based on revenue generated from each technology up to a maximum of $300,000.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - TECHNOLOGY, RESEARCH, COLLABORATION, INVESTMENTS, TRANSFER AND LICENSING AGREEMENTS (Continued)

c)  Investments in Israeli Technology Companies (Continued)
    -------------------------------------------

A summary of the investments in the seven Israeli technology research and development companies are as follows:

                                                                             Ownership
                           Year of            Description of                Interest at     Investments Made
                           Initial          Development-Stage               December 31,      During Last
                            Date                Company                         2001          Three Years
                           -------          -----------------               ------------    ----------------

Chemonol, Ltd.              1997      Hybrid non-isocyanate polyurethane         57%        2001 - $ 95,000
                                                                                            2000 - $265,000
                                                                                            1999 - $305,000

Rademate, Ltd.  *           1998      Rapid biodegradable composite              52%        2001 - $  -0-
                                        materials                                           2000 - $370,000
                                                                                            1999 - $ 60,000

Comsyntech, Ltd.*           1997      Continuous combustion synthesis            52%        2001 - $  -0-
                                        and continuous action reactor                       2000 - $200,000
                                                                                            1999 - $ 45,500

Remptech, Ltd.  *           1997      Cobalt and nickel powders                  50%        2001 - $  -0-
                                                                                            2000 - $ 80,000
                                                                                            1999 - $165,500

Amsil, Ltd.     *           1998      Highly stable organomineral                52%        2001 - $  -0-
                                        polymers based on quarternary                       2000 - $230,000
                                        ammonium silicates                                  1999 - $ 62,500

Sorbtech, Ltd.  *           1998      High capacity absorbent                    52%        2001 - $  -0-
                                                                                            2000 - $260,000
                                                                                            1999 - $ 62,500

Corpem, Ltd.                2001      Sulfochlorinated polyethylene              20%        2001 - $ 30,000

                                        coatings                                            2000 -    -0-
                                                                                            1999 -    -0-

For all seven investees               Common charges funded by Company                      2001 - $219,393
                                                                                            2000 - $376,006
                                                                                            1999 - $243,356

* Due to limited working capital, management decided to temporarily curtail the funding of the operations and further development of the technologies for five of the Israeli-based technology companies, Comsyntech, Ltd., Remptech, Ltd. and Sorbtech, Ltd. during year ended December 2001 and Rademate, Ltd. and Amsil, Ltd. during the first quarter of 2002.

   The Company may or may not choose to resume the funding of these five companies in the future.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - TECHNOLOGY RESEARCH, COLLABORATION, INVESTMENTS, TRANSFER AND LICENSING AGREEMENTS (Continued)

d) Pursuant to three Technology Purchase Agreements each dated January 1, 1998 and a fourth agreement dated April of 1998, the Company has acquired from Oleg
L. Figovsky, Ph.D., a consultant to the Company, all right, title and interest in and to the following four unpatented technologies developed by him, inclusive of future improvements thereto: (i) a group of related technologies, collectively known as "Interpenetrated Network Polymers" ("INPs"), (ii) "Liquid Ebonite Material" ("LEM"), (iii) "Rubber Concrete" ("RubCon") and (iv) Electronic Glues for operations in extreme environments for purchase prices of $75,000, $15,000, $35,000 and $62,500, respectively (each, a "Purchase Price").
Pursuant to each such Technology Purchase Agreement, the Company, during a 15-year period, is obligated to pay to Dr. Figovsky royalties equal to 49% of the Company's net revenues from the sale or licensing of any products incorporating the applicable technology, subject to the Company's right to deduct from the first royalties payable under each agreement an aggregate sum equal to the Purchase Price paid thereunder. The Company has accounted for this technology license as acquired research and development and, in accordance with FASB Interpretation No. 4, has charged the purchase price of $187,500 to research and development expenses during the year ended December 31, 1998.

During February 2000, the Company acquired all of such royalty interest in the net profits derived by the Company from such technologies, along with rights to certain other technologies, for a cash payment to Professor Figovsky of $235,000, a payment of $15,000 to an Israeli research institute and a 1% royalty from gross revenue generated by these technologies for a period of 15 years. Since the acquired technologies are in the development stage, the Company charged the purchase consideration of $250,000 to research and development costs during the quarter ended March 31, 2000 (see Note 2).

e) During June 1998, the Company purchased for $40,000 the rights to certain anticorrosive additive technology from Israeli scientists. The Company has charged the $40,000 expenditure to research and development expenses for the year ended December 31, 1998.

f) During February 2000, the Company entered into an employment/development agreement with an individual to develop a cryptology technology. The Company formed Crypto.com, Inc. for the purpose of funding the development and commercialization of such technology. The Company agreed to pay this individual a salary of $6,000 per month, plus benefits, for a period of one year, which has been extended to January 31, 2002. The Company is a 66% controlling shareholder of Crypto.com, Inc.

At December 31, 2001, the Company, through its subsidiary, Crypto.com, Inc., entered into an agreement to market, license and commercialize its cryptology technology. Crypto granted a non-exclusive license and right to market its cryptology technology for a period of five years. Upon receipt of this cryptology technology, the licensee has 90 days to either use the technology itself or enter into a contract and licensing agreement with third parties for the use of the technology. If the licensee elects to utilize the technology solely for its own purpose, the licensee shall pay to Crypto $100,000 per month for 10 months. In the event that the licensee successfully markets and licenses the Crypto cryptology technology to a third party, the licensee will pay Crypto $1,000,000 within 30 days of this agreement. If the licensee enters into a license or market agreement, in which it receives royalty payments, Crypto shall receive 50% of the royalty.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - TECHNOLOGY RESEARCH, COLLABORATION, INVESTMENTS, TRANSFER AND LICENSING AGREEMENTS (Continued)

g)  Re-sealable Containers
    ----------------------

Pursuant to a sublicense (the "Re-sealable Container Sublicense") entered into in December 1997, the Company acquired from ERBC an exclusive, worldwide license to commercialize, use, exploit and market two mechanical systems (the "Re-sealable Container Systems") for resealing soft-drink (and other similarly configured) beverage cans, and cardboard "TetraPak" beverage containers. "TetraPak" containers are four-sided, pyramidical beverage containers used in Europe, made of packaging material similar to milk "cartons" familiar to the U.S. market.

Under the Re-sealable Container Sublicense, the Company paid ERBC $495,000 in consideration of the sub-license granted thereunder, and was obligated to pay to the inventor 50% of the Company's net revenues from the sale or licensing of such products and devices.

The Company accounted for this transaction as acquired research and development and, in accordance with FASB Interpretation No. 4, charged the license fee of $495,000 to research and development expenses for the year ended December 31, 1997.

During 1999, the Company sold its sub-licensing rights to the re-sealable container technology to ATI for $500,000 and a royalty equal to 6% of the gross revenue from this technology. This royalty was eliminated in the November 1999 Technology Purchase (see Note 3a). The Company received a deposit on such sale of $150,000 during 1999 and such amount was included in revenue for the year ended December 31, 1999. During the year ended December 31, 2000, the Company received the balance of $350,000, which was recognized as revenue during the year ended December 31, 2000.

h) On January 28, 1997, the Company entered into a technology transfer consulting arrangement with American Autopark, Ltd. ("Arbat") to license its technology, designs, renderings, blueprints and plans for the construction and operation of vertical parking structures. The Company is to receive a fee equal to $1,250 per parking space in each garage erected by Arbat or any of its affiliates based upon the technology transferred to Arbat by the Company. Certain shareholders of the Company are shareholders of Arbat.

In August 1997, the Company received a $225,000 technology transfer fee under this agreement related to a construction of a parking structure in Moscow, Russia. The Company has deferred the recognition of this revenue until such time when all initial technology has been transferred to Arbat and the Company has no remaining obligation once construction commences.

During the year ended December 31, 2001, the Company recognized the above revenue of $225,000 as other income due to the fact that the Company has fulfilled all of its obligations under the agreement. In addition, the Company believes that it will not receive any other fees from Arbat under the above agreement.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - MACHINERY AND EQUIPMENT

Machinery and equipment consisted of the following:

                                                            December 31,
                                                  ------------------------------
                                                      2001              2000
                                                  -----------        -----------

               Cost                               $  286,579         $  218,803
               Less:  Accumulated depreciation        92,918             37,390
                                                  -----------        -----------
                                                  $  193,661         $  181,413
                                                  ===========        ===========

Depreciation expense for the years ended December 31, 2001, 2000 and 1999 amounted to $55,528, $19,947 and $8,316, respectively.

NOTE 5 - PATENT COSTS

Patent costs consisted of the following:

                                                           December 31,
                                                  ------------------------------
                                                     2001                2000
                                                  -----------        -----------

               Cost of patents                    $   31,358         $   31,358
               Less:  Accumulated amortization        10,291              8,538
                                                  -----------        -----------

                                                  $   21,067         $   22,820
                                                  ===========        ===========

Patent costs capitalized represent legal and other costs related to filing of patent applications in various countries.

Amortization expense for the years ended December 31, 2001, 2000 and 1999 amounted to $1,753, $1,753 and $2,014, respectively.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - NOTES PAYABLE - RELATED PARTIES

On December 23, 2001, the Company converted accrued salaries and accrued consulting fees into five promissory notes with three employees and two consultants, totalling $212,187. The Company agreed to pay the principal and the interest at a rate per annum equal to 3.23% on February 1, 2003. On December 28, 2001, the Company issued 29,291 shares of its common stock valued at $.345 per share to one of the consultants for the payment of one note, which reduced the principal balance of the notes to $202,091.

NOTE 7 - 8% CONVERTIBLE DEBENTURES

November 27, 1997 8% Convertible Debentures
-------------------------------------------

On November 27, 1997, the Company sold through a private placement $3,000,000 principal amount of 8% convertible debenture notes, due November 27, 2000. As additional consideration, the Company issued separate warrants to the purchasers to acquire 60,000 shares of the Company's common stock at 110% of the market price, determined over the last five trading days prior to November 27, 1997, or $4.73 per share. The warrants are exercisable over two years and expired in 1999.

The debenture agreement permits the holders of the debentures to convert the debt into shares of common stock at beneficial conversion rates based on the timing of the conversions. All of the debt under this debenture was converted to common stock during 1998, 1999, 2000 and 2001 (see Note 7 "Payments on Debentures").

The Company assigned a value of $1,337,143 to the beneficial conversion feature of the debentures and $134,400 to the warrants to purchase 60,000 shares issued to the purchasers of the Convertible Debentures. These amounts are accounted for separately from the Convertible Debentures as an addition to paid-in capital and as a reduction of stockholders" equity for the unearned portion. The unearned portion was being amortized on the interest method over the 180-day period commencing November 27, 1997 and is charged to financing costs. For the years ended December 31, 2001, 2000 and 1999, amortization of such unearned financing costs amounted to $-0-, $-0- and $50,000, respectively.

Costs in connection with the $3,000,000 Convertible Debenture offering allocated to the Convertible Debentures, amounted to $472,080. Such costs were comprised of: (i) legal and professional fees amounting to $22,000, (ii) a placement fee to an unrelated party amounting to $300,000 and (iii) the placement agent received non-cash consideration valued at $150,080 consisting of warrants to purchase 67,500 shares of the Company's common stock at $4.73 per share, or 110% of Company's average closing price, determined over the last five trading days prior to November 27, 1997. The Company amortized such costs over 180 days as a financing expense commencing November 27, 1997. For the years ended December 31, 2001, 2000 and 1999, there was no amortization related to such costs.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - 8% CONVERTIBLE DEBENTURES (Continued)

February 23, 1998 8% Convertible Debenture Offering
---------------------------------------------------

On February 23, 1998, the Company sold in a private placement a principal amount of $3,000,000, 8% Convertible Debentures, due February 23, 2001. As additional consideration, the Company issued separate warrants to purchase 60,000 shares of the Company's common stock at $2.30 per share. The warrants are exercisable over two years.

The debenture agreements permit the holders of the debentures to convert the debt into shares of common stock at beneficial conversion rates based on the timing of the conversion. All of the debt under this debenture was converted to common stock in January of 2002 (see Note 14).

The Company assigned a value of $1,000,000 to the debentures" beneficial conversion feature and $100,000 to the warrants to purchase 60,000 shares, and such amount was amortized over 180 days commencing February 23, 1998. For the year ended December 31, 1998, amortization related to such costs amounted to $1,100,000.

Proceeds from the sale of a principal amount of 3,000,000, 8% Convertible Debentures amounted to $2,765,000 net of costs which were comprised of: (i) legal and professional fees amounting to $10,000, (ii) a placement fee to an unrelated party amounting to $225,000. The legal and placement fees of $235,000 have been recorded as deferred financing costs and were amortized over 180 days commencing February 23, 1998. For the year ended December 31, 1998, amortization related to such costs amounted to $235,000.

July 20, 1998 8% Convertible Debenture Offering
-----------------------------------------------

On July 20, 1998, the Company sold through a private placement a principal amount of $1,000,000, 8% Convertible Debentures due July 20, 2001. As additional consideration, the Company issued separate warrants to purchase 125,000 shares of the Company's common stock at $1.06 per share. The warrants are exercisable over two years.

The debenture agreements permit the holders of the debentures to convert the debt into shares of common stock at beneficial conversion rates based on the timing of the conversion. All of the debt under this debenture was converted in 1999 and 2000 (see Note 7 "Payments on Debentures").

The Company has assigned a value of $430,000 to the debentures beneficial conversion feature and $45,000 to the 125,000 warrants, and such amount was amortized over 180 days commencing July 20, 1998. For the years ended December 31, 2001, 2000 and 1999, amortization related to such costs amounted to $-0-, $-0- and $47,500, respectively.

Proceeds from the sale of the principal amount of $1,000,000, 8% Convertible Debenture notes, amounted to $975,000, net of legal and professional fees amounting to $25,000. The legal and professional fees of $25,000 have been recorded as deferred financing costs and were amortized over 180 days commencing July 20, 1998. For the years ended December 31, 2001, 2000 and 1999, amortization of such costs amounted to $-0-, $-0- and $2,500, respectively.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - 8% CONVERTIBLE DEBENTURES (Continued)

Payments on Debentures
----------------------

During the year ended December 31, 1998, a debenture holder converted $30,000 of principal and $2,169 of accrued interest into 100,002 shares of common stock.

During the year ended December 31, 1999, a debenture holder converted $410,000 of principal and $161,788 of accrued interest into 1,204,665 shares of common stock.

During the year ended December 31, 2000, accrued interest through December 31, 1999 on the November 1997 and the February 1998 Convertible Debentures totaling $902,276 was satisfied for cash payment of $451,138 and the issuance of 289,655 shares of common stock valued at $451,138.

During the year ended December 31, 2000, the obligation under the Convertible Debenture dated July 1998 of $900,000, plus accrued interest of $123,600, was satisfied by the issuance of 965,661 shares of common stock.

During the year ended December 31, 2000, the obligation under the Convertible Debenture dated November 1997 of $2,160,000, plus accrued interest of $117,120, was satisfied by the issuance of 827,412 shares of common stock.

In January 2000, the Company settled penalties outstanding under the November 1997 and February 1998 Convertible Debentures that resulted from a failure to obtain an effective registration statement during July 1998 and part of 1999. The penalty was settled in full by Eurotech issuing to the holders of the debentures 300,000 shares of the Company's common stock and warrants to purchase 250,000 shares of common stock at an exercise price of $3. The consideration issued to the debenture holders was valued at $1,120,000, which was equal to the penalty assessed.

On February 20, 2001, the Company entered into an agreement with the holders of the Convertible Debentures dated February 23, 1998 to extend the original due date of February 23, 2001 by one year to February 23, 2002. In February 2002, indebtedness under this debenture was satisfied by conversion into common shares (see Note 14).

During the year ended December 31, 2001, the Company paid principal of $500,000 and accrued interest of $43,276 on the November 1997 Convertible Debentures.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - 8% CONVERTIBLE DEBENTURES (Continued)

Payments on Debentures (Continued)
----------------------

Convertible debentures consist of the following:

                                                            At December 31,
                                                        -----------------------
                                                           2001         2000
                                                        -----------  -----------

        November 27, 1997 8% Convertible Debentures
          (Due November 27, 2000)                       $    -       $  500,000

        February 23, 1998 8% Convertible Debentures
          (Due February 23, 2002) (Converted in
          February 2002)                                 3,000,000    3,000,000
                                                        -----------  -----------
               Total                                     3,000,000    3,500,000

        Less: Current maturities                         3,000,000      500,000
                                                        -----------  -----------
                Long-term Portion                       $    -       $3,000,000
                                                        ===========  ===========

Secured Promissory Note
-----------------------

On January 6, 1999, the Company's Chairman and the majority convertible debt holder provided $450,000 of short-term financing to the Company evidenced by two secured promissory notes. Each secured promissory note bears interest at 13% per annum and is due January 6, 2000. The promissory notes are collateralized by the Company's intangible assets.

As additional consideration for the financing, the Company issued to the secured promissory note holders warrants to purchase 84,750 shares of the Company's common stock at the average market value for five trading days immediately preceding the issuance date at $0.36. The warrants expire five years from January 6, 1999.

The Company assigned a value to the debt's beneficial conversion feature and warrants amounting to $175,425, and such amount was amortized over 180 days commencing January 6, 1999.

These notes were satisfied in full during the year ended December 31, 2000 as follows:

- The obligation under a note dated January 1999 of $400,000, plus accrued interest, totalling $52,142, was paid in full.

- The obligation under a convertible promissory note dated January 1999 of $50,000, plus accrued interest, payable to a former Chairman of the Board of the Company, was satisfied by the issuance of 200,000 shares of common stock. In connection with this transaction, warrants to purchase 9,750 shares of common stock were cancelled.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - ACCRUED LIABILITIES

Accrued liabilities consist of the following:

                                                            At December 31,
                                                       -------------------------
                                                          2001           2000
                                                       -----------   -----------

         Interest                                      $  547,953    $  300,146

         Professional fees                                 53,475       128,738

         Consulting fees                                  138,420       351,895

         Other                                            145,359       658,764
                                                       -----------   -----------
                                                       $  885,207    $1,439,543
                                                       ===========   ===========

NOTE 9 - INCOME TAXES

The components of deferred tax assets and liabilities at December 31, 2001 and 2000 are as follows:

                                                         2001           2000
                                                      ------------  ------------

         Deferred Tax Assets:
           Net operating losses carryforwards         $14,500,000   $11,900,000
           Technology rights                              811,000       395,000
           Capitalized research and
             development expenses                       1,100,000     1,060,000
           Compensatory element of stock
             issuances                                    181,900       314,700
                                                      ------------  ------------
              Total Gross Deferred Tax Assets          16,592,900    13,669,700

           Less:  Valuation allowance                 (16,592,900)  (13,669,700)
                                                      ------------  ------------
                  Net Deferred Tax Assets             $     -       $     -
                                                      ============  ============

The net change in the valuation allowance for deferred tax assets was an increase of approximately $2,923,200.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - INCOME TAXES (Continued)

As of December 31, 2001, the Company had available approximately $42,769,000 of net operating losses ("NOL") for income tax purposes that may be carried forward to offset future taxable income, if any. The NOL carryforwards for December 31, 1997 and prior expire during the year 2011 through 2012, and the December 31, 1998, 1999 and 2000 NOLs expire in the years 2018, 2019 and 2020, respectively. Pursuant to Section 382 of the Internal Revenue Code, substantial restrictions are imposed on the utilization of net operating loss carryforwards in the event of an ownership change.

                                   Year                 Net Operating Losses
                                   ----                 ----------------------

                                   2011                          $  2,372,000
                                   2012                            12,321,000
                                   2018                             7,989,000
                                   2019                             4,742,000
                                   2020                             7,634,000
                                   2021                             7,711,000
                                                                 -------------
                                                                 $ 42,769,000
                                                                 =============

A reconciliation between the statutory federal income tax rate (34%) and the Company's effective rate is as follows:

                                                   2001       2000       1999
                                                  ------     ------     ------

            Federal statutory rate                (34.0)%    (34.0)%    (34.0)%
            Non-deductible expenses and losses      1.0        1.0        1.0
            Increase in valuation allowance        33.0       33.0       33.0
                                                  -------    -------    -------
              Effective rate                       -0-  %     -0-  %     -0-  %
                                                  =======    =======    =======

NOTE 10 - STOCKHOLDERS' EQUITY

Amendment of Authorized Shares
------------------------------

On June 20, 2000, the Company adopted an amendment to its Articles of Incorporation providing an increase to the authorized number of shares of common stock to 100,000,000 and an increase to the authorized number of shares of preferred stock to 5,000,000. On February 1, 2002, the Company adopted an Amendment to its Articles of Incorporation designating 25,000 shares of its authorized preferred stock as Series A 3% Convertible Preferred Stock (Note 14).

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Sale of Common Stock - December 31, 1999
----------------------------------------

On December 31, 1999, the Company completed the sale to Woodward LLC, an institutional investor, of 1,882,353 shares of its common stock and a warrant to purchase 200,000 shares of its common stock, resulting in net proceeds to the Company of $2,832,000. Pursuant to the terms of the sale, the Company could have been compelled to issue to the investor additional shares of common stock based on certain average closing prices of its common stock over the four-month period following December 31, 1999. No additional common shares were required to be issued under this agreement.

In addition, in December 1999 another agreement was entered into with the same investor, under which the Company, at its option, could sell additional common shares to the investor. The shares must be registered and the agreement was subject to monthly limits of $4,000,000, and various other limitations and restrictions. The purchase price of the common stock for each sale was based on 90% of the average of certain closing prices of its common stock of the preceding 20 days. Pursuant to this agreement, the Company completed three stock sales described below in March of 2000, April of 2000 and March of 2001.

Sale of Common Stock - March 2, 2000
------------------------------------

On March 2, 2000, under the agreement with Woodward LLC, the Company sold 1,200,000 shares of its common stock for total proceeds of $6,315,790. The agreement, pursuant to which these shares were sold, provides that the Company may be required to issue to Woodward LLC additional shares of common stock in the event that the average bid price in the market for outstanding Eurotech shares during September and October 2000 is below $6.58. On September 30, 2000, both parties agreed to amend its March 2000 agreement solely with respect to the number of reset periods. It was agreed that there will be four reset periods, each of one calendar month duration (20 trading days) starting September 5, 2000. Each reset period covers 25% of the shares originally sold previous to this agreement.

Sale of Common Stock - April 24, 2000
-------------------------------------

On April 24, 2000, under the agreement with Woodward LLC, the Company sold to Woodward LLC 2,000,000 of its common shares, together with a warrant to purchase 500,000 shares at $10 per share, for $10,000,000 and certain other consideration. The agreement, pursuant to which these shares were sold, provides that the Company may be required to issue to Woodward LLC additional shares of common stock under a repricing provision after March 31, 2001, if the average bid price of outstanding Eurotech shares is not then at least $9.375. The parties amended this agreement on June 29, 2000 to provide for the payment by Woodward LLC of a further $1,250,000. The Company recorded the $1,250,000 as a stock subscription receivable as of December 31, 2000. The Company received the $1,250,000 on March 13, 2001.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Sale of Common Stock - March 31, 2001
-------------------------------------

The Company entered into an additional common stock purchase agreement with Woodward LLC on March 31, 2001. Pursuant to this agreement, the Company sold to Woodward LLC 1,333,333 shares for a payment of $3,000,000, less related expenses of $160,000. The shares were subject to repricing after March 1, 2002, if the bid price of outstanding Eurotech shares for any lowest five business days during the repricing period is not equal to greater than $3.15.

Modification and Extension of Woodward LLC Agreements
-----------------------------------------------------

On May 18, 2001, the Company and Woodward LLC entered into an agreement to extend and modify their existing agreements as follows:

o The repricing terms applicable to the remaining one-half of the 1,200,000 shares issued pursuant to the March 2000 agreement, to all of the 2,000,000 shares issued pursuant to the April 2000 agreement and the 1,333,333 shares issued pursuant to the March 2001 agreement, as summarized above, will be superseded by new repricing terms that reference the target price applicable to the new arrangement, which is $3.76 per share. The 3,933,333 shares will be subject to repricing in two monthly installments of 300,000 shares each, six monthly installments of 333,333 shares each and three monthly installments of 444,444 shares each over eleven monthly repricing periods beginning as of April 1, 2001, but skipping July and August 2001, as a result of which the Company may be required to issue to Woodward LLC additional shares of common stock in the proportion to which the outstanding shares trade during the specified repricing period below the $3.76 target price.

o The exercise price of the two warrants that were previously issued to Woodward LLC for 200,000 and 500,000 shares, respectively, was reduced to $4.00 per share.

Based on the strong probability that additional shares would be issuable under the repricing provisions of the March and April 2000 stock sales, the Company recorded an accrual of 8,500,000 additional common shares in the stockholders' equity section of the December 31, 2000 consolidated balance sheet.

During October and November of 2000, the Company issued to Woodward LLC 741,085 shares and in April and May 2001, the Company issued 2,279,463 shares in full satisfaction of the repricing rights under the March 2000 stock sale.

During the year ended December 31, 2001, the Company issued to Woodward LLC 3,852,566 common shares in satisfaction of repricing rights for 1,000,000 shares out of the 2,000,000 shares sold under the April 2000 common stock offering. As of December 31, 2001, the balance of common shares sold to Woodward LLC which are subject to repricing rights consists of 1,000,000 shares sold under the April 2000 offering and 1,333,333 shares sold under the March 2001 offering.

The above described repricing agreement has been modified by a new repricing rights agreement dated February 1, 2002 (Note 14).

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Other Significant Common Stock Issuances During 1999
----------------------------------------------------

The Company issued 1,398,659 shares of common stock as consideration for consulting services performed by various employees and consultants, including related parties. Shares issued under these arrangements were valued at $1,312,679, which was all charged to operations during the year ended December 31, 1999.

During June 1999, the Company sold 1,000,000 shares of its restricted common stock for $475,000.

During September 1999, the Company sold 2,000,000 shares of its restricted common stock for $500,000.

During December 1999, the Company sold 3,035,000 shares of its restricted common stock for $1,180,000.

During December 1999, the Company sold 1,170,000 shares of its restricted common stock for $352,000.

The Company acquired from a former member of the Company's board of directors doing business as CIS Development Corp. ("CIS") 6,795,000 shares of the voting capital stock of ATI in exchange for 4,530,000 shares of its own common stock. The ATI shares were valued at $4,841,438 (Note 3).

In October of 1999, the Company settled a lawsuit with holders of certain warrants. In connection with the litigation settlement, the Company issued 181,784 shares in exchange for the cancellation of 450,000 warrants. The shares were valued at $456,278 and charged to operations during 1999.

Various warrant holders exercised their warrants and purchased 275,000 shares of common stock. Proceeds from these warrants exercised aggregated $327,000.

Other Significant Common Stock Issuances During 2000
----------------------------------------------------

The Company issued 140,674 shares of common stock as consideration for consulting services performed by various employees and consultants, including related parties. Shares issued under these arrangements were valued at $582,526, which was all charged to operations during the year ended December 31, 2000.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Other Significant Common Stock Issuances During 2001
----------------------------------------------------

On January 31, 2001, the Company issued 5,574 shares of its common stock as consideration for consulting services performed by two consultants at $2.15 per share, totalling $12,000.

On September 6, 2001, pursuant to the Registration Statement on Form S-3 with the Securities and Exchange Commission, which became effective on February 14, 2001, the Company issued 3,000,000 shares of its shelf-registered common stock to five individuals and one corporation at $.33 per share for $1,000,000.

As of December 31, 2001, the Company issued 12,000 shares of its common stock as consideration for consulting services performed by a consulting company for 3,000 shares per quarter, totalling $9,655.

In June 2001, the Company issued 120,000 shares of its restricted common stock at $.73 per share for consulting services, totalling $87,600.

Stock Repurchases
-----------------

During the year ended December 31, 2000, the Company repurchased 3,532,150 shares of its common stock for $8,478,069. Of such amount, 1,000,000 shares were repurchased from CIS for $2,000,000 during the quarter ended June 30, 2000, 1,000,000 shares were repurchased from CIS for $1,000,000 during the quarter ended September 30, 2000 and 500,000 shares were repurchased from Advanced Technology Industries ("ATI"), for $1,350,000 during the quarter ended September 30, 2000.

Warrants
--------

Pursuant to financial consulting agreements, in April of 1996, the Company agreed to issue warrants to purchase 600,000 shares of common stock. The warrants were exercisable for a period of four years commencing May 22, 1997 at an exercise price of $1.00 per share. The Company has issued warrants to purchase 130,000 shares of common stock. The remaining warrants were cancelled pursuant to a settlement agreement dated November 1999 (see Note 11). During 1999, the warrant exercise price was reduced to $0.05 per share, resulting in a charge to operations of $123,500 for 1999.

In October 1996, the Company entered into two-year consulting agreements with two individuals for certain advisory services. As full compensation for services to be rendered to the term of the agreements, the Company issued warrants to purchase 150,000 shares of common stock each exercisable for a period of five years commencing October 1, 1996 at an exercise price of $1.50 per share. During 1999, warrants to purchase 200,000 shares of common stock were exercised, resulting in net proceeds to the Company of $350,000. During the year ended December 31, 2000, the two individuals exercised warrants and purchased a total of 100,000 shares of the Company's common stock, for net proceeds to the Company of $150,000.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Warrants (Continued)
--------

As additional consideration for monies advanced the Company during 1997, a shareholder received warrants to purchase 364,000 common shares at a price of 110% of the average market price over the five-day period ending November 20, 1997, or $5.02 per share. The warrants could have been exercised commencing January 1, 1998 and expired on December 31, 2000. The warrants were assigned a value of $862,680, which was all charged to operations as a financing expense during 1997. The warrants were not exercised and expired on December 31, 2000.

Pursuant to a financial consulting agreement in December of 1997, a consultant was issued warrants to purchase 35,000 shares of common stock at $1.00 per share. The warrants could have been exercised commencing January 1, 1998 and expired on December 31, 2000. The warrants were assigned a value of $39,588, which was all charged to operations as a financing expense during 1997. During the year ended December 31, 2000, the consultant exercised its warrants and purchased a total of 35,000 shares of the Company's common stock, for net proceeds to the Company of $35,000.

Pursuant to the Convertible Debenture financing completed in November of 1997, the Company issued to the purchasers of the convertible debentures warrants to purchase 60,000 shares of common stock and issued to the placement agent warrants to purchase 67,500 shares of common stock at $4.73 per share. The warrants could have been exercised over a two-year period ended November 27, 1999. The warrants were valued at $284,480 and said amount was charged to operations as a financing cost over the 180-day period commencing November 27, 1997. The warrants were not exercised and expired on November 27, 1999.

Pursuant to the Convertible Debenture financings completed on February 23, 1998 and July 20, 1998, the Company issued to the purchasers of the convertible debentures warrants to purchase 60,000 and 125,000 shares of common stock, respectively, at $2.30 and $1.06 per share, respectively. The warrants from the February 23, 1998 and July 20, 1998 convertible debt financings could be exercised over the two-year period ended February 23, 2000 and July 20, 2000, respectively. The warrants from the February 23, 1998 and July 20, 1998 convertible debt financings were valued at $100,000 and $45,000, respectively, and said amounts were charged to operations as a financing cost over the 180-day period commencing February 23, 1998 and July 20, 1998, respectively. During the year ended December 31, 2000, the above warrants to purchase 60,000 and 125,000 shares of the Company's common stock were exercised for net proceeds to the Company of $252,500.

During the year ended December 31, 1999, an officer and a board member were granted warrants to purchase a total of 200,000 common shares at an exercise price of $0.75 per share for 50,000 shares and $1.50 for 150,000 shares. The 50,000 warrants are exercisable over a three-year period and 150,000 warrants are exercisable over a four-year period.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Warrants (Continued)
--------

Pursuant to the January 1999 debt financing, warrants to purchase 94,750 shares of common stock were granted to the noteholders. During 1999, warrants to purchase 75,000 common shares were exercised, resulting in proceeds to the Company of $27,000. In connection with a repayment of an obligation under a promissory note, the remaining warrants to purchase 9,750 shares of common stock were cancelled.

As part of a consulting agreement with the Company's Chairman of the Board, during 2000 the Company granted warrants to purchase 375,000 common shares over the 5-year term of the agreement, of which 75,000 warrants become exercisable each year at exercise prices of $1.00, $2.00, $3.00, $4.00 and $5.00, respectively.

As part of an employment agreement with an officer, during 2000 the Company granted warrants to purchase 300,000 common shares over the 3-year term of the agreement, of which 100,000 warrants become exercisable each year, at exercise prices of $1.00, $2.00 and $3.00, respectively.

In December of 1999, as part of the sale of the Company's securities, a warrant to purchase 200,000 shares of the Company's common stock was sold to the investor. The warrant is exercisable over five years at an exercise price of $3.00. On May 18, 2001, the exercise price was increased to $4.00.

Pursuant to the settlement of penalties of convertible debentures, the Company issued to the placement agent warrants to purchase 250,000 shares of common stock at $3.00 per share. The warrants may be exercised over a four-year period ending March 2004. The warrants were valued at $250,000 and were charged to operations during the year ended December 31, 2000.

In April of 2000, as part of the sale of the Company's securities, a warrant to purchase 500,000 shares of the Company's common stock was issued at an exercise price of $10.00. The warrants are exercisable over a five-year period. On May 18, 2001, the exercise price was reduced to $4.00, resulting in a charge to operations of $29,000 for the year ended December 31, 2001.

In June of 2000, two consultants were granted warrants to purchase a total of 58,000 common shares at an exercise price of $1.00 per share. The warrants were valued at $204,718 and were charged to operations during the year ended December 31, 2000. The warrants are exercisable over a three-year period.

During the year ended December 31, 2000, two consultants were granted warrants to purchase a total of 50,000 shares of common stock at an exercise price of $1.00. The warrants are exercisable over a six-year period. The warrants were valued at $78,125 and were charged to operations during the year ended December 31, 2001.

In January 2001, a consultant was granted warrants to purchase a total of 150,000 common shares at an exercise price of $2.00 per share. The warrants are exercisable over a five-year period. The fair market value of the stock warrants estimated on the date of grant using the Black-Scholes option pricing model was $0.94, totalling $141,000, which was charged to operations during the year ended December 31, 2001.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Warrants (Continued)
--------

In February 2001, a consultant was granted warrants to purchase a total of 60,000 common shares at an exercise price of $3.00 per share. The warrants are exercisable over a five-year period. The fair market value of the stock warrants on the date of grant using the Black-Scholes option pricing model was $.69, or $41,400, which was charged to operations during the year ended December 31, 2001.

On July 10, 2001, the Company elected an individual as a director of the Company and as Co-Chairman of the Board. The Company agreed to issue five-year warrants to purchase 500,000 shares of the Company's common stock at $.70 per share, 50% issued upon signing the agreement and the balance issued quarterly over a 24-month period. The warrants are exercisable over a five-year period. The individual subsequently left the Board and became Chairman of the Advisory Board. The fair market value of the warrants on the date of grant using the Black-Scholes option pricing model was $.18, or $90,000, of which $66,868 were charged to operations during the year ended December 31, 2001.

On October 1, 2001, the Company granted a consulting company warrants to purchase 100,000 shares of its common stock at an exercise price of $.34. The warrants vested immediately and expire in 10 years from the grant date. The fair value of stock warrants estimated on the date of grant using the Black-Scholes option pricing model was $.27, or $27,000, which was charged to operations during the year ended December 31, 2001.

On October 26, 2001, the Company granted a consulting firm warrants to purchase 280,000 shares of its common stock between $1.00 and $5.00. The warrants vested on the grant date and expire in five years from the grant date. The fair value of stock warrants estimated on the date of grant using the Black-Scholes option pricing model ranging from $.09 to $.20 totalled $38,000, of which $12,667 was charged to operations during the year ended December 31, 2001.

On October 26, 2001, the Company granted a legal firm warrants to purchase 75,000 shares of its common stock. The exercise price shall be the lower of the price of its shares at the close of trading on AMEX on the date the agreement was signed ($.60) and the price at the close of trading on AMEX on the date the warrants become exercisable which will be six months later. The warrants were valued at $25,500 and were charged to operations during the year ended December 31, 2001.

At December 31, 2001, the Company had outstanding warrants to purchase 3,108,000 shares of the Company's common stock at prices ranging from $0.34 to $5.00 per share.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

The following table summarizes the stock warrants transactions from the period of inception (May 26, 1995) to December 31, 2001:

                                                      Number of Warrants     Exercise Prices
                                                      -----------------      ---------------
         Balance outstanding at December 31, 1995               -                   -
           Granted                                            900,000         $0.05 - $1.50
           Exercised                                            -                   -
           Cancelled/Expired                                    -                   -
                                                            ----------
         Balance outstanding at December 31, 1996             900,000         $0.05 - $1.50
           Granted                                            526,500         $1.00 - $5.02
           Exercised                                            -                   -
           Cancelled/Expired                                    -                   -
                                                            ----------
         Balance outstanding at December 31, 1997           1,426,500         $0.05 - $5.02
           Granted                                            185,000         $1.06 - $2.30
           Exercised                                            -                   -
           Cancelled/Expired                                    -                   -
                                                            ----------
         Balance outstanding at December 31, 1998           1,611,500         $ .05 - $5.02
           Granted                                            494,750         $ .36 - $4.00
           Exercised                                         (275,000)        $ .36 - $1.50
           Cancelled/Expired                                 (660,000)        $ .05 - $4.73
                                                            ----------
         Balance outstanding at December 31, 1999           1,171,250         $ .75 - $5.02
           Granted                                          1,533,000         $1.00 - $5.00
           Exercised                                         (320,000)        $1.06 - $2.30
           Cancelled/Expired                                 (441,250)        $ .36 - $5.02
                                                            ----------
         Balance outstanding at December 31, 2000           1,943,000         $ .75 - $5.00
           Granted                                          1,165,000         $ .34 - $5.00
           Exercised                                            -                   -
           Cancelled/expired                                    -                   -
                                                            ----------
         Balance outstanding at December 31, 2001           3,108,000         $ .34 - $5.00
                                                            ==========

The following table summarizes information about stock warrants outstanding at December 31, 2001:

                                            Warrants Granted                  Warrants Exercisable
                                 --------------------------------------     -----------------------
                                                 Weighted     Weighted                     Weighted
                                                 Average      Average                      Average
                                   Number       Remaining     Exercise        Number       Exercise
   Ranges of Exercise Prices     Outstanding   Life (Years)    Price        Exercisable     Price
   -------------------------     -----------   ------------   --------      -----------    --------

        $ .01 to $ .34              100,000          10        $ .34           100,000      $ .34
        $ .35 to $. 75              625,000          5.7       $ .67           406,250      $ .65
        $ .76 to $1.00              363,000          4.7       $1.00           363,000      $1.00
        $1.01 to $2.00              485,000          4.7       $1.84           485,000      $1.84
        $2.01 to $3.00              585,000          4.6       $2.90           580,000      $2.90
        $3.01 to $4.00              775,000           4        $4.00           700,000      $4.00
        $4.01 to $5.00              175,000           5        $5.00           100,000      $5.00
                                 -----------   ------------   --------      -----------    --------

                                  3,108,000          4.8       $2.38         2,734,250      $2.40
                                 ===========   ============   ========      ===========    ========

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY (Continued)

Earnings Per Share
------------------

Securities that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented consist of the following:

                Warrants to purchase common stock                     3,108,000
                Convertible Debentures and accrued interest
                  (based on actual conversion at January 2002)        6,000,369
                Options to purchase common stock                      1,387,500
                Repricing rights provisions - based on $.50 price
                  per share (6,000,000 shares issued in February
                  2002)                                              15,213,000
                                                                     -----------
                      Total as of December 31, 2001                  25,708,869
                                                                     ===========
                Substantial issuances after December 31, 2001
                  through February 22, 2002:
                    Issuance of warrants to purchase common stock       550,000
                                                                     ===========
                    25,000 shares of Series A convertible
                      preferred stock                                see Note 14
                                                                     ===========

NOTE 11 - 1995 AND 1999 STOCK OPTION PLANS

The Company's 1995 Stock Option Plan was adopted by the Board of Directors and stockholders of the Company on November 12, 1995. The Company's 1999 Stock Option Plan was adopted by the Board of Directors during August 1999 and approved by the stockholders in June 2000. Under the Option Plans, a total of 1,250,000 shares of the Company's common stock, subject to certain adjustments, are reserved for issuance upon the exercise of options. Options granted under the Option Plans may be either (i) options intended to constitute incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or any corresponding provisions of succeeding law (the "Code") or (ii) non-qualified stock options. Incentive stock options may be granted under the Option Plans to employees (including officers) of the Company or a subsidiary corporation thereof on the date of grant. Non-qualified options may be granted to (i) non-employees of the Company or a subsidiary thereof on the date of the grant, and (ii) consultants or advisors who do not provide bonafide services, and such services must not be in connection with the offer or sale of securities in a capital raising transaction.

By its terms, the Option Plans are to be administered by a committee (the "Committee") appointed by the Board of Directors which shall consist of either the entire Board of Directors, or by a committee of two or more persons (who may or may not be directors), and who serve at the discretion of the Board of Directors. Subject to the provisions of the Option Plans, the Committee has the authority to determine the persons to whom options will be granted, the exercise price, the term during which options may be exercised and such other terms and conditions as it deems appropriate.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - 1995 AND 1999 STOCK OPTION PLANS (Continued)

Any options granted under the Option Plans will be at the fair market value of the common stock on the date of the grant (or 110% of the fair market value in the case of employees holding ten percent or more of the voting stock of the Company). Options granted under the Option Plans will expire not more than ten years from the date of the grant subject to earlier termination under the Option Plans. The term of an incentive stock option granted to a 10% shareholder shall be no more than 5 years from the date of the grant. The 1995 Option Plan will terminate on November 12, 2005 and the 1999 Option Plan will terminate in August of 2009.

On August 28, 2000, the Company granted options to its Vice-President of Advanced Material Division under the 1999 Option Plan to purchase 75,000 shares of common stock. The exercise price is from $3.00 to $3.50, exercisable equally on the anniversary date over the next three years. These options expire in five years from the grant date.

On December 1, 2000, the Company granted options to its General Manager of Business Development to purchase 12,500 shares of common stock. The exercise price is $4.00. The Options expire in five years from the grant date.

During the year ended December 31, 2000, a retiring officer exercised options and purchased 50,000 shares of the Company's stock for $16,500.

In January 2001, the Company granted options to its Chief Operating Officer under the 1999 Option Plan to purchase 275,000 shares of common stock. The exercise price is from $2.50 to $3.50, with 50,000 vesting and exercisable immediately and the remaining 225,000 vesting and exercisable equally on the anniversary date over the next three years. These options expire in five years from the grant date.

In January 2001, the Company granted options to its former Chief Financial Officer under the 1999 Option Plan to purchase 100,000 shares of common stock. The exercise price is from $1.50 to $2.50, with 50,000 vesting and exercisable immediately and the remaining 50,000 exercisable on June 30, 2001. These options expire in five years from the grant date.

Options Granted Outside of the Plan
-----------------------------------

On May 3, 2000, the Company granted to its former Chief Operating Officer non-qualified stock options, outside of the Company's stock option plans, to purchase a total of 325,000 shares of common stock. Of the options granted, options on 25,000 shares vested immediately at $1.00 per share and 100,000 shares will vest on each subsequent anniversary date at exercise prices of $2.50, $3.00 and $3.50, respectively. All stock options expire on May 2, 2010. The Company recorded a total of $187,750 as unearned stock compensation during the year ended December 31, 2000, based on the excess of the closing price of the common stock at the date of the grant over the exercise price of the options. The unearned stock compensation is being amortized over the vesting periods. During the years ended December 31, 2001 and 2000, the Company recorded $62,580 and $41,723 of compensation expense related to such stock options, respectively.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - 1995 AND 1999 STOCK OPTION PLANS (Continued)

A summary of the Company's stock option activity and related information follows:

                                                               Weighted                                  Weighted
                                                               Average                Outside            Average
                                      Under the Plans          Exercise              the Plans           Exercise
                                       Stock Options            Price              Stock Options          Price
                                        -----------             ------              -----------          --------

Balance at May 26, 1995                      -                  $ -                      -               $  -

Options granted:
  Outside the option plans                   -                    -                    600,000            .00025
                                        -----------             ------              -----------          --------
Balance at December 31, 1995                 -                    -                    600,000            .00025

Options exercised outside the
  option plans                               -                    -                   (600,000)           .00025
                                        -----------             ------              -----------          --------
Balance at December 31, 1996                 -                    -                      -                  -
                                        -----------             ------              -----------          --------
Balance at December 31, 1997                 -                    -                      -                  -
                                        -----------             ------              -----------          --------
Balance at December 31, 1998                 -                    -                      -                  -
                                        -----------             ------              -----------          --------
Options granted:
  In the 1995 plan                         500,000                .68                    -                  -
  In the 1999 plan                         150,000                .71                    -                  -

Options granted:
  Outside the option plan                    -                    -                      -                  -
                                        -----------             ------              -----------          --------
Balance at December 31, 1999               650,000                .69                    -                  -

Options granted:
  In the 1999 plan                          87,500               3.57                    -                  -

Options granted:
  Outside the option plan                    -                    -                    325,000              2.85

Options exercised in the 1995
  plan                                     (50,000)               .33                    -                  -
                                        -----------             ------              -----------          --------
Outstanding - December 31, 2000            687,500               1.07                  325,000              2.85

Options granted:
  In the 1999 plan                         375,000               2.72                    -                  -
                                        -----------             ------              -----------          --------
Outstanding - December 31, 2001          1,062,500              $1.65                  325,000             $2.85
                                        ===========             ======              ===========          ========
Exercisable at December 31:
   2001                                    787,500              $1.11                  125,000             $2.20
   2002                                    887,500              $1.32                  225,000             $2.56
   2003                                    987,500              $1.51                  325,000             $2.85
   2004                                  1,062,500              $1.65                  325,000             $2.85

The exercise price for options outstanding as of December 31, 2001 ranged from $.71 to $4.00.

At December 31, 2001, -0- and 137,500 options are available under the 1995 plan and 1999 plan, respectively.

The weighted average fair value of exercised options during the year ended December 31, 2000 was $1.07.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - 1995 AND 1999 STOCK OPTION PLANS (Continued)

Had the Company elected to recognize compensation cost based on the fair value of the options and certain warrants issued to employees at the date of grant, as prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," net loss in 2001, 2000 and 1999 would have been $8,932,735, $14,896,800 and $7,742,000, respectively, or $.18, $.33 and $.32 per share, respectively.

The fair value of options and warrants at date of grant was estimated using the Black-Scholes option-pricing model. The weighted average fair value and related assumptions were:

                                                          December 31,
                                                 ------------------------------
                                                   2001        2000       1999
                                                 -------     -------    -------

           Expected stock price volatility        56.81%      138%        33%
           Risk-free interest rate                  5%          5%         5%
           Expected option life in years         5 years     3 years    5 years
           Expected dividend yield                  0%          0%         0%

Employee Benefit Plan
---------------------

The Company adopted a non-contributory 401(k) plan effective January 1, 2000. The plan covers all employees who are at least 21 years of age with no minimum service requirements. The contributions to the plan for the years ended December 31, 2001 and 2000 totalled $23,300 and $12,400, respectively.

NOTE 12 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS

Lease Obligations
-----------------

During February 2000, the Company entered into a lease agreement for office space at a monthly rental of $423. The term of the lease is for one year, commencing on February 21, 2000 and terminating on February 20, 2001.

On August 30, 2000, the Company entered into a lease agreement for office space in Fairfax, Virginia for a period of five years. Under the lease agreement, annual rent will amount to $224,038.50 for each year, commencing September 1, 2000, subject to certain escalation adjustments.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS (Continued)

Lease Obligations (Continued)
-----------------

The Company's future minimum lease payments are as follows:

                      Year Ended December 31,                Amount
                      -----------------------              -----------

                               2002                        $  233,067
                               2003                           240,059
                               2004                           247,261
                               2005                           168,105
                               2006                             -

Rent expense for all premise operating leases was approximately $245,794, $180,468 and $40,790 for the years ended December 31, 2001, 2000 and 1999, respectively.

Sub-Lease Agreement
-------------------

During June 2001, the Company entered into a one-year sublease agreement of a portion of its headquarters space for rent receivable of $5,945 per month.

Employment Agreements
---------------------

On January 11, 1999, the Company entered into an employment agreement with its president. The agreement provides for a salary $2,000 per week. He also received a 5-year warrant to purchase 50,000 shares of the Company's common stock at $1 per share. On September 1, 1999, he was awarded, under the 1999 Stock Option Plan, 150,000 options with exercise price of $0.71. Effective November 5, 1999, he entered into a three-year employment contract with the Company that provides for base compensation in the first contract year of $104,000; in the second contract year, the sum of that amount, plus the bonus awarded to him in the first contract year; and in the third contract year, that amount, plus the bonus awarded to him in the second contract year. The bonus to which he is entitled in each contract year is an amount, not to exceed 50% of base salary, determined by applying to that year's base salary the percentage by which the market price of the Company's common stock had increased between the beginning and the end of the contract year. In addition, for each contract year, he will be issued a five-year warrant to purchase 100,000 shares of the Company's common stock for $1, $2 and $3 per share, successively. Effective July 1, 2000, the base pay was increased to $3,000 per week. As of February 28, 2002, this agreement has been cancelled (see Note 14).

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS (Continued)

Employment Agreements (Continued)
---------------------

On August 28, 2000, the Company entered into a one-year employment agreement with its Vice President, providing for an annual base salary of $138,000 and non-qualified stock options to purchase a total of 75,000 shares of common stock. Of the options granted, exercise prices are determined by the board that approximates the market price during the period of the week preceding the board's approval. On August 28, 2001, the above agreement was automatically extended for one more year.

During January 2001, the Company entered into an employment agreement with an individual to provide services as general manager of its Nuclear and Environmental Division. The Company agreed to pay $175,000 annually, plus a five-year option to purchase 275,000 shares of common stock, at prices ranging from $2.50 to $3.50 per share.

Consulting Agreements/Commitments
---------------------------------

In December 1996, the Company entered into a two-year consulting agreement for certain advisory services, including directing a technology development branch in Israel. Effective April 1, 1998, the Company agreed to increase the consultant's cash compensation to $5,000 per month, and to issue a number of shares of common stock having a market value of $6,000 per month. The number of shares were to be determined based on the bid price 5 days prior to issuance. On March 23, 2001, the Company agreed to extend the consulting agreement by compensating the consultant $8,000 per month, but the consultant would not receive any further common stock of the Company. This agreement is effective as of January 1, 2001.

In December 1996, the Company entered into a two-year consulting agreement for certain advisory services, including managing a technology development branch in Israel. Effective April 1, 1998, the Company agreed to increase the consultant's cash compensation to $5,000 per month, and issued a number of shares of common stock having a market value $6,000 per month. The number of shares was determined based on the closing bid price 5 days prior to issuance. On March 23, 2001, the Company agreed to extend the consulting agreement by compensating the consultant $8,000 per month, but the consultant would not receive any further common stock of the Company. This agreement is effective as of January 1, 2001.

On August 13, 1999, the Company entered into a five-year consulting agreement, commencing October 1, 1999, with its Chairman of the Board to provide services in connection with fund raising and mergers and acquisitions for $1,000 per week for 52 weeks per year and granted warrants to buy 375,000 shares of common stock at exercise prices of 75,000 at $1.00, 75,000 at $2.00, 75,000 at $3.00, 75,000
at $4.00 and 75,000 at $5.00, respectively. Effective January 1, 2001, the consulting fee was increased to $3,000 per week. As of February 28, 2002, this agreement has been cancelled (see Note 14).

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS (Continued)

Consulting Agreements/Commitments (Continued)
---------------------------------

In October 1999, the Company entered into a one-year consulting agreement for marketing and advisory services related to the Company's technologies. The agreement can be terminated by either party by 90 days written notice. The agreement provides for a monthly fee of $2,500 per month, starting December 1999 through May 2000, and $5,000 per month thereafter. In addition, the Company issued 5,000 shares of Eurotech's stock per month starting October 1999 through May 2000, and 2,500 shares per month thereafter. This agreement was replaced by a new agreement dated September 1, 2000 with a period of one year commencing on September 1, 2000 and ending August 31, 2001 for $2,000 per month. The Company has the right to terminate the agreement with the consultant with a 90-day notice to terminate. During August 2001, the consulting agreement expired and was not renewed by the Company.

During February 2000, the Company entered into a one-year consulting agreement with an individual to carry out various activities for the Company's operations in Germany. The Company agreed to pay the consultant $4,000 per month. During January 2001, the above agreement expired and was not renewed by the Company.

The Company entered into a one-year consulting agreement for marketing services to be provided for $14,000 per month, beginning May 1, 2000. During April 2001, the above contract expired and subsequently was not renewed.

On May 8, 2000, the Company entered into a consulting agreement for international product and service marketing and environmental law advice to be provided for one year at $5,000 per month. The above contract expired June 2001 and was not renewed.

On December 1, 2000, the Company entered into a one-year consulting agreement for tactical marketing services for the purpose of pursuing government business objectives. The consultant will identify specific U.S. Department of Energy ("DOE") project opportunities for the Company and assist it in winning these DOE projects. The Company will pay the consultant a monthly fee of $7,500 during the term of the agreement. On December 31, 2001, the above contract expired and subsequently was not renewed.

The Company entered into a one-year consulting agreement with an individual to provide services as General Manager of Business Development for the Western U.S. Sales Area. The Company agreed to pay the consultant $158,000 annually and the option to purchase 12,500 shares of restricted common stock at an exercise price of $4.00. The consultant also is entitled to additional compensation, as well as additional options to purchase the Company common stock, if the Company's revenue exceeds certain levels from the Company's Western U.S. sales area over the term of the agreement. On December 31, 2001, the above contract expired and the Company decided not to renew the agreement.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS (Continued)

Consulting Agreements/Commitments (Continued)
---------------------------------

During January 2001, the Company entered into a two-year agreement with an investment banking company for financial consulting services and advice pertaining to the Company's business affairs. The Company agreed to pay a consulting fee of $5,000 per month. In addition, the Company was to grant to the consulting company five-year warrants to purchase 600,000 shares of the Company's common stock of escalating prices starting at $1.00 per share, of which warrants to purchase 150,000 shares were to vest immediately. On March 30, 2001, the other party cancelled this agreement due to current market conditions. Accordingly, warrants to purchase 450,000 shares were cancelled.

During January 2001, the Company entered into a one-year consulting agreement for general strategic consulting services to be rendered. The Company agreed to pay a fee of $300,000 in four equal quarterly installments. In addition, the Company subsequently entered into a more specific agreement in which the consultant will assist the Company in evaluating possibilities for improving its capital structure and strategic alternatives. For these services, the consultant will be entitled to a fee of 4% of the value of any transactions arising out of these services. During January 2002, the above agreement expired and was not renewed.

During March 2001, the Company entered into a one-year consulting agreement with an individual for specific professional business services in administration and management of international public and private entities, international public product and general marketing. The Company agreed, commencing February 14, 2001, monthly to pay to the consultant $5,000 and to issue to the consultant a five-year warrant to purchase 5,000 shares at $3.00 per share.

On April 25, 2001, the Company entered into a financial and strategic consulting agreement with a consulting company, pursuant to which this entity will assist the Company in evaluating possibilities for improving capital structure and strategic alternatives. The Company agreed to pay $250,000, of which $124,999 was paid upon execution of the agreement and three installments of $41,667 each were paid monthly thereafter. As of December 31, 2001, the above agreement was terminated by the Company.

During June 2001, the Company entered into a six-month consulting agreement with a company for assisting road show presentation in Germany, introductions to subscription newsletters, television programs, etc. The Company agreed to pay $20,000 upon the signing of the agreement and to issue consultants 120,000 shares of common stock for $120 subject to other conditions of performance under the contract. The above contract expired during December 31, 2001 and was not renewed by the Company.

During July 2001, the Company entered into a one-year consulting agreement for services as the Company may require in connection with marketing of the technologies the Company acquired. The Company agreed to pay the consultant $25,000 in two equal installments. In addition, the Company is providing the consultant $12,500 monthly. The agreement is renewable annually for up to 5 years at the option of the Company.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS (Continued)

Consulting Agreements/Commitments (Continued)
---------------------------------

On October 1, 2001, the Company entered into a month to month consulting agreement with a New York firm to provide financial planning assistance and act as a financial advisor to the Board. The Company agreed to pay a monthly retainer of $6,000 and issued a ten year warrant to purchase 100,000 shares of the Company's common stock at an exercise price of $.34.

In November 2001, the Company entered into a consulting agreement with a Massachusetts Partnership to provide Internet consulting expertise to increase public awareness of the Company. The Company agreed to pay a one time fee of $17,500 in cash and issue a warrant to purchase 80,000 shares of common stock with an exercise price of $1.00 per share, a warrant to purchase 100,000 shares of common stock with an exercise price of $2.50 per share, and a warrant to purchase 100,000 shares of common stock with an exercise price of $5.00 per share.

Risk of Environmental Liability; Present Lack of Environmental
--------------------------------------------------------------
Liability Insurance
-------------------

The Company's radioactive contaminant technology is subject to numerous national and local laws and regulations relating to the storage, handling, emission, transportation and discharge of such materials, and the use of specialized technical equipment in the processing of such materials. There is always the risk that such materials might be mishandled, or that there might be equipment or technology failures, which could result in significant claims for personal injury, property damage, and clean-up or remediation. Any such claims against the Company could have a material adverse effect on the Company. The Company does not presently carry any environmental liability insurance, and may be required to obtain such insurance in the future in amounts that are not presently predictable. There can be no assurance that such insurance will provide coverage against all claims, and claims may be made against the Company (even if covered by insurance policies) for amounts substantially in excess of applicable policy limits. Any such event could have a material adverse effect on the Company.

Concentration of Credit Risk
----------------------------

The Company maintains cash balances in two financial institutions. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000 per institution. From time to time, the Company's balance may exceed these limits. At December 31, 2001 and 2000, uninsured cash balances were approximately $718,000 and $1,360,000, respectively. The Company believes it is not exposed to any significant credit risk for cash. Future concentration of credit risk may arise from trade accounts receivable. Ongoing credit evaluations of customers' financial condition will be performed and, generally, no collateral will be required.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS (Continued)

Business Risks
--------------

The Company requires additional funds to commercialize its technologies and continue research and development efforts. Until the commencement of sales, the Company will have no operating revenues, but will continue to incur substantial expenses and operating losses. No assurances can be given that the Company can complete development of any technology, not yet completely developed, or that with respect to any technology that is fully developed, it can be manufactured on a large-scale basis or at a feasible cost. Further, no assurance can be given that any technology will receive market acceptance. Being a start-up stage entity, the Company is subject to all the risks inherent in the establishment of a new enterprise and the marketing and manufacturing of a new product, many of which risks are beyond the control of the Company.

New Technology Transfer Agreement
---------------------------------

On April 6, 2000, the Company entered into a one-year manufacturing and technology transfer agreement with a California corporation, providing for the transfer of certain EKOR technology and the manufacture of certain EKOR products. The agreement will continue automatically from year to year, unless terminated in writing 30 days prior to the annual renewal anniversary. On April 16, 2001, the Company renewed the above agreement for five years.

NOTE 13 -  SUPPLEMENTAL CASH FLOW INFORMATION

Non-Cash Transactions
---------------------

1999:
----

During the year ended December 31, 1999, a holder of debentures converted $410,000 of principal and $161,788 of accrued interest into 1,204,665 shares of common stock.

Technology rights were acquired for non-cash consideration totalling $8,047,688 (Note 3).

2000:
-----

During the year ended December 31, 2000, holders of debentures converted $3,060,000 of principal and $691,858 of accrued interest into 2,082,728 shares of common stock.

During the year ended December 31, 2000, 300,000 shares of stock and 250,000 warrants were issued to settle accrued liabilities related to the convertible debentures of $1,120,000.

An obligation under a convertible promissory note dated January 1999 of $50,000, plus accrued interest of $6,393, payable to a former Chairman of the Board of the Company, was satisfied by the issuance of 200,000 shares of common stock.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - SUPPLEMENTAL CASH FLOW INFORMATION (Continued)

Non-Cash Transactions (Continued)
---------------------

2001:
----

Technology rights were acquired for non-cash consideration of $2,500,000 (Note
3).

During the year ended December 31, 2001, 29,291 shares of stock were issued to pay a promissory note of $10,096.

During the year ended December 31, 2001, the Company issued 57,320 shares of its common stock for accrued expenses of $19,760.

During December 2001, the Company converted accrued salaries and accrued consulting fees into five promissory notes totalling $212,187.

NOTE 14 - SUBSEQUENT EVENTS

a)  Convertible Debentures
    ----------------------

On January 9, 2002, the Company converted $3,000,000 principal amount of February 1998 Convertible Debentures, plus the amount of all accrued and unpaid interest, due February 23, 2002, into 6,000,369 shares of the Company's common stock in full satisfaction of the debentures. In connection with the conversion, the Company issued a warrant to purchase 500,000 shares of common stock at an exercise price of $1.00 per share. The warrants are exercisable over five years. The warrants were valued at $390,000 based on the Black-Scholes option pricing model and such amount will be recorded as a debt conversion expense during 2002.

b)  Convertible Preferred Stock
    ---------------------------

On February 1, 2002, the Company amended its Articles of Incorporation to designate 25,000 of its 5,000,000 authorized preferred stock as a "Series A 3% Convertible Preferred Stock," par value $.01 per share, with a liquidation preference of $100 per share. In February 2002, the Company entered into a securities purchase agreement with Woodward LLC to purchase 25,000 Series A 3% Convertible Preferred shares for $2,500,000, less expenses and commissions. The Company received $1,000,000 at the closing date and the remaining balance of $1,500,000 will be paid in installments of $500,000, payable on May 30, 2002, August 30, 2002 and November 30, 2002.

The holder of the designated series shares is entitled to receive dividends at a rate of three percent per annum of the liquidation preference of $100 per share, which is fully cumulative. The dividends on the designated series shares accrue from the date of issuance of each share and are payable semi-annually on June 30 and December 30 of each year, commencing on June 30, 2002. The dividends on the designated series shares are payable only when, as and if declared by the Board of Directors out of funds legally available.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 - SUBSEQUENT EVENTS (Continued)

b)  Convertible Preferred Stock (Continued)
    ---------------------------

The holder of the designated series shares has no voting rights. As of September 1, 2002, each designated series share can be converted to fully paid and non-assessable shares of common stock, at the option of the holder by dividing $.50 into the liquidation preference. At conversion, all accrued or declared, but unpaid dividends on the designated series shares have the option to be paid in cash or in common stock. Under a repricing rights agreement dated February 1, 2002, common shares issued upon conversion are subject to monthly repricing on or after October 1, 2002, if the average bid price for any lowest five business days during the repricing period is not equal or greater than $3.618. For example, if on December 1, 2002 all of the 25,000 preferred shares were converted into common shares and the put price per share of the Company's common stock was $.50 per share, or $1.00, or $3.62, then under these scenarios, the Company would be required to issue the following number of common shares:

                                              Put Price of Common Stock At
                                          --------------------------------------
                                             $0.50         $1.00        $3.62
                                          -----------   -----------   ----------

    Initial shares upon conversion         5,000,000     5,000,000    5,000,000

    Repricing shares upon conversion      31,180,000    13,090,000        -
                                          -----------   -----------   ----------
        Total Shares                      36,180,000    18,090,000    5,000,000
                                          ===========   ===========   ==========

The Company is not obligated to issue any additional shares under this repricing rights agreement until shareholder approval is received to increase the authorized shares of common stock to 200,000,000.

Pursuant to a registration rights agreement dated February 1, 2002, the purchaser of the Series A convertible preferred stock was granted mandatory registration rights. The Company must file a registration statement with the SEC no later than May 20, 2002 and such statement must be declared effective on or before August 20, 2002. If the registration statement covering the registrable securities is not filed in proper form with the SEC by the required filing date or becomes effective after August 20, 2002, the Company will be required to pay certain penalties to the purchaser.

Under certain circumstances, the Company, at its option, may redeem the Series A convertible preferred stock at $732.60 per share.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 - SUBSEQUENT EVENTS (Continued)

c)  Amendment to Woodward LLC Agreements
    ------------------------------------

On February 1, 2002, the Company and Woodward LLC entered into an agreement to extend and modify their existing agreement as follows:

o The repricing terms applicable to the remaining one-half of the 2,000,000 shares issued pursuant to the April 2000 Agreement and the 1,333,333 shares issued pursuant to the March 2001 Agreement that was modified by the May 18, 2001 Agreement will be superceded. The new repricing terms and the target price applicable to the new agreement, will be $3.76 per share. The 2,333,333 shares will be subject to repricing in three monthly installments of 333,333 shares each and three monthly installments of 444,444 shares each over six monthly repricing periods beginning as of March 1, 2002, as a result of which the Company may be required to issue to Woodward LLC additional shares of common stock in the proportion to which the outstanding shares trading during the specified repricing period below the $3.76 target price.

o On February 1, 2002, the Company issued to Woodward LLC 6,000,000 shares of its common stock to be applied against the first two repricing periods (March 1, 2002 and April 1, 2002). If the actual shares to be issued which will be determined in March and April 2002 are less or greater than the 6,000,000 shares, the Company will apply the difference to the next four pricing periods in four equal installments.

o The exercise price of the two warrants that were previously issued to Woodward LLC for 200,000 and 500,000 shares, respectively, was reduced to $1.00 per share.

o The Company has agreed to authorize and reserve for issuance, free from pre-emptive rights, 10,000,000 shares of common stock for purposes of issuance of the shares for the above repricing agreement. Upon the amendment of its articles of incorporation, the number of shares to be reserved for this repricing agreement will increase to 20,000,000.

d)  New Equity Agreement
    --------------------

In February of 2002, the Company entered into a Private Equity Agreement with an investor under which the Company, at its option, could put shares to the investor to sell up to $10 million of its common shares. The common shares to be sold must be registered to commence the sales of common stock under this agreement. Each sale is limited to the lesser of $1 million or two hundred percent of the weighted average volume for the twenty trading days immediately preceding the put date and each sale is subject to certain other restrictions. The initial sale price of the common stock is based on 90% of the average of the lowest three days closing prices of its common stock during the 10 trading days immediately following the put date.

In conjunction with this agreement, the investor was granted a warrant to purchase 50,000 shares of common stock at an exercise price of $0.35 per share. The warrant vested at the grant date and is exercisable over a three-year period ending February 22, 2005.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 - SUBSEQUENT EVENTS (Continued)

e) Management Changes
   ------------------

On February 28, 2002 the Company appointed a new President and Chief Executive Officer. The former President and Chief Executive Officer resigned in order to accept his appointment by the Board of Directors to be the Company's new Chairman. The former Chairman resigned in order to serve as the Company's newly created post of Vice Chairman.

f) Employment and Consulting Agreements
   ------------------------------------

On February 28, 2002, the Company entered into an Employment Agreement with it new Chairman Don Hahnfeldt. Under the terms of the agreement, the Company is to pay to Mr. Hahnfeldt a salary equal to $15,000 per month, plus other fringe benefits, including medical and health insurance and auto allowances. The agreement is for a term of two years and provides for a severance payment in the amount of $180,000 and immediate vesting of all stock options in the event his employment is terminated without cause. Mr. Hahnfeldt was granted options to acquire 1,000,000 shares of the company's common stock, of which 500,000 shall vest immediately and the remaining 500,000 shall vest equally over a 24 month period beginning March 1 2002 and are exercisable only in the event that the Company increases the number of authorized shares of common stock to at least 130,000,000 shares. The options are exercisable at the fair market value at the date of the grant of $0.50 per share. All stock options expire on February 28, 2012.

On February 28, 2002, the company entered into an Employment Agreement with it new President and Chief Executive Officer Todd J. Broms. Under the terms of the agreement, the Company is to pay to Mr. Broms a salary equal to $210,000 per year. The agreement is for a term of two years and provides for a severance payment in the amount of $210,000 and immediate vesting of all stock options in the event his employment is terminated without cause. Mr. Broms was granted options to acquire 1,300,000 shares of the company's common stock, of which 675,000 shall vest immediately and the remaining 625,000 shall vest equally over a 24 month period beginning March 1 2002 and are exercisable only in the event that the Company increases the number of authorized shares of common stock to at least 130,000,000 shares. The options are exercisable at the fair market value at the date of the grant of $0.50 per share. The options expire on February 28, 2012.

On February 28, 2002, the company entered into a Consulting Agreement with Verdi Consultants, Inc. Under the terms of the agreement, the Company is to pay to Mr. Verdi a Consulting fee equal to $15,000 per month plus an automobile allowance. The agreement is for a term of three years and provides for a severance payment in the amount of $180,000 and immediate vesting of all stock options in the event his consulting agreement is terminated without cause. Mr. Verdi was granted options to acquire 1,000,000 shares of the company's common stock, of which 125,000 shall vest immediately and the remaining 875,000 shall vest equally over a 24 month period beginning March 1 2002 and are exercisable only in the event that the Company increases the number of authorized shares of common stock to at least 200,000,000 shares. The options are exercisable at the fair market value at the date of the grant of $0.50 per share. All stock options expire on February 28, 2012.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 - QUARTERLY RESULTS (UNAUDITED)

                                                   Quarter Ended
                           ------------------------------------------------------------
                             March 31         June 30      September 30    December 31     Total Year
                           ------------     ------------   -------------   ------------   ------------

2001:
----

Revenues                   $     -          $     -        $    10,215     $       498    $    10,713
Net loss                    (2,901,268)      (2,332,679)    (2,462,801)     (1,063,487)    (8,760,235)
Loss per share - basic
  and diluted   (a)              $(.07)           $(.05)         $(.05)          $(.04)         $(.18)

2000:
----

Revenues                   $     -          $     -        $   350,000     $     -        $   350,000
Net loss                    (2,151,027) (a)  (2,523,513)    (2,051,064)     (3,147,185)    (9,872,789)
Loss per share - basic
  and diluted   (a)              $(.05)           $(.06)         $(.04)          $(.09)         $(.23)

(a) Per common share amounts for the quarters and full year have been calculated separately. Accordingly, quarterly amounts do not add to the annual amount because of differences in the weighted average common shares outstanding during each period due to the effect of the Company issuing shares of its common stock during the year.

                                   EXHIBIT E

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                               INDEX TO FORM 10-Q

                                 MARCH 31, 2002

                                                                      Page Nos.
                                                                      ---------
PART I - FINANCIAL INFORMATION:

   ITEM 1 - CONSOLIDATED FINANCIAL STATEMENTS

   CONSOLIDATED BALANCE SHEETS
     At March 31, 2002 (Unaudited) and December 31, 2001                 1

   CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)                     2
     For the Three Months Ended March 31, 2002 and 2001
     For the Period from Inception (May 26, 1995) to
       March 31, 2002

   CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (UNAUDITED)           3-5
      For the Three Months Ended March 31, 2002

   CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)                     6-7
      For the Three Months Ended March 31, 2002 and 2001
      For the Period from Inception (May 26, 1995) to
        March 31, 2002

   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)                8-20

   ITEM 2 - MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL            21
            CONDITION AND RESULTS OF OPERATIONS

   ITEM 3 - QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET        34
            RISK

PART II - OTHER INFORMATION:

   Item 1 - Legal Proceedings                                            34

   Item 2 - Changes in Securities and Use of Proceeds                    34

   Item 3 - Defaults Upon Senior Securities                              35

   Item 4 - Submission of Matters to a Vote of Security Holders          35

   Item 5 - Other Information                                            35

   Item 6 - Exhibits and Reports on Form 8-K                             36

                                EUROTECH, LTD. AND SUBSIDIARIES
                                 (A Development Stage Company)

                                  CONSOLIDATED BALANCE SHEETS

                                            ASSETS
                                            ------

                                                                  At March 31,   At December 31,
                                                                      2002            2001
                                                                 -------------   -------------
                                                                  (Unaudited)

CURRENT ASSETS:
  Cash and cash equivalents                                      $    539,049    $    465,346
  Accounts receivable                                                  53,850              --
  Prepaid expenses and other current assets                           145,511         253,840
                                                                 -------------   -------------
      TOTAL CURRENT ASSETS                                            738,410         719,186

MACHINERY AND EQUIPMENT - net of accumulated depreciation
  of $106,864 and $92,918 at March 31, 2002 and
  December 31, 2001, respectively                                     179,715         193,661

OTHER ASSETS:
  Technology rights (EKOR) - net of accumulated amortization of $3,755,587 and $3,353,203 at March 31, 2002 and
    December 31, 2001, respectively                                 4,292,100       4,694,484
  Technology rights (Acoustic Core) - net of accumulated
    amortization of $357,527 and $232,527 at March 31, 2002
    and December 31, 2001, respectively                             2,142,473       2,267,473
  Patent costs - net of accumulated amortization of $9,172
    and $8,734 at March 31, 2002 and December 31, 2001,
    respectively                                                       20,629          21,067
  Other assets                                                        224,039         224,039
                                                                 -------------   -------------
      TOTAL ASSETS                                               $  7,597,366    $  8,119,910
                                                                 =============   =============

                             LIABILITIES AND STOCKHOLDERS' EQUITY
                             ------------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities                       $    664,383    $    885,207
  Current portion of convertible debentures                                --       3,000,000
  Current portion of notes payable - related parties                  202,091              --
                                                                 -------------   -------------
      TOTAL CURRENT LIABILITIES                                       866,474       3,885,207

NOTES PAYABLE - RELATED PARTIES                                            --         202,091
                                                                 -------------   -------------
      TOTAL LIABILITIES                                               866,474       4,087,298
                                                                 -------------   -------------
COMMITMENTS, CONTINGENCIES AND OTHER MATTERS
  (Notes 4, 5, 6, and 7)

STOCKHOLDERS' EQUITY:
  Series A non-voting 3% convertible preferred stock -
    $.01 par value; 25,000 and -0- shares authorized at
    March 31, 2002 and December 31, 2001, respectively;
    15,000 and -0- shares issued and outstanding at
    March 31, 2002 and December 31, 2001, respectively                    150              --
  Preferred stock - $0.01 par value; 4,975,000 and 5,000,000 shares authorized at March 31, 2002 and December 31, 2001,
    respectively; -0- shares issued and outstanding                        --              --
  Common stock - $0.00025 par value; 100,000,000 shares
    authorized; 71,680,648 shares issued and 68,148,672 shares outstanding at March 31, 2002; 59,673,377 shares issued
    and 56,141,401 outstanding at December 31, 2001                    17,921          14,919
  Additional paid-in capital                                       67,928,302      61,998,255
  Unearned compensation                                              (305,677)       (131,911)
  Deficit accumulated during the development stage                (52,432,083)    (49,370,930)
  Treasury stock, at cost; 3,531,976 shares at March 31, 2002
    and December 31, 2001                                          (8,477,721)     (8,477,721)
                                                                 -------------   -------------
      TOTAL STOCKHOLDERS' EQUITY                                    6,730,892       4,032,612
                                                                 -------------   -------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $  7,597,366    $  8,119,910
                                                                 =============   =============

See accompanying notes to consolidated financial statements.

                                              1

                                            EUROTECH, LTD. AND SUBSIDIARIES
                                             (A Development Stage Company)

                                         CONSOLIDATED STATEMENTS OF OPERATIONS
                                                      (UNAUDITED)

                                                                 For the Three Months Ended             For the Period
                                                                          March 31,                     from Inception
                                                             ----------------------------------       (May 26, 1995) to
                                                                 2002                  2001             March 31, 2002
                                                             ------------          ------------          -------------
REVENUES                                                     $    55,585           $        --           $    574,458
                                                             ------------          ------------          -------------
COSTS AND EXPENSES:
  Cost of goods sold                                               5,807                    --                 13,967
  Research and development                                       225,571               198,737              8,721,582
  Consulting fees                                                382,940               591,706              5,553,882
  Compensatory element of stock issuances for
    consulting expenses                                          444,634                37,895              5,689,288
  Debt conversion expenses                                       390,000                    --                390,000
  Other general and administrative expenses                    1,094,165               877,934             13,107,560
  Depreciation and amortization                                  541,768               415,565              4,230,707
                                                             ------------          ------------          -------------
    TOTAL COSTS AND EXPENSES                                   3,084,885             2,121,837             37,706,986
                                                             ------------          ------------          -------------
OPERATING LOSS                                                (3,029,300)           (2,121,837)           (37,132,528)
                                                             ------------          ------------          -------------
OTHER EXPENSES/(INCOME):
  Interest expense                                                34,529                60,000              2,199,681
  Interest income                                                 (2,676)              (30,810)              (408,023)
  Amortization of deferred and unearned
    financing costs                                                   --                    --             13,276,619
  Litigation settlement in shares of stock                            --                    --                456,278
  Other income                                                        --                    --               (225,000)
                                                             ------------          ------------          -------------
    TOTAL OTHER EXPENSES                                          31,853                29,190             15,299,555
                                                             ------------          ------------          -------------
NET LOSS                                                     $(3,061,153)          $(2,151,027)          $(52,432,083)
                                                             ============          ============          =============

BASIC AND DILUTED LOSS PER SHARE                             $      (.05)          $      (.05)
                                                             ============          ============
WEIGHTED AVERAGE NUMBER OF SHARES USED IN
  BASIC AND DILUTED LOSS PER SHARE                            64,143,859            46,902,515
                                                             ============          ============

See accompanying notes to consolidated financial statements.

                                                          2

                                                 EUROTECH, LTD. AND SUBSIDIARIES
                                                  (A Development Stage Company)

                                         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                                           (UNAUDITED)

                                            FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                                         Series A Non-Voting
                                                                           3% Convertible
                                                                           Preferred Stock                   Common Stock
                                                        Date of      ---------------------------      ---------------------------
                                                      Transaction       Shares         Amount            Shares         Amount
                                                      -----------    -----------     -----------      -----------     -----------

For the Three Months Ended March 31, 2002
-----------------------------------------

Balance - December 31, 2001                                                   -      $        -       59,673,377      $   14,919
Issuance of stock on conversion of
  convertible debentures including
  interest and penalties ($.60 per share)                01/02                -               -        6,000,369           1,500
Value assigned to warrants issued on
  conversion of convertible debentures                   01/02                -               -                -               -
Issuance of preferred stock
  ($100 per share)                                       02/02           10,000             100                -               -
Issuance of stock for price reset                        02/02                -               -        6,000,000           1,500
Value assigned to options issued to
  consultants                                            02/02                -               -                -               -
Modification of warrants issued                          02/02                -               -                -               -
Issuance of stock for consulting fees
  ($.55 per share)                                       03/02                -               -            3,000               1
Issuance of stock for consulting fees
  ($.64 per share)                                       03/02                -               -            3,902               1
Issuance of preferred stock
  ($100 per share)                                       03/02            5,000              50                -               -
Value assigned to warrants issued for
  legal services                                         03/02                -               -                -               -
Offering cost - preferred stock                          03/02                -               -                -               -
Amortization of unearned compensation                    03/02                -               -                -               -
Net loss                                                                      -               -                -               -
                                                                     -----------     -----------      -----------     -----------
Balance - March 31, 2002                                                 15,000      $      150       71,680,648      $   17,921
                                                                     ===========     ===========      ===========     ===========

See accompanying notes to consolidated financial statements.

                                                               3

                                                 EUROTECH, LTD. AND SUBSIDIARIES
                                                  (A Development Stage Company)

                                         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                                           (UNAUDITED)

                                            FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                                       Treasury Stock              Additional
                                                                -----------------------------        Paid-in           Unearned
                                                                   Shares           Amount           Capital         Compensation
                                                                -----------      ------------      ------------      ------------

For the Three Months Ended March 31, 2002
-----------------------------------------

Balance - December 31, 2001                                     (3,531,976)      $(8,477,721)      $61,998,255       $  (131,911)
Issuance of stock on conversion of
  convertible debentures including interest
  and penalties ($.60 per share)                                         -                 -         3,572,919                 -
Value assigned to warrants issued on
  conversion of convertible debentures                                   -                 -           390,000                 -
Issuance of preferred stock ($100 per share)                             -                 -           999,900                 -
Issuance of stock for price reset                                        -                 -            (1,500)                -
Value assigned to options issued to
  consultants                                                            -                 -           490,000          (490,000)
Modification of warrants issued                                          -                 -            77,000                 -
Issuance of stock for consulting fees
  ($.55 per share)                                                       -                 -             1,649                 -
Issuance of stock for consulting fees
  ($.64 per share)                                                       -                 -             2,499                 -
Issuance of preferred stock ($100 per share)                             -                 -           499,950                 -
Value assigned to warrants issued for
  legal services                                                         -                 -            47,250                 -
Offering cost - preferred stock                                          -                 -          (149,620)                -
Amortization of unearned compensation                                    -                 -                 -           316,234
Net loss                                                                 -                 -                 -                 -
                                                                -----------      ------------      ------------      ------------
Balance - March 31, 2002                                        (3,531,976)      $(8,477,721)      $67,928,302       $  (305,677)
                                                                ===========      ============      ============      ============

See accompanying notes to consolidated financial statements.

                                                                4

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                   (UNAUDITED)

                    FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                   Deficit
                                                  Accumulated
                                                  During the
                                                  Development
                                                     Stage             Total
                                                  ------------      -----------

For the Three Months Ended March 31, 2002
-----------------------------------------

Balance - December 31, 2001                       $(49,370,930)     $ 4,032,612
Issuance of stock on conversion of
  convertible debentures including interest
  and penalties ($.60 per share)                             -        3,574,419
Value assigned to warrants issued on
  conversion of convertible debentures                       -          390,000
Issuance of preferred stock
  ($100 per share)                                           -        1,000,000
Issuance of stock for price reset                            -            -
Value assigned to options issued to
  consultants                                                -            -
Modification of warrants issued                              -           77,000
Issuance of stock for consulting fees
  ($.55 per share)                                           -            1,650
Issuance of stock for consulting fees
  ($.64 per share)                                           -            2,500
Issuance of preferred stock ($100 per share)                 -          500,000
Value assigned to warrants issued for
  legal services                                             -           47,250
Offering cost - preferred stock                              -         (149,620)
Amortization of unearned compensation                        -          316,234
Net loss                                            (3,061,153)      (3,061,153)
                                                  -------------     ------------
Balance - March 31, 2002                          $(52,432,083)     $ 6,730,892
                                                  =============     ============

See accompanying notes to consolidated financial statements.

                                               EUROTECH, LTD. AND SUBSIDIARIES
                                                (A Development Stage Company)

                                            CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                         (UNAUDITED)

                                                                         For the Three Months Ended            For the Period
                                                                                  March 31,                    from Inception
                                                                      --------------------------------        (May 26, 1995) to
                                                                          2002                2001             March 31, 2002
                                                                      ------------        ------------        -----------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                            $(3,061,153)        $(2,151,027)          $(52,432,083)
  Adjustments to reconcile net loss to
    net cash used in operating activities:
      Depreciation and amortization                                       541,768             415,565              4,230,707
      Amortization of deferred and unearned financing
        costs                                                                   -                   -             13,276,619
      Stock issued for license                                                  -                   -                 37,500
      Compensatory element of stock issuances                             444,634              37,895              5,812,788
      Debt conversion expenses                                            390,000                   -                390,000
      Issuance of stock in settlement of litigation                             -                   -                456,278

   Changes in Assets (Increase) Decrease:
     Accounts receivable                                                  (53,850)                  -                (53,850)
     Prepaid expenses                                                     108,329              30,497               (145,511)
     Other assets                                                               -              (3,606)              (224,039)
   Changes in Liabilities Increase (Decrease):
     Accrued liabilities                                                  353,595            (301,415)             3,077,193
                                                                      ------------        ------------          -------------
   NET CASH USED IN OPERATING ACTIVITIES                               (1,276,677)         (1,972,091)           (25,574,398)
                                                                      ------------        ------------          -------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                          -             (37,245)              (286,578)
  Patent costs                                                                  -               -                    (31,358)
                                                                      ------------        ------------          -------------
   NET CASH USED IN INVESTING ACTIVITIES                                        -             (37,245)              (317,936)
                                                                      ------------        ------------          -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from exercise of stock options                                       -                   -                 16,650
  Net proceeds from issuance of common stock                                    -           1,250,000             26,776,970
  Net proceeds from issuance of Series A non-voting
   3% convertible preferred stock                                       1,350,380                   -              1,350,380
  Proceeds from exercise of warrants                                            -              55,000                819,500
  Offering costs                                                                -                   -                 (2,898)
  Repayment by stockholders                                                     -                   -                  3,000
  Proceeds from Convertible Debentures                                          -                   -              7,000,000
  Repayment of Convertible Debentures                                           -            (500,000)              (500,000)
  Proceeds from notes payable                                                   -                   -                450,000
  Repayment of notes payable                                                    -                   -               (400,000)
  Proceeds from bridge notes                                                    -                   -              2,000,000
  Repayment of bridge notes                                                     -                   -             (2,000,000)
  Borrowings from stockholders                                                  -                   -                561,140
  Repayment to stockholders                                                     -                   -               (561,140)
  Deferred financing costs                                                      -                   -               (604,150)
  Purchase of treasury stock                                                    -                   -             (8,478,069)
                                                                      ------------        ------------          -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                               1,350,380             805,000             26,431,383
                                                                      ------------        ------------          -------------
INCREASE (DECREASE) IN CASH                                                73,703          (1,204,336)               539,049

CASH AND CASH EQUIVALENTS - BEGINNING                                     465,346           2,969,106                      -
                                                                      ------------        ------------          -------------
CASH AND CASH EQUIVALENTS - ENDING                                    $   539,049         $ 1,764,770           $    539,049
                                                                      ============        ============          =============

See accompanying notes to consolidated financial statements.

                                                              6

                                                EUROTECH, LTD. AND SUBSIDIARIES
                                                 (A Development Stage Company)

                                             CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                          (UNAUDITED)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
------------------------------------------------

                                                                        For the Three Months Ended             For the Period
                                                                                 March 31,                     From Inception
                                                                      ----------------------------            (May 26, 1995) to
                                                                          2002             2001                March 31, 2002
                                                                      -----------      -----------            -----------------
  Cash paid during the year for:
    Interest                                                          $          -        $    43,889           $    824,691
                                                                      =============       ============          =============
    Income taxes                                                      $          -        $         -           $          -
                                                                      =============       ============          =============

SUPPLEMENTAL DISCLOSURE OF FINANCING INFORMATION:
------------------------------------------------
  Consulting, legal, financing costs, commissions and
    accrued expenses satisfied by issuance of common
    stock and stock options                                           $    149,620        $         -           $  2,705,353
                                                                      =============       ============          =============
  Purchase of license                                                 $          -        $         -           $     37,500
                                                                      =============       ============          =============
  Acquisition of technology rights by issuance of
    common stock                                                      $          -        $         -           $ 10,547,688
                                                                      =============       ============          =============
  Conversion of convertible debentures, interest and
    penalties to common stock                                         $  3,574,419        $         -           $  5,475,840
                                                                      =============       ============          =============
  Notes payable and accrued interest satisfied by
    issuance of common stock                                          $          -        $         -           $     66,489
                                                                      =============       ============          =============

See accompanying notes to consolidated financial statements.

                                                               7

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE  1 -  DESCRIPTION OF COMPANY AND BASIS OF PRESENTATION

Eurotech, Ltd. and Subsidiaries (the "Company") was incorporated under the laws of the District of Columbia on May 26, 1995. The Company is a development-stage technology transfer, holding, marketing and management company, formed to commercialize new or existing but previously unrecognized technologies, with a particular current emphasis on technologies developed by prominent research institutes and individual researchers in the former Soviet Union and in Israel, and to license those technologies for business and other commercial applications principally in the United States, Western and Central Europe, Ukraine, and Russia. Since the Company's formation, it has acquired development and marketing rights to a number of technologies by purchase, assignments, and licensing arrangements. The Company intends to operate its business by licensing its technologies to end-users, by selling products incorporating these technologies, and through development and operating joint ventures and strategic alliances. To date, the Company has not generated any substantial revenues from operations.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation, have been included. Operating results for the three-month period ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

The consolidated balance sheet at December 31, 2001 has been derived from the audited consolidated financial statements at that date, but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001.

NOTE  2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE  2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Consolidation Policy
--------------------

The accompanying consolidated financial statements include the accounts of the Company and a majority-owned subsidiary, Crypto.com, Inc. ("Crypto"). All significant intercompany balances and transactions have been eliminated.

Equity Method of Accounting for Unconsolidated Foreign Affiliates
-----------------------------------------------------------------

Investment in companies in which the Company has a 20% to 50% interest and has the ability to exercise significant influence over operating and financial policies are accounted for on the equity method. In addition, investments in Israeli-based technology companies, in which the Company has a 52% to 57% interest in, have been accounted for under the equity method because the Company does not have sufficient control in order to consolidate such entities. However, as of March 31, 2002, such investees do not have any revenue nor any significant assets and liabilities.

At March 31, 2002, investments in companies accounted for under the equity method consist of the following foreign companies, which are located in Israel:

                           Chemonol, Ltd. ("Chemonol")               57%
                           Rademate, Ltd. ("Rademate")               52%
                           Comsyntech, Ltd. ("Comsyntech")           52%
                           Remptech, Ltd. ("Remptech")               50%
                           Sorbtech, Ltd. ("Sorbtech")               52%
                           Amsil, Ltd. ("Amsil")                     52%
                           Corpem, Ltd. ("Corpem")                   20%

Research and Development
------------------------

Research and development expenditures are charged to expense as incurred, unless they are reimbursed under specific contracts. The Company capitalizes costs related to acquired technologies that have achieved technological feasibility and have alternative uses. Acquired technologies, which are in process at the date of acquisition or have no alternative uses are expensed as research and development costs. Losses incurred on the equity basis in the Company's interest in seven Israeli research and development companies are included in research and development expense. The Company recognizes its share of losses from Israeli investees during the quarter that the funding payments are made.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising
-----------

Advertising costs are charged to operations when incurred. Advertising expense was $-0-, $-0-, and $11,137, respectively, for the three months ended March 31, 2002, 2001, and for the period from inception (May 26, 1995) to March 31, 2002, respectively.

Rent Expense
------------

Rent expense for all premise operating leases was approximately $61,900 and $47,790 for the three months ended March 31, 2002 and 2001, respectively.

Reclassifications
-----------------

Certain prior year balances have been reclassified to conform with the current year presentation.

Impact of Recently Issued Accounting Standards
----------------------------------------------

In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations," which supercedes Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations." SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The provisions of SFAS 141 have been adopted as of July 1, 2001. The implementation of this standard did not have an impact on the Company's results of operations and financial position.

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. Certain provisions shall also be applied to acquisitions initiated subsequent to June 30, 2001. SFAS 142 supercedes APB Opinion No. 17, "Intangible Assets," and requires, among other things, the discontinuance of amortization related to goodwill and indefinite lived intangible assets. These assets will then be subject to an impairment test at least annually. The implementation of this standard did not have an impact on the Company's results of operations and financial position.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impact of Recently Issued Accounting Standards (Continued)
----------------------------------------------

In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets," which supercedes Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" and certain provisions of APB Opinion No. 30, "Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." SFAS 144 requires that long-lived assets to be disposed of by sale, including discontinued operations, be measured at the lower of carrying amount or fair value, less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS 144 also broadens the reporting requirements of discontinued operations to include all components of an entity that have operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity. The provisions of SFAS 144 are effective for fiscal years beginning after December 15, 2001. The implementation of this standard did not have an impact on the Company's results of operations and financial position.

NOTE 3 - 8% CONVERTIBLE DEBENTURES

On January 9, 2002, the Company converted $3,000,000 principal amount of February 1998 Convertible Debentures, plus the amount of all accrued and unpaid interest aggregating $574,419, due February 23, 2002, into 6,000,369 shares of the Company's common stock in full satisfaction of the debentures. In connection with the conversion, the Company issued a warrant to purchase 500,000 shares of common stock at an exercise price of $1.00 per share. The warrants are exercisable over five years. The warrants were valued at $390,000 based on the Black-Scholes option pricing model and such amount was recorded as a debt conversion expense as of March 31, 2002.

NOTE 4 - ACCOUNTS PAYABLE AND OTHER CURRENT LIABILITIES

Accounts payable and other current liabilities consist of the following:

                                  At March 31, 2002        At December 31, 2001
                                  -----------------        -------------------

            Interest                  $    8,063                $  547,953

            Professional fees            258,471                    53,475

            Consulting fees              245,770                   138,420

            Other                        152,079                   145,359
                                      ----------                ----------
                                      $  664,383                $  885,207
                                      ==========                ==========

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE  5 - STOCKHOLDERS' EQUITY

Convertible Preferred Stock
---------------------------

On February 1, 2002, the Company amended its Articles of Incorporation to designate 25,000 of its 5,000,000 authorized preferred stock as a "Series A 3% Convertible Preferred Stock," par value $.01 per share, with a liquidation preference of $100 per share. In February 2002, the Company entered into a securities purchase agreement with Woodward LLC to purchase 25,000 Series A 3% Convertible Preferred shares for $2,500,000, less expenses and commissions. The Company received $1,000,000 at the closing date. Woodward purchased an additional $500,000 of the commitment amount in two partial payments on March 12 and March 22, 2002. Woodward also advanced $200,000 of the commitment in advance of the next closing date and the remaining balance of $800,000 is to be paid in installments of not more than $500,000, payable in May, 2002 and November 2002.

The holder of the designated series shares is entitled to receive dividends at a rate of three percent per annum of the liquidation preference of $100 per share, which is fully cumulative. The dividends on the designated series shares accrue from the date of issuance of each share and are payable semi-annually on June 30 and December 30 of each year, commencing on June 30, 2002. The dividends on the designated series shares are payable only when, as and if declared by the Board of Directors out of funds legally available.

The holder of the designated series shares has no voting rights. As of September 1, 2002, each designated series share can be converted to fully paid and non-assessable shares of common stock, at the option of the holder by dividing $.50 into the liquidation preference. At conversion, all accrued or declared, but unpaid dividends on the designated shares of Series A 3% Convertible Preferred Stock have the option to be paid in cash or in common stock. Under a repricing rights agreement dated February 1, 2002, common shares issued upon conversion are subject to monthly repricing on or after October 1, 2002, if the average bid price for any lowest five business days during the repricing period is not equal or greater than $3.618. For example, if on December 1, 2002 all of the 25,000 preferred shares were converted into common shares and the put price per share of the Company's common stock was $.25 per share, or $1.00, or $3.618, then under these scenarios, the Company would be required to issue the following number of common shares:

                                             Put Price of Common Stock At
                                         -------------------------------------
                                            $0.25         $1.00       $3.618
                                         ----------    ----------    ---------

    Initial shares upon conversion        5,000,000     5,000,000    5,000,000

    Repricing shares upon conversion     67,360,000    13,090,000            -
                                         -----------   -----------   ----------
        Total Shares                     72,360,000    18,090,000    5,000,000
                                         ===========   ===========   ==========

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 5 - STOCKHOLDERS' EQUITY (Continued)

Convertible Preferred Stock (Continued)
---------------------------

The Company is not obligated to issue any additional shares under this repricing rights agreement until shareholder approval is received to increase the authorized shares of common stock to at least 200,000,000.

Pursuant to a registration rights agreement dated February 1, 2002, the purchaser of the Series A convertible preferred stock was granted mandatory registration rights. The Company must file a registration statement with the SEC no later than May 20, 2002 and such statement must be declared effective on or before August 20, 2002. If the registration statement covering the registrable securities is not filed in proper form with the SEC by the required filing date or becomes effective after August 20, 2002, the Company will be required to pay certain penalties (the Company will be required to pay certain penalties to the purchaser equal to 2% of the stated value of the Preferred Stock held by Woodward (pro rated) for the first 30 day period late and 3% of the stated value of the Preferred Stock held by Woodward (pro rated) for each 30 day period thereafter) to the purchaser.

Under certain circumstances, the Company, at its option, may redeem the Series A convertible preferred stock at $732.60 per share.

Common Stock Transactions
-------------------------

On January 9, 2002, the Company issued 6,000,369 shares of its common stock from the conversion of $3,000,000 principal amount of February 1998 convertible debentures, plus the amount of all accrued and unpaid interest, totalling $3,574,419.

As of March 31, 2002, the Company issued 3,000 shares of its common stock as consideration for consulting services performed by a consulting company totalling $1,650.

As of March 31, 2002, the Company issued 3,902 shares of its common stock as consideration for consulting services performed by a consultant at $.64 per share, totalling $2,500.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 5 - STOCKHOLDERS' EQUITY (Continued)

Amendment to Woodward LLC Agreements
------------------------------------

On February 1, 2002, the Company and Woodward LLC entered into an agreement to extend and modify their existing agreement, as further amended and modified effective as of April 12, 2002 as follows:

o The parties have agreed that all repricing periods applicable to the April 2000 Agreement have been satisfied subject to possible future adjustments of the sixth repricing period in May 2002. There remain three repricing periods from the March 2001 Agreement which expire in August 2002 as a result of which the Company may be required to issue to Woodward LLC additional shares of common stock in the proportion to which the outstanding shares trading during the specified repricing period below the $3.76 target price.

o On February 1, 2002, the Company issued to Woodward LLC 6,000,000 shares of its common stock and, effective as of April 12, 2002, the Company committed to issue an additional 6,100,000 shares of its common stock in satisfaction of the sixth and final repricing period pursuant to the April 2000 Agreement. If the actual shares to be issued which will be determined in May 2002 are less or greater than the 6,100,000 shares, the Company will apply the difference to the next three pricing periods pursuant to the March 2001 Agreement in three equal installments.

o The exercise price of the two warrants that were previously issued to Woodward LLC for 200,000 and 500,000 shares, respectively, was reduced to $1.00 per share.

o The Company has agreed to authorize and reserve for issuance, free from pre-emptive rights, 10,000,000 shares of common stock for purposes of issuance of the shares for the above repricing agreement. Upon the amendment of its articles of incorporation, the number of shares to be reserved for this repricing agreement will increase to 20,000,000.

New Equity Agreement
--------------------

In February of 2002, the Company entered into a Private Equity Agreement with an investor under which the Company, at its option, could put shares to the investor to sell up to $10 million of its common shares. The common shares to be sold must be registered to commence the sales of common stock under this agreement. Each sale is limited to the lesser of $1 million or two hundred percent of the weighted average volume for the twenty trading days immediately preceding the put date and each sale is subject to certain other restrictions. The initial sale price of the common stock is based on 90% of the average of the lowest three days closing prices of its common stock during the 10 trading days immediately following the put date.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 5 - STOCKHOLDERS' EQUITY (Continued)

Warrants
--------

In January 2002, in connection with the conversion of $3,000,000 principal of February 1998 convertible debentures, plus the amount of all accrued and unpaid interest, the Company issued warrants to purchase 500,000 shares of its common stock at an exercise price of $1.00. The amounts vested immediately and expire in five years from the grant date. The fair value of stock warrants estimated on the date of grant using the Black-Scholes option pricing model was $.78, or $390,000 which was charged to debt conversion expense during the three months ended March 31, 2002.

In March 2002, in connection with legal services provided, the Company issued the attorney firm warrants to purchase 225,000 shares of common stock at an exercise price of $.44. The fair market value of the stock warrants estimated on the date of grant using the Black-Scholes option pricing model was $.21, or $47,250, which was charged to operations during the three months ended March 31, 2002. The warrants are exercisable over a ten-year period.

New Stock Option Plan
---------------------

The Company's 2002 Stock Option Plan was adopted by the Board of Directors of the Company on April 30, 2002 subject to Shareholder approval. Under the Option Plan, a total of 6,000,000 shares of the Company's common stock, subject to certain adjustments, are reserved for issuance upon the exercise of options. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options to Employees, Outside Directors and Consultants.

Options Granted Outside the Plan
--------------------------------

In February 2002, pursuant to employment agreements, two employees were issued non-qualified stock options to purchase a total of 2,300,000 common shares at an exercise price of $.50 per share. The options are exercisable over a ten-year period.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 5 - STOCKHOLDERS' EQUITY (Continued)

Options Granted Outside the Plan (Continued)
--------------------------------

In February 2002, pursuant to a consulting agreement, Verdi Consultants, Inc., a company affiliated with our Vice-Chairman, Chad A. Verdi, was issued non-qualified stock options to purchase a total of 1,000,000 common shares at an exercise price of $.50 per share. The options are exercisable over a ten-year period. The fair value of stock options estimated on the date of grant using the Black-Scholes option pricing model was $.49, or $490,000, of which $272,973 was charged to operations during the three months ended March 31, 2002.

                                                                                                             Weighted
                                                                    Weighted           Outside the            Average
                                            Under the Plans         Average               Plans              Exercise
                                             Stock Options       Exercise Price        Stock Options           Price
                                            --------------       --------------      ----------------       ----------
Balance at December 31, 2001                  1,062,500              $1.65                 325,000            $ 2.85
  Granted                                         -                    -                 3,300,000               .50
  Exercised                                       -                    -                      -                  -
  Cancelled                                       -                    -                      -                  -
                                              ---------              -----               ---------            ------
Balance at March 31, 2002                     1,062,500              $1.65               3,625,000            $  .71
                                              =========              =====               =========            ======

The exercise price for options outstanding as of March 31, 2002 ranged from $.33 to $4.00.

In compliance with SFAS No. 123, the Company has elected to provide the pro forma disclosure of net income (loss) and earnings per share as if the fair value based method had been applied to the Company's financial statements due to the Company's continuation of its use of APB Opinion No. 25. As such, the Company's net loss and loss per share for the three months ended March 31, 2002, adjusted to reflect pro forma amounts, are indicated below:

                                                             Three Months Ended
                                                               March 31, 2002
                                                             ------------------
                Net loss:
                 As reported                                     $(3,061,153)
                 Pro forma                                       $(4,188,153)

                Basic and diluted loss per share:
                 As reported                                     $      (.05)
                 Pro forma                                       $      (.07)

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 5 - STOCKHOLDERS' EQUITY (Continued)

Options Granted Outside the Plan (Continued)
--------------------------------

The fair value of stock options granted in 2002 was estimated on the date of grant using the Black-Scholes option pricing model. The weighted average fair value and related assumptions were:

                                                            March 31, 2002
                                                            --------------
                Weighted average fair value                      $0.49
                Expected volatility                             142.87%
                Risk-free interest rate                              5%
                Expected life                                  10 years

Earnings Per Share
------------------

Securities that could potentially dilute basic earnings per share ("EPS") in the future, and that were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented, consist of the following:

      Options to purchase common stock                               4,687,500
      Warrants to purchase common stock                              3,683,000
      Repricing rights provisions based on $.25 price
        per share (4,350,000 shares issued in April 2002)           22,565,000
      25,000 shares of Series A non-voting, 3%
        convertible preferred stock based on $.25 price
        per share                                                   72,360,000
                                                                   ------------
      Total as of March 31, 2002                                   103,295,500
                                                                   ============
      Subsequent issuance after March 31, 2002 through
        April 30, 2002:

          Grant of options to purchase common stock                    249,000
                                                                   ============

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 6 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS

New Employment and Consultant Agreement
---------------------------------------

On February 28, 2002, the Company entered into an Employment Agreement with its new Chairman and Executive Vice President Don Hahnfeldt. Under the terms of the agreement, the Company is to pay to Mr. Hahnfeldt a salary equal to $15,000 per month, plus benefits. The agreement is for a term of two years and provides for a severance payment in the amount of $180,000 and immediate vesting of all stock options in the event his employment is terminated without cause. Mr. Hahnfeldt was granted options to acquire 1,000,000 shares of the Company's common stock, of which 500,000 shall vest immediately and the remaining 500,000 shall vest equally over a 24 month period beginning March 1, 2002 and are exercisable only in the event that the Company increases the number of authorized shares of common stock to at least 130,000,000 shares. The options are exercisable at the fair market value at the date of the grant of $0.50 per share. All stock options expire on February 28, 2012.

On February 28, 2002, the Company entered into an Employment Agreement with its new President and Chief Executive Officer Todd J. Broms. Under the terms of the agreement, the Company is to pay to Mr. Broms a salary equal to $210,000 per year. The agreement is for a term of two years and provides for a severance payment in the amount of $210,000 and immediate vesting of all stock options in the event his employment is terminated without cause. Pursuant to Mr. Broms' instructions, Mr. Broms' designee was granted options to acquire 1,300,000 shares of the Company's common stock, of which 675,000 shall vest immediately and the remaining 625,000 shall vest equally over a 24 month period beginning March 1, 2002 and are exercisable only in the event that the Company increases the number of authorized shares of common stock to at least 130,000,000 shares. The options are exercisable at the fair market value at the date of the grant of $0.50 per share. The options expire on February 28, 2012.

On February 28, 2002, the Company entered into a Consulting Agreement with Verdi Consultants, Inc., a company affiliated with our Vice-Chairman, Chad A. Verdi. Under the terms of the agreement, the Company is to pay to Verdi Consultants, Inc. a consulting fee equal to $15,000 plus expense allowance of $2,750 of additional benefits per month. The agreement is for a term of three years and provides for a severance payment in the amount of $180,000 and immediate vesting of all stock options in the event the consulting agreement is terminated without cause. Verdi Consultants, Inc. was granted options to acquire 1,000,000 shares of the Company's common stock, of which 125,000 shall vest immediately and the remaining 875,000 shall vest equally over a 24 month period beginning March 1, 2002 and are exercisable only in the event that the Company increases the number of authorized shares of common stock to at least 130,000,000 shares. The options are exercisable at the fair market value at the date of the grant of $0.50 per share. All stock options expire on February 28, 2012.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 6 - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS (Continued)

Risk of Environmental Liability; Present Lack of Environmental Liability
------------------------------------------------------------------------
Self Insurance
--------------

The Company's radioactive contaminant technology is subject to numerous national and local laws and regulations relating to the storage, handling, emission, transportation and discharge of such materials, and the use of specialized technical equipment in the processing of such materials. There is always the risk that such materials might be mishandled, or that there might be equipment or technology failures, which could result in significant claims for personal injury, property damage, and clean-up or remediation. Any such claims against the Company could have a material adverse effect on the Company. The Company does not presently carry any environmental liability insurance, and may be required to obtain such insurance in the future in amounts that are not presently predictable. There can be no assurance that such insurance will provide coverage against all claims, and claims may be made against the Company (even if covered by insurance policies) for amounts substantially in excess of applicable policy limits. Any such event could have a material adverse effect on the Company.

Concentration of Credit Risk
----------------------------

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash, which is at one bank. Future concentration of credit risk may arise from trade accounts receivable. Ongoing credit evaluations of customers' financial condition will be performed and, generally, no collateral will be required.

Business Risks
--------------

The Company requires additional funds to commercialize its technologies and continue research and development efforts. Until the commencement of sales, the Company will have no operating revenues, but will continue to incur substantial expenses and operating losses. No assurances can be given that the Company can complete development of any technology not yet completely developed or that, with respect to any technology that is fully developed, products incorporating the technology can be manufactured on a large scale basis or at a feasible cost. Further, no assurance can be given that any technology will receive market acceptance. Being a development-stage entity, the Company is subject to all the risks inherent in the establishment of a new enterprise and the marketing and manufacturing of a new product, many of which risks are beyond the control of the Company.

                         EUROTECH, LTD. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 7 - SUBSEQUENT EVENTS

Amendment to Woodward LLC Repricing Rights Agreements
-----------------------------------------------------

Pursuant to an amendment effective as of April 12, 2002 to a Repricing Rights Agreement dated February 1, 2002, the 2,500,000 shares delivered, pursuant to a letter agreement dated December 28, 2001, the 6,000,000 shares delivered, pursuant to the Repricing Rights Agreement, and the commitment to issue 6,100,000 shares, pursuant to the Repricing Rights Agreement, shall be deemed in full satisfaction by the Company of its obligations, with respect to the second, third, fourth, fifth and sixth repricing periods. Also, in April 2002, the Company issued 4,350,000 additional shares to Woodward LLC as a partial payment of the 6,100,000 share commitment to Woodward LLC with respect to the sixth repricing period (May 1, 2002).

New Advisory Agreement
----------------------

On April 29, 2002, the Company entered into a six-month advisory agreement with a consulting company, pursuant to which this entity will assist the Company in evaluating possibilities for improving capital structure and strategic alternatives. In addition, the entity, from time to time, may be requested to assist the Chief Executive Officer of the Company with other activities. The Company agreed to pay $5,000 per week for the duration of the agreement. The Company has also agreed to issue the entity non-qualified 10-year stock option grant to purchase 249,000 shares of the common stock of the Company at the rate of 41,500 shares for each full calendar month the entity is retained by the Company. The exercise price is equal to the average closing bid price of the Company's shares on three trading days prior to its vesting date.

                                   EXHIBIT F

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
         OF OPERATIONS.

         The following is a discussion of our financial condition, results of our operations and liquidity. This discussion should be read together with our financial statements and notes included in this report in response to Item 8 below.

         Certain information in this report, including the following discussion, may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends the disclosure in these sections and throughout the Annual Report on Form 10-K to be covered by the safe harbor provisions for forward-looking statements. All statements regarding the Company's expected financial position and operating results, its business strategy, its financing plans, and the outcome of any contingencies are forward-looking statements. These statements can sometimes be identified by the Company's use of forward-looking words such as "may," "believe," "plan," "will," "anticipate," "estimate," "expect," "intend" and other phrases of similar meaning. Known and unknown risks, uncertainties, and other factors could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on various factors and was derived using numerous assumptions.

                Important Factors that Might Affect Our Business,
                  Our Results Of Operations and Our Stock Price

         Although the Company believes that its expectations that are expressed in these forward-looking statements are reasonable, the Company cannot promise that its expectations will turn out to be correct. The Company's actual results could be materially different from its expectations, due to a variety of factors, including the following:

     o We may not in fact be able to sell significant quantities or profitably commercialize EKOR(TM) or any of our other technologies. Expressions of interest from potential customers and ongoing negotiations may not result in actual agreements or generation of revenues in the time frame we envision, if at all.
     o We have a limited operating history and, therefore, little history on which to base any forecasts.
     o We have incurred substantial operating losses and risk never making any money.
     o Shareholders face substantial dilution of their equity ownership percentage if our Series A 3% Convertible Preferred Stock is converted, if more of our outstanding options and warrants are exercised, or if more of the shares that we have issued during 2000 and 2001 are repriced or if we have to issue more shares to raise capital. The extent of potential dilution depends significantly on the market price of our outstanding shares and may cause significant dilution in the value of your investment.
     o There is a risk that the Company will be unable to meet the conditions necessary to close the remaining three closing dates pursuant to the $2,500,000 Woodward, LLC Commitment.
     o There is a risk that the Company will be unable to meet the requirements necessary to permit any sales of its stock pursuant to the J&K Private Equity Agreement.
     o There is a risk that the Company may not be able to obtaining future financing due to certain rights given to J&K and Woodward, which other investors may find to be prohibitive.
     o There is a risk that the market will not accept any or many of our products and technologies.
     o We face unknown environmental liability risks, and we don't carry environmental liability insurance.
     o Environmental regulation in various countries may prevent the cost-effective application of some or all of our technologies.
     o Department of Commerce controls or other governmental control of our encryption technology may negatively impact our ability to sell or transfer our technology.
     o We may be subject to significant competition and the existence or development of preferred technologies, which may keep us from selling our products and technologies at a profit or at all.
     o Certain of our Israel-based technologies are based and primarily dependent on the efforts of Dr. Figovsky. If Dr. Figovsky were to cease his association with the Company or if Dr. Figovsky were to die or become incapacitated, this might have an adverse affect on the operations and commercialization of certain of our technologies.
     o Our proprietary technology and patents may not give us adequate protection, therefore others may be able to develop similar technologies or may not allow us to apply our technologies, either at all or without paying license fees.
     o   Our common stock may cease to be listed on the American Stock Exchange.
     o We may run out of money before we begin to generate cash flow from operations and we may not be able to obtain needed financing.

         Forward-looking statements included in this Report speak only as of the date of this Report and we do not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

OVERVIEW

         We are a development stage company acquiring and developing differentiated emerging technology assets. We enhance these assets by managing comprehensive engineering and scientific development programs designed to create a complete vertically integrated array of solutions. We commercialize these assets using various financial and transactional vehicles including: technology transfer, licensing, joint venture, and distribution agreements. Our current emphasis is on technologies developed by prominent research institutes and individual researchers primarily in the former Soviet Union/Israel or by independent research organizations in the United States. Since our formation, we have acquired selected technologies through equity investments, assignments, and licensing arrangements.

         In the following paragraphs, we will attempt to provide you with a picture of where we stand on the various technologies on which we are currently working. These technologies are described in detail in Part I, Item 1of this report.

         We are not a subsidiary of another corporation, entity, or other person. We do not have any subsidiaries except to the extent that Israeli start-up companies in which we have invested and in the equity of which we hold a greater than 50% equity interest, and a U.S. company that we control, may be deemed to be subsidiaries.

         In the first quarter 2001, we grouped for management purposes most of our technologies other than EKOR(TM) and Crypto.com in what we call our Advanced Performance Materials (APM) Division. The approach of APM is to concentrate financial and human resources in the first instance on the commercialization of those technologies that we have determined offer the most immediate promise in terms of size of market and potential market acceptance. We comment below on the status of these technologies in accordance with our current order of priority. In the second quarter 2001, we organized what we call our Nuclear and Environmental Technology Solutions (NETS) Division. NETS aims to acquire and implement technologies needed for global remediation and monitoring of contaminated areas, including management of hazardous materials, or for exploration of the environment in search of needed minerals or other resources. At this time, NETS includes the EKOR(TM) family of products, Rad-X(TM) and the sub-surface remote sensing technologies, but it is expected in the future to include other technologies. In the fourth quarter 2001, we organized the Security & Safeguards Division (S&S) to manage the technologies we have that relate to personal, corporate, and national security. S&S includes the Crypto encryption technology and inspection technology for containers that can detect explosives and other hazardous materials. The organization of these three operational units recognizes the diverse markets and objectives of our technologies and allows budgeting and strategic planning to be tightly focused. The following discussion of technologies is grouped by division or segment.

NUCLEAR & ENVIRONMENTAL TECHNOLOGY SOLUTIONS (NETS)

1. EKOR(TM) - In 2001, we successfully completed transfer of the technology to make EKOR(TM) products in the United States. The Company's manufacturing licensee for EKOR(TM), NuSil Technologies, is now producing EKOR(TM) under agreement with us at its facilities in California. This agreement will allow EKOR(TM) materials to be manufactured in volumes sufficient to support initial EKOR(TM) sales both in the USA and outside the USA. We contemplate developing more local production in Europe and Asia as increased demand provides favorable production economics. Testing performed on the US-produced material validated EKOR's expected performance and provided information required by contractors at Department of Energy (DOE) sites. We will continue to perform testing on additional product forms of EKOR(TM) in 2002.

         In March 2001, the EKOR(TM) family of products was presented to waste management professionals from around the world at the annual Waste Management Symposium in Tucson, Arizona. The reception and interest in EKOR(TM) were excellent.

         For expansion in 2001 we budgeted approximately $1,800,000 on consulting fees, testing, application procedures, and equipment development, dedicated staff resources, and other expenses related to the marketing of EKOR(TM) products, of which we spent about $1,444,000. The lower expenditures reflect the slowness of the market to develop, requiring less resources. In the second quarter of 2001, we performed bench-scale tests at three Department of Energy (DOE) sites and received one order ($7,500) for a full-scale demonstration at a DOE-funded facility in Ohio. In the third quarter, we performed full-scale demonstrations on non-contaminated materials at the Savannah River Site (SRS) in South Carolina (paid for by Westinghouse Savannah River Company), the Battelle Laboratory in Columbus, Ohio (paid for by Battelle Memorial Institute), and in Santa Barbara, California for personnel from Rocky Flats Environmental Technology Site (RFETS, near Denver, Colorado). All demonstrations highlighted the ability of EKOR(TM) to coat a wide variety of materials successfully. These demonstrations provided feedback that enabled the Company to enhance existing formulations resulting in more efficient application systems and a more user-friendly product. The enhanced coating formulation, EKOR(TM) Sealer Plus, was delivered to the market in October. In August, Eurotech, in cooperation with COGEMA Engineering Corporation, presented a proposal to DOE's Office of River Protection at Richland, Washington, to evaluate EKOR(TM) as an alternate tank waste stabilization technology; talks are ongoing with DOE and their prime contractor on how the evaluation will be performed. In August, Eurotech signed an agreement with Waste Control Specialists LLC (WCS) to evaluate the use of EKOR(TM) on waste streams being processed by WCS. Testing was performed in October on several waste streams, and commercial strategies are being developed to focus on opportunities to macroencapsulate waste shipments from DOE starting in December 2001. EKOR(TM) was selected as a participant in the Large Scale Demonstration & Deployment Project (LSDDP) being funded by the DOE at the Idaho National Engineering & Environmental Laboratory (INEEL). We believe that the fourth quarter of 2001 was unfortunately marked by a general budget reassessment and work slowdown within the DOE due to a reprioritization of activities in the wake of the events of September 11th. The INEEL LSDDP, project planning on tank waste, and most other DOE-related activities were postponed until first quarter 2002. RFETS purchased a small quantity of EKOR(TM) Sealer Plus in November and was scheduled to perform a test on it in the first quarter 2002.

2. RAD-X(TM) - In the fourth quarter of 2001, NETS introduced a new fire-resistant contamination fixative to the market. Derived from our Firesil(TM) product, Rad-X(TM) is a complement to our EKOR(TM) product line and provides a low-cost alternative where long-life and long-term isolation are not concerns, but adhesion and fire-resistance are important. Those criteria apply to many contaminated facilities being dismantled and we anticipate a healthy growth of this product in 2002. A small initial quantity was sold in 2001, and several sites have indicated plans for purchase in first quarter 2002.

3. SUBSURFACE REMOTE SENSING TECHNOLOGIES - On September 25, 2001, we acquired from Trylon Metrics, Inc., the worldwide rights to patented remote sensing technologies, Electromagnetic Radiography(TM) and Acoustic Core(TM), for 2,500,000 shares of our common stock. We believe that this acquisition will both enhance our ability to market EKOR(TM) products and position Eurotech as a prime technology source for various environmental markets. We can now offer integrated environmental remediation products, and assessment and monitoring services throughout the life cycle of nuclear remediation and hazardous waste cleanup projects. EMR(TM) and Acoustic Core(TM) technologies provide 3D images of subsurface contaminants with a high degree of discrimination and precision. We believe these technologies offer large area coverage at high resolution and are significantly more cost effective than monitoring methods currently used for environmental assessments. In addition to the complementary benefits of these technologies for EKOR(TM) products, Acoustic Core(TM) was demonstrated to the U.S. Customs Service as capable of detecting plastic explosives. Research, which began in 1997 in collaboration with Battelle Memorial Institute, successfully tested Acoustic Core(TM) as capable of detecting C4 plastic explosives located within containers by non-intrusive methods; we believe markets for this technology exist in the security sector of our economy. The technologies have been proposed for use to the DOE as follow on Phase 2 work to be conducted at Hanford. There have also been proposals forwarded for oil exploration related activities. Three patent filings have been executed, which address the use of the technology in the area of marine geophysical exploration for oil and natural gas. Two large dredging and marine environmental projects based in the U.S. have been forwarded technical and pricing proposals for use of the technology in identification of marine sediment contaminants. The U. S. government General Accounting Office has identified one of these technologies for future use in continuing government research for detection and classification of land mines. The level of interest is significant and we expect to have paid demonstrations in the second quarter of 2002. Depending on the success of those demonstrations, we anticipate receiving orders for project implementation starting in the third quarter 2002. We are marketing to U.S. agencies (DOE, DOD and EPA) and companies either performing work for those agencies or responsible for cleanup activities being required by them. As our penetration of these markets increases, we anticipate interest from Western Europe and East Asia, with paid demonstrations in the fourth quarter 2002. The ability of AcousticCore(TM) and EMR(TM) in resource detection (oil, gas, minerals) will be explored in 2002, but will not be a priority. We may enter into licensing, contracted, or joint venture developments to facilitate the implementation of these technologies.

ADVANCED PERFORMANCE MATERIALS (APM)

1. HNIPU (Hybrid Non-Isocyanate Polyurethane) - In 1998, we purchased the HNIPU technology from the inventor, Dr. Oleg Figovsky. HNIPU is intended to be incorporated in commercial coatings, paints, adhesives, and foams as a replacement for conventional polyurethane binders. Research, development, and sample production activities have been performed by Chemonol, Ltd. an Israeli start-up company in which Eurotech holds majority ownership and to which Eurotech has funded these directed activities. A U.S. based international paint and coating company with annual revenue of approximately $2 billion and in the top ten (10) of global paint and coating producers has notified Eurotech of its interest in licensing worldwide exclusive rights for HNIPU use in its paint and coating products. Additionally, we had independently entered discussion with a subsidiary of this company for the technology transfer and toll production of HNIPU binder. As one of these companies is a wholly owned subsidiary, when we learned of the corporate relationship the offers were consolidated, and we have entered into formal negotiations with the corporate parent of these companies. A U.S.-based paint and coatings company ranked in the top 100 of North American producers has expressed interest in and requested rights to HNIPU for specific market segments and is interactively evaluating samples provided by Eurotech. Two multi-national companies in the personal care business had requested a linear variant of HNIPU. We are in discussions with one company for its evaluation and consideration of L-NIPU, but this is currently a low priority activity. Recently, we achieved a major milestone with the production of HNIPU rigid foam. At our direction, Chemonol prepared samples that have been submitted to a west coast aerospace manufacturer for analysis in lightweight structural applications. This firm has completed its preliminary analysis, which has provided useful data on product refinement and market needs. We have received a proposed joint research and development (R&D) and licensing agreement from a European company dominant in its field for worldwide exclusive rights to HNIPU foam for its specific market segment. The agreement provides for an initial period of joint R&D to tailor the foam to its unique product specifications with subsequent exclusive rights to its market segment. We have entered into negotiations with this company. Current marketing of the varied forms of HNIPU has been focused on Eurotech's strategic goal of licensing HNIPU technology for the purpose of receiving licensing fees and generating royalty revenue.

2. FIRESIL(TM) (Intumescent Fire-Stop Coating) - We have transferred this technology to a U.S.-based toll manufacturer and have produced Firesil successfully in the U.S. We have concluded that the product is cost-competitive with known alternatives. We have filed for the trademark FIRESIL(TM) and have initiated patent activity on interior and exterior formulations. The interior and exterior forms were subjected to the American Society for Testing and Material (ASTM) E-84 fire test by an accredited lab. Both passed with excellent results achieving Class A equivalent results. We are actively seeking licensing partners or buyers for this technology.

3. SPCE (Sulfochlorinated Polyethylene Coatings) - During 2001, we paid $30,000 of a committed $60,000 initial investment in Corpem, Ltd., a new Israeli start-up currently housed in the Ofek La'Oleh Jesre'el Valley Initiative Center under the Israeli incubator program, for which we will receive 20% of the equity of Corpem. Corpem will investigate the feasibility of water-based suspensions utilizing innovative cross-linking agents, which would result in non-toxic environmentally friendly, highly stable, crack resistant coatings for concrete, metal or rubber.

4. OTHER ISRAELI TECHNOLOGIES - We refer you to the description of our business in Part I, Item 1 of our 2001 Form 10-K Annual Report for a description of each of these technologies other than those discussed above; they are there identified as:

     o   Continuous Combustion Synthesis and Continuous Action Reactor
     o   Rapidly Bio-degradable Hydrophobic Material (RBHM)
     o Highly stable organomineral polymers based on quarternary ammonium silicates (QAS)
     o   Cobalt and nickel powders
     o   Polydiene Urethane Adhesives (Poly-D Adhesives) - Electronic Glues
     o   Kauton
     o   Hypocorr
     o   Anticorrosive Additives for Polymers (AAdd)
     o   Liquid Ebonite Mixtures (LEM)
     o   Rubber Concrete (RubCon)

We had no activity with respect to these technologies in the year of 2001.

RISKS RELATING TO OUR INTERESTS IN ISRAEL

Even though a majority of our current developmental efforts are not focused on our Israel-based subsidiaries, due to the current political and military developments, we believe that certain risks relating to our limited operations in Israel should be addressed. Some of the risks that might negatively impact our Israeli interests include:

     o Any future armed conflicts or political instability in the region would likely negatively affect local business conditions and harm our results of operations;

     o Our results of operations may be negatively affected by the obligation of our personnel or consultants to perform military service, where reservists may be called to duty in emergency situations; and

     o There might be changes to the policies underlying the grants our Israeli companies have received from the Law for the Encouragement of Capital Investments, 1959 Government of Israel through the Office of the Chief Scientist of the Ministry of Industry and Trade, or Chief Scientist.

SECURITY & SAFEGUARDS DIVISION (S&S)

1. CRYPTO.COM - During 2001 the Crypto.com mathematical concepts were further developed, analyzed, and evaluated for application to a range of commercial encryption needs. The inventor undertook the development of software demonstration models for the purpose of accelerating the marketing of the underlying technology to potential users. In the fourth quarter of 2001, preliminary discussions were initiated with Etelix, Inc. ("Etelix") for possible licensing of one of the Crypto.com variants. These discussions eventually led to the signing of an agreement in early January 2002 for the final development and delivery of the first Crypto.com commercial encryption software package. Upon successful adoption by Etelix of the to be delivered technology into Etelix's telecommunications platform, Eurotech will receive a licensing fee and royalties on future sublicensing by Etelix.

2. ACOUSTIC CORE NON-CONTACT INSPECTION TECHNOLOGY - During the third and fourth quarters of 2001, Eurotech undertook the marketing of the Acoustic Core(TM) technology for applications to the detection of illicit and hazardous materials, particularly for the detection of C4 plastic explosive. Contacts were made with manufacturers of existing security screening equipment, such as those used in airport terminals, for the purpose of licensing or joint venture development of enhanced screening equipment to routinely check for illicit and hazardous materials. Several demonstrations were conducted on the prototype Acoustic Core(TM) sensor system for commercial and governmental organizations. Late in the fourth quarter of 2001, in response to a call for new technologies to address urgent homeland security needs, Eurotech submitted four proposals to an Agency of the U.S. Government for the development of Acoustic Core(TM) based advanced detection systems.

OUR RESULTS OF OPERATIONS

COMPARISON OF 2001 AND 2000

         For the year ended December 31, 2001 and year ended December 31, 2000, we incurred operating losses of $8,783,000 and $9,770,000 respectively. The losses result principally from expenses incurred in the acquisition and development of our technologies, consulting costs, general and administrative expenses and the absence of revenues. The smaller loss in the 2001 period resulted principally from a reduction in research and development expenditures.

         In 2001, we recognized $19,000 in revenue from operations relating to demonstrations of EKOR(TM) and Firesil(TM) Products. Revenue for 2001 was from our demonstrations of EKOR(TM) and Firesil(TM) Products. For the year ended December 30, 2000, we had $350,000 of revenue from our completion of our sale of the TetraPak and Re-sealable Can Technologies to Advanced Technology Industries, Inc. (ATI, formerly the Kurchatov Research Holdings, Ltd.) pursuant to an agreement we entered into in 1999.

         Research and development expenses decreased by $2,263,000 to $747,000 for the year ended December 31, 2001 from $3,010,000 for the year ended December 31, 2000. During 2001, we spent $400,000 on further EKOR(TM) development and $374,000 on development of other technologies. We are continuing to fund the commercialization of EKOR(TM), including variants and product improvements, developed and being developed in Russia by scientists and researchers at Kurchatov Institute and members of Euro-Asian Physical Society (EAPS). During 2001, we paid consulting fees to and travel expenses for several EAPS members to arrange for EKOR(TM) performing testing at Chernobyl in Ukraine and to transfer the key EKOR(TM) technology to our manufacturing partner in California.

         Consulting expenses increased by $661,000 to $2,712,000 for the year ended December 31, 2001 from $2,051,000 for the year ended December 31, 2000, which includes $535,000 for 2001 and $926,000 for 2000 of compensatory element of stock issuances pursuant to consulting and other agreements. The increase in consulting expense resulted principally from an increase in the number of consultants working in the EKOR(TM) business development area.

          Other general and administrative expenses increased by $7,000 to $3,435,000 for year ended December 31, 2001 from $3,428,000 for the year ended December 31, 2000. The increase is attributable principally to increases in fees associated with securing capital financing, SEC filings, office rent, employee benefits, patents and trademark expenses.

         Depreciation and amortization increased by $268,000 to $1,899,000 for the year ended December 31, 2001 from $1,631,000 for the year ended December 31, 2000, of which $1,610,000 in each period was for the amortization of acquired EKOR(TM) technology rights and related to our November 1999 purchase of technology rights from the company now called Advanced Technology Industries, Inc. ("ATI"). The increase is attributable to the amortization of acquired Acoustic Core(TM) technology rights of our July 2001 purchase of technology rights from Trylon Metrics, Inc.

         Interest income/other income increased by $4,000 to $317,000 for year ended December 31, 2001 from $313,000 for the year ended December 31, 2000. The increase is from recognizing revenue as other income due to the fact that the Company has fulfilled all of its obligations under the January 28, 1997 agreement with American Autopark, Ltd. ("Arbat"). Interest expense decreased by $121,000 to $294,000 for year ended December 31, 2001 from $415,000 for the year ended December 31, 2000. This decrease was due principally to the conversion of $2,160,000 principal amount convertible debentures, and the repayment in cash of $500,000 principal amount, of previously outstanding convertible debentures.

COMPARISON OF 2000 AND 1999

         For the year ended December 31, 2000 and year ended December 31, 1999, we incurred operating losses of $9,770,000 and $5,151,000 respectively. The losses result principally from expenses incurred in the acquisition and development of our technologies, consulting costs, general and administrative expenses and the absence of revenues.

         For the year ended December 31, 2000 and year ended December 31, 1999, we recognized as revenue $350,000 and $150,000 respectively that we received from the sale of certain technology in a transaction that we discuss further in
Note 3 to our Financial Statements. The only other revenues we have received since inception have been $19,000 from demonstrations of our EKOR(TM) and Firesil(TM) products in 2001.

         Research and development expenses increased by $1,702,000 to $3,010,000 for the year ended December 31, 2000 from $1,308,000 for the year ended December 31, 1999. Research and development expenditures for 2000 included $1,405,000, including expenses, related to our continuing investment in six Israeli technology companies and $565,000 for our Russian technologies.

         We funded the commercialization of EKOR(TM), including variants and product improvements, developed and being developed in Russia by scientists and researchers at Kurchatov Institute and members of Euro-Asian Physical Society
(EAPS). During 2000, we paid consulting fees to and travel expenses for several

EAPS members to arrange for EKOR(TM) performing testing at Chernobyl in Ukraine and to transfer the key EKOR(TM) technology to our manufacturing partner in California.

         Consulting expenses increased by $261,000 to $2,051,000 for the year ended December 31, 2000 from $1,790,000 for the year ended December 31, 1999, which included $926,000 for 2000 and $1,313,000 for 1999 of compensatory element of stock issuances pursuant to consulting and other agreements. The increase in consulting expense resulted principally from hiring more consultants and increased fees.

         Other general and administrative expenses increased by $1,371,000 to $3,428,000 for year ended December 31, 2000 from $2,057,000 for the year ended December 31, 1999. Costs, aggregating $600,000, related to the marketing and management to commercialize our technologies. The remainder of the increase is accounted for by a variety of expenses, including increases in rent and personnel costs, including salary increases and bonuses.

         Depreciation and Amortization increased by $1,487,000 to $1,631,000 for year ended December 31, 2000 from $144,000 for the year ended December 31, 1999. Included in depreciation and amortization expense for 2000 is amortization expense of $1,610,000 related to our November 1999 purchase of technology rights from ATI.

         Other expenses, consisting of interest expense and amortization of deferred and unearned financing costs, decreased by $1,240,000 to $102,000 for the year ended December 31, 2000 from $1,342,000 for the year ended December 31, 1999. Amortization of deferred and unearned financing costs decreased from $297,000 for 1999 to $0 for 2000. The decrease in the amortization of deferred and unearned financing costs is attributable principally to our having fully amortized such costs during 1999, 1998, and 1997. In addition, through conversion and repayments we reduced our interest bearing debt during 2000 by $3,510,000.

LIQUIDITY AND CAPITAL RESOURCES

         SUMMARY OF WORKING CAPITAL AND STOCKHOLDERS' EQUITY

         As of December 31, 2001, we had negative working capital of approximately ($3,166,000) and Stockholders' Equity of $4,033,000 compared with working capital of just under $2,117,000 and Stockholders' Equity of just under $5,852,720 as of December 31, 2000. Stockholders' Equity declined mainly for three reasons. First, our operating losses increased due primarily to the fact that we increased the number of consultants working in the EKOR(TM) business development area and in the financial consulting area. Second, we were unable to obtain infusions of additional capital in amounts sufficient to fund our operating losses and our other uses of cash described in our financial statements and otherwise discussed below. But, the losses also resulted from the lack of significant sales, transfers or licensing of our technology.

         LIQUIDITY

         We expect to close the remaining three additional sales of Series A 3% Convertible Preferred Shares (the "Series A Preferred Shares") to Woodward, LLC pursuant to its $2,500,000 commitment. Additionally the Company believes that it will be able to sell its shares pursuant to the Jenks & Kirkland, Ltd. (J&K)

$10,000,000 Private Equity Agreement, which will provide liquidity from time to time until the Company generates revenues or other income from the sale, licensing or transfer of its technologies and services.

         SOURCES OF WORKING CAPITAL

      SINCE OUR INCEPTION, OUR PRIMARY SOURCES OF WORKING CAPITAL HAVE BEEN THE NET PROCEEDS OF:

     o   $842,000 from a limited offering of our common stock;

     o $2,000,000 from a bridge financing completed in 1996 and subsequently repaid;

     o   $3,000,000, $3,000,000 and $1,000,000 from private placements of our 8%
         convertible debentures completed November, 1997, February, 1998 and July, 1998, respectively;

     o $450,000 from a secured financing obtained in January 1999 and repaid in January 2000;

     o $2,508,000 from a private offerings of 7,205,000 shares of our common stock during the year ended 1999 (these shares were sold at deep discounts from market quotations for outstanding shares because of the large number of shares placed compared with the size of quotations in the market; the trading restrictions on the shares placed; and our precarious financial condition at the time of the placement);

     o $2,832,000 from the issuance on December 31, 1999 of 1,882,353 shares and of a warrant to buy an additional 200,000 shares of our common stock to Woodward LLC;

     o $6,000,000 from the issuance on March 2, 2000 of 1,200,000 shares of our common stock to Woodward LLC;

     o $9,500,000 (later increased to $10,687,500) from the issuance on April 25, 2000 of 2,000,000 shares and of a warrant to buy an additional 500,000 shares of our common stock to Woodward LLC;

     o $2,840,000 from the issuance as of March 30, 2001 of 1,333,333 shares of our common stock to Woodward LLC;

     o $972,400 from the issuance as of September 6, 2001 of 3,000,000 shares of our common stock to five (5) individuals and one corporation; and

     o $883,000 from the issuance as of February 9, 2002 of 10,000 shares of Series A 3% Convertible Preferred Stock (convertible into 2,000,000 shares of our common stock, as adjusted by certain repricing provisions) to Woodward, LLC (the "$2,500,000 Woodward Commitment").

     o   PRIVATE EQUITY AGREEMENT WITH JENKS & KIRKLAND, LTD.
         On February 22, 2002, Eurotech, Ltd. entered into a Private Equity Agreement with Jenks & Kirkland, Ltd. ("J&K"). Subject to the terms and conditions of the Private Equity Agreement, Eurotech may from time to time at its discretion sell up to an aggregate of $10 million of its common stock, par value $.00025 per share, to J&K at a 10% discount to market prices, which is defined as the average of the lowest Bid Prices (not necessarily consecutive) for any three Trading Days during the ten Trading Day period immediately following a Put

         Date, wherein the Company has given notice to J&K that it intends to sell its stock.

         CONVERTIBLE DEBENTURES

         During the years ended December 31, 1999, debenture holders converted $410,000 of principal and $161,788 of accrued interest into 1,204,665 shares of common stock.

         During the year ended December 31, 2000, the obligation under convertible debentures totaling $902,276 was satisfied for cash payment of $451,138 and issuance of 289,655 shares of common stock valued at $451,138.

         During the year ended December 31, 2000, the obligation under convertible debentures dated July 1998 of $900,000, plus accrued interest of $123,600, was satisfied by the issuance of 965,661 shares of common stock.

         During the year ended December 31, 2000, the obligation under convertible debentures dated November 1997 of $2,160,000, plus accrued interest of $117,120, was satisfied by the issuance of 827,412 shares of common stock.

         We paid in cash, after maturity, the remaining $500,000 principal amount of the November 1997 convertible debenture, together with accrued interest of $43,000 in the first quarter of 2001.

         The remaining $3,000,000 principal amount of debentures held by JNC Opportunity Fund Ltd. ("JNC"), along with any outstanding charges and interest, were converted into 6,000,369 non-restricted, shares of common stock. In addition, we issued a Warrant to purchase 500,000 shares of common stock at $1.00, and reimbursed JNC for legal fees up to $25,000.

         SECURED FINANCING

         On January 6, 1999, Dr. David Wilkes, then our Chairman, and the holder of most of our then outstanding convertible debentures between them provided $450,000 of short-term financing to us, evidenced by $50,000 and $400,000 secured promissory notes, respectively. Each secured promissory note bore interest at 13% per annum and was due January 6, 2000. The promissory notes were collateralized by our intangible assets and could be exchanged for 8% convertible debentures under terms similar to the current outstanding debentures. We repaid the $400,000 note on its due date from the proceeds of the December 31, 1999, $3,000,000 stock and warrant issue. Dr. Wilkes converted his $50,000 note plus accrued interest into 200,000 shares of our common stock.

         TREASURY STOCK

         During 2000, we expended a total of $8,477,721 to repurchase 3,531,976 previously issued shares of common stock, of which we spent $4,350,000 to buy 2,500,000 shares in the private transactions described further in our Annual Report on Form 10-K for the year ended December 31, 2000 and the balance of which we spent to buy 1,131,976 shares in the market.

SECURITIES PURCHASE AGREEMENT WITH WOODWARD, LLC TO SELL SERIES A 3% CONVERTIBLE PREFERRED STOCK

         On February 1, 2002, the Company executed an agreement with Woodward, LLC ("Woodward") for the private placement of Series A 3% Convertible Preferred Stock (the "Preferred Stock") with a commitment amount of $2,500,000 to support ongoing operations, corporate development and development of its technologies (the "February 1, 2002 Agreement"). On February 1, 2002 the Company amended its Articles of Incorporation to designate 25,000 shares of its preferred stock as "Series A 3% Convertible Preferred Stock" and to establish the preferences, conversion rights, voting powers, restrictions, limitation as to distributions, qualifications, and terms of redemption of the Preferred Stock.

         In connection with the initial closing under the February 1, 2002 Agreement which took place on February 6, 2002, Eurotech issued 10,000 shares of Preferred Stock for $1,000,000, which is convertible, at the option of shareholder, into shares of common stock, $.00025 par value per share, of the Company (the "Common Stock") at $.50 per share. The holders of Preferred Stock are entitled to receive dividends at a rate of three percent (3%) per annum of the liquidation preference of $100 per share (the "Liquidation Preference"), which are fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in shares of Common Stock) or other distribution on the Common Stock of the Company. The dividends on the Preferred Stock accrue from the date of issuance of each share and are payable semi-annually on June 30 and December 30 of each year (each a "Dividend Date") commencing on June 30, 2002. The dividends on the Preferred Stock are payable only when, as and if declared by the Board of Directors out of funds legally available therefor. Moreover, holders of the Preferred Stock are entitled to a preferred distribution in the event of a liquidation, dissolution or winding up. In addition, as part of the closing of the February 1, 2002 Agreement, Woodward and the Company entered into a Registration Rights Agreement dated as of February 1, 2002, wherein the Company granted certain registration rights to Woodward including, but not limited to, the provision that that Company shall prepare and file with the Securities and Exchange Commission ("SEC"), as soon as possible after the Closing Date but in no event later than May 20, 2002, either a Registration Statement or an amendment to an existing Registration Statement, in either event registering for resale by Woodward shares of Common Stock issuable in respect of the Preferred Stock sold pursuant to the February 1, 2002 Agreement.

         As part of the February 1, 2002 Agreement, the Company also executed a Repricing Rights Agreement (the "Repricing Agreement"). Under the Repricing Agreement, upon conversion, all of the Common Stock issued to Woodward is subject to repricing. Upon conversion of the Preferred Stock into Common Stock, the earliest tranche of which is convertible no earlier than September 1, 2002, Woodward has the right to have additional shares of Common Stock issued to it to the extent that during the month immediately following conversion of the Preferred Stock the market price of the Company's outstanding shares is not at least equal to a specified price in excess of the original issue price. Pursuant to these reset provisions, during each Repricing Period, if the average of the lowest Closing Bid Prices for any five (5) Trading Days (not necessarily consecutive) during a Repricing Period (the "Repricing Price") is not equal to or greater than the Target Price, then the Repriced Shares shall be repriced, and the Company shall issue to Woodward the number of additional shares of Common Stock as determined by the following formula: (Target Price-Repricing Price) multiplied by (the Number of the Repriced Shares) divided by the Repricing Price. The initial Target Price is $3.618 per share.

         The three closing dates for the sale of the remaining balance of $1,500,000 of the $2,500,000 commitment are May 30, 2002, August 30, 2002 and
November 30, 2002. These closings are subject to customary conditions to closing, including but not limited to, the issuance and delivery of the subject securities, reaffirmation of all representations and warranties of the Company made in the February 1, 2002 Agreement, issuance an opinion by the Company's counsel, timely issuance of all shares pursuant to the Repricing Agreement, availability and reservation of shares for issuance under the Agreement and a representation and warranty that there has been no material adverse change to the business, operations or financial condition of the Company.

         The Company has also agreed to make its best reasonable efforts to increase the authorized capital from 100,000,000 shares of common stock, par value $.00025 per share to 200,000,000 shares. The Company has agreed to authorize and reserve for issuance, free from pre-emptive rights, 10,000,000 shares of common stock for purposes of issuance of the shares for the above repricing agreement. Upon the amendment of its articles of incorporation, the number of shares to be reserved for this repricing agreement will increase to 20,000,000.

AMENDMENTS TO PRIOR WOODWARD, LLC AGREEMENTS

         In connection with the above-referenced private placement and pursuant to the Repricing Agreement, the Company and Woodward have modified certain terms and provisions of two previously executed Stock Purchase Agreements, specifically the Common Stock Purchase Agreement dated April 17, 2000 for 2,000,000 shares and the Common Stock Purchase Agreement dated March 30, 2001 for 1,333,333 shares.

         With regard to the Second and Third Repricing Periods of the Common Stock Purchase Agreement dated April 17, 2000, by a Letter Agreement dated December 28, 2001 the Company and Woodward modified the reset shares and satisfied all obligations arising out of the Second and Third Repricing Periods that were due and owing by the Company by issuing 2,500,000 shares of Common Stock to Woodward.

         Additionally, the Company and Woodward agreed to modify the reset shares and satisfy all obligations arising out of the Fourth and Fifth Repricing Periods of the Common Stock Purchase Agreement dated April 17, 2000. This was done through the issuance of 6,000,000 additional shares of the Company's Common Stock. With respect to the number of additional shares issuable pursuant to the Sixth Repricing Period of the Common Stock Purchase Agreement dated April 17, 2000 and the First, Second, and Third Repricing Periods of the Common Stock Purchase Agreement dated March 30, 2001, the number of shares shall be reduced or increased, as the case may be and in four equal installments by the amount that the 6,000,000 additional shares are greater than (in which case there shall be a reduction) or less than (in which case there shall be an increase) the number of shares exceeding zero determined according to the following formula:

         As to 3,000,000 of the 6,000,000 Shares:

         (3.76-Measurement Period Price) x (333,333)/ Measurement Period Price), where the Measurement Period Price is the average Closing Bid Price for the period commencing on March 1, 2002, and ending twenty (20) Business Days after such date.

         As to 3,000,000 of the 6,000,000 Shares:

         (3.76-Measurement Period Price) x (333,333)/ Measurement Period Price), where the Measurement Period Price is the average Closing Bid Price for the period commencing on April 1, 2002, and ending twenty (20) Business Days after such date.

         In the event that such adjustment results in a reduction in the number of additional shares issuable pursuant to the Sixth Repricing Period of the Common Stock Purchase Agreement dated April 17, 2000 and the First, Second, and Third Repricing Periods of the Common Stock Purchase Agreement dated March 30, 2001, exceeding the number of additional shares issuable, Woodward shall surrender to the Company for cancellation, without payment of any consideration by the Company, shares of Common Stock owned by Woodward in an amount equal to the excess shares as calculated above.

POTENTIAL SHARE ISSUACE UNDER REPRICING PROVISIONS

         Holders of our common shares are subject to the risk of additional and substantial dilution due to the repricing provisions in our several agreements with Woodward, LLC. The agreements pursuant to which we raised, net proceeds of $6,000,000, $10,687,500 and $2,840,000 from Woodward LLC in March and April 2000 and March 2001 were modified in February of 2001, modified in May of 2001, and again modified as of September 17, 2001. All three of these agreements, as modified by the modification agreements, contain repricing provisions that require us to issue additional shares in the proportion to which the outstanding shares of our common stock trade during specified time periods at prices below the $3.76 target price specified in the respective agreements as modified to date.

         As of the date on which this report is filed, we have already issued to Woodward an aggregate of 12,872,934 additional shares based on the applicable repricing provisions. From the April 2000 and March 2001 Woodward LLC financings, there remain only four monthly repricing periods, which in May 2002. Because the repricing is based on the $3.76 target price compared to actual market prices of shares, it is impossible to predict exactly how many more shares we will need to issue to Woodward, LLC.

         We have calculated some hypothetical examples of potential dilution, taking into account the impact of the repricing provisions for the April 2000 and March 2001 Woodward Agreements. Assuming an average market price of $3.00 per share for the four remaining monthly repricings, we would need to issue by the end of August 2002 a total of 422,222 shares. Assuming an average market price of $2.00 per share for the four remaining monthly repricings, we would need to issue by the end of August 2002 a total of 1,466,667 shares. Assuming an average market price of $1.00 per share for the four remaining monthly repricings, we would need to issue by the end of August 2002 a total of 4,600,001 shares. Assuming an average market price of $0.45 per share for the four remaining monthly repricings, we would need to issue by the end of August 2000 a total of 12,259,267 shares.

PRIVATE EQUITY AGREEMENT WITH JENKS & KIRKLAND, LTD. (J&K)

OVERVIEW

         On February 22, 2002, we entered into a financing agreement with Jenks & Kirkland, Ltd. ("J&K"), providing for the potential future issuance and sale of shares of our common stock. The agreement is referred to in this annual report as the Private Equity Agreement. The following description of the Private Equity Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Private Equity Agreement, which we have included as an exhibit to a prior filing on Form 8K, which is incorporated herein by reference.

         Pursuant to the Private Equity Agreement, the Company, at its option, can sell to the investor up to $10 million of its common shares over a period of twenty-four (24) months. The common shares to be sold must be registered. Each sale is limited to a maximum put amount which is the lesser, with respect to any Put, of (i) the lesser of (a) One Million Dollars ($1,000,000), or (b) two hundred (200%) percent of the Weighted Average Volume for the twenty (20) trading days immediately preceding the Put Date, (ii) the maximum amount of Common Stock that may be issued without the approval of the Company's Shareholders according to the rules and regulations of the American Stock Exchange, or (iii) the amount specified in Section 7.2(j) of the agreement, which limits the aggregate number of Put Shares to be purchased by J&K to less than 9.9% of the total issued and outstanding shares of Eurotech common stock and is subject to various other limitations and restrictions. The initial sale price of the common stock is based on 90% of the average of lowest three days closing prices of its common stock during the 10 trading days immediately following the Put Notice date. In addition to the Put Shares, the Company shall issue to J&K a certain number of shares of common stock of the Company, if the Company exercises its right to declare a Blackout Period (during which J&K may not sell or offer to sell its Registrable Shares of the common stock of the Company) upon the occurrence of a Potential Material Event and a decrease in the Bid Price of the shares of common stock of the Company on the day following such exercise. The number of shares to be issued will be based upon the number of Put Shares held by J&K, the decreased Bid Price and the number of remaining Put Shares not held by J&K.

                    NECESSARY CONDITIONS BEFORE WE MAY ISSUE
            A PUT NOTICE AND J&K IS OBLIGATED TO PURCHASE OUR SHARES

         The following conditions must be satisfied before we may issue a Put Notice and J&K is obligated to purchase the shares of common stock that we wish to sell:

o a registration statement covering the resale of shares of our common stock purchased under the Private Equity Agreement must have been declared effective by the SEC and must remain effective as of each date on which a closing of a purchase and sale of shares occurs;

o neither we nor J&K can have received notice that the SEC has issued or intends to issue a stop order or has otherwise suspended or withdrawn the effectiveness of the registration statement or has threatened or intends to do so;

o our representations and warranties to J&K contained in the Private Equity Agreement must be true and correct in all material respects as of the date they have been made and on each date we issue a Put Notice, if not specified otherwise in the representation;

o we must have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Private Equity Agreement and the related registration rights agreement between us and J&K and we must not be in default under any of those agreements;

o no statute, rule, regulation, executive order, decree, ruling or injunction may be in effect and no proceeding may have been commenced which affects any of the transactions contemplated by the Private Equity Agreement;

o since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect can have occurred;

o for the twenty (20) Trading Days immediately preceding the Put Date, the Weighted Average Volume of the Common Stock on the Principal Market shall exceed $50,000.

o the trading of our common stock must not have been suspended by the SEC, the principal market for our common stock or the National Association of Securities Dealers and the common stock must be approved for listing or quotation and must not have been delisted;

o we must not have any knowledge of any event that could reasonably be expected to cause the registration statement to become ineffective and is likely to occur within the valuation period following the Put Notice;

o the maximum number of shares that we might sell under such Put Notice must not cause the total number of all common shares issued under the Private Equity Agreement to exceed 9.9% of our total shares outstanding on the date of each Closing Date; and

o our outside counsel must have delivered an opinion letter that is typical of "10b-5" letters in form and substance at the time(s) and in the form specified in the Private Equity Agreement.

We have further agreed:

o not to disclose any material nonpublic information to J&K without disclosing the information to the public, unless we identify this information as material nonpublic information and give J&K an opportunity to accept or refuse the information; and

o to issue, and have issued, a press release describing the material terms of the Private Equity Agreement as soon as practicable following the closing date, to file a Current Report on Form 8-K with the SEC and not to make any other public disclosure related to the Private Equity Agreement without consent by J&K if not required by law.

                       LIMITED GRANT OF REGISTRATION RIGHTS

         We granted registration rights to J&K to enable it to resell the shares of common stock it purchases under the Private Equity Agreement pursuant to the to-be-filed registration statement. We agreed to use our commercially reasonable efforts to file, as necessary, one or more post-effective amendments to the registration statement filed in conjunction with the Registration Rights Agreement.

   With regard to the registration statement we further agreed to:

         Prepare and file with the SEC, a Registration Statement with respect to not less than the number of Registrable Securities, and, thereafter, use all diligent efforts to cause the Registration Statement relating to the Registrable Securities to become effective; and keep the Registration Statement effective at all times until the earliest of (i) the date that is eighteen (18) months after the last Closing Date under the Equity Agreement, (ii) the date when the Investor may sell all Registrable Securities under Rule 144(k) without volume limitations, or (iii) the date the Investor no longer owns any of the Registrable Securities (collectively, the "Registration Period"); and

         In addition, we have agreed to take certain actions to facilitate the sale by J&K of the shares purchased under the Private Equity Agreement pursuant to Rule 144 of the Securities Act, including:

     o maintaining the registration of our common stock under Section 12 of the Exchange Act;

     o   filing all reports required under the Securities Act and Exchange Act;
         and

     o taking such further action as J&K may reasonably request to enable it to sell the shares covered by this prospectus without registration under Rule 144.

         We believe that certain following important risk factors relating to the financing with J&K merit particular attention:

                     OUR PRIVATE EQUITY AGREEMENT AND OTHER
                       TRANSACTIONS MAY RESULT IN DILUTION
                 AND A DECLINE IN THE PRICE OF OUR COMMON STOCK.

         Under the Private Equity Agreement with J&K, we may, subject to certain conditions, sell to J&K up to $10 million of our common stock from time to time over a period of two years beginning February 22, 2002. The number of shares and price per share will depend on the market price and trading volume of the shares during the applicable ten-day period immediately following delivery of a Put Notice. The sale of shares pursuant to the Private Equity Agreement will have a dilutive effect on the percentage ownership of our existing stockholders. Subsequent sales of these shares in the open market by J&K may also have the effect of lowering our stock price, thereby increasing the number of shares issuable under the Private Equity Agreement (should we choose to sell additional shares to J&K) and consequently further diluting our outstanding shares. These sales could have an immediate adverse effect on the market price of the shares and could result in dilution to the holders of our shares.

         In the event that we sell the maximum amount of approximately up to $10,000,000 worth of shares under the Private Equity Agreement these shares could represent up to 9.9% of our outstanding shares. The perceived risk associated with the possible sale of a large number of shares issued under the Private Equity Agreement at prices discounted as they are pursuant to this Agreement, could cause some of our stockholders to sell their stock, thus causing the price of our stock to decline. In addition, anticipated downward pressure on our stock price due to actual or anticipated sales of stock under the Private Equity Agreement could cause some institutions or individuals to engage in short sales of our common stock, which may itself cause the price of our stock to decline.

         We are also obligated, or in some cases have the option, to issue additional shares of our common stock under collaboration and other strategic agreements. If we issue additional stock under the agreements or under other transactions, it will have a dilative effect on the percentage ownership of our existing stockholders.

                                   EXHIBIT G

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The following is a discussion of our financial condition, results of our operations and liquidity. This discussion should be read together with our financial statements and notes included in this report, as well as those included in our Annual Report on Form 10-K for the year ended December 31, 2001.

Certain information in this report, including the following discussion, may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends the disclosure in these sections and throughout the Quarterly Report on Form 10-Q to be covered by the safe harbor provisions for forward-looking statements. All statements regarding the Company's expected financial position and operating results, its business strategy, its financing plans, and the outcome of any contingencies are forward-looking statements. These statements can sometimes be identified by the Company's use of forward-looking words such as "may," "believe," "plan," "will," "anticipate," "estimate," "expect," "intend" and other phrases of similar meaning. Known and unknown risks, uncertainties, and other factors could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on various factors and was derived using numerous assumptions.

IMPORTANT FACTORS THAT MIGHT AFFECT OUR BUSINESS, OUR RESULTS OF OPERATIONS AND OUR STOCK PRICE

Although the Company believes that its expectations expressed in these forward-looking statements are reasonable, the Company cannot promise that its expectations will turn out to be correct. The Company's actual results could be materially different from its expectations, due to a variety of factors, including the following:

o We may not, in fact, be able to sell significant quantities or profitably commercialize any of our technologies. Expressions of interest from potential customers and ongoing negotiations may not result in actual agreements or generation of revenues in the time frame we envision, if at all.
o We have a limited operating history and, therefore, little history on which to base any forecasts. o We have incurred substantial operating losses and risk never making any money.
o Shareholders face substantial dilution of their equity ownership percentage if our Series A 3% Convertible Preferred Stock is converted, if more of our outstanding options and warrants are exercised, or if more of the shares that we have issued during 2000 and 2001 are repriced or if we have to issue more shares to raise capital. The extent of potential dilution depends significantly on the market price of our outstanding shares and may cause significant dilution in the value of your investment.
o There is a risk that the Company will be unable to meet the conditions necessary to close the remaining two closing dates pursuant to the Securities Purchase Agreement with Woodward LLC for the private placement of an aggregate commitment of $2,500,000 worth of shares of Series A 3% Convertible Preferred Stock dated February 1, 2002 (the "$2,500,000 Woodward LLC Commitment.").
o There is a risk that the Company will be unable to meet the requirements necessary to permit any sales of its stock pursuant to the Private Equity Agreement with Jenks & Kirkland, Ltd, also referred to herein as "J&K."
o There is a risk that the Company may not be able to obtaining future financing due to certain rights given to J&K and Woodward, which other investors may find to be prohibitive.
o We face unknown environmental liability risks, and we don't carry environmental liability insurance.
o Environmental regulation in various countries may prevent the cost-effective application of some or all of our technologies. o Department of Commerce controls or other governmental control of our encryption technology may negatively impact our ability to sell or transfer our technology.
o We may be subject to significant competition and the existence or development of preferred technologies, which may keep us from selling our products and technologies at a profit or at all.
o Certain of our Israel-based technologies are based and primarily dependent on the efforts of Dr. Figovsky. If Dr. Figovsky were to cease his association with our affiliated Israeli companies or if Dr. Figovsky were to die or become incapacitated, this might have an adverse affect on the research and development and commercialization of certain of our technologies.
o Our proprietary technology and patents may not give us adequate protection, therefore others may be able to develop similar technologies or may not allow us to apply our technologies, either at all of without paying license fees.

o Our common stock may cease to be listed on the American Stock Exchange, in which case the market liquidity of our common stock would likely be negatively effected which may make it more difficult for holders of our common stock to sell their securities in the open market. Furthermore, if we were delisted from the American stock exchange, then public perception of the value of our common stock could be materially adversely affected and any additional financing may become difficult to obtain.
o We may run out of money before we begin to generate cash flow from operations and we may not be able to obtain needed financing. We have a current financing agreement with Woodward LLC pursuant to which $800,000 remains outstanding and a Private Equity Agreement with J&K for financing of up to $10,000,000 over two years, subject to a number of conditions as described in the section titled "Private Equity Agreement with Jenks & Kirkland, Ltd." If we do not meet the conditions to close these financing agreements or are restricted in the amount of financing we can require J&K to purchase pursuant to the Private Equity Agreement, we will have difficulty meeting our current monthly operating expenses and may be forced to go out of business, leaving little or no value for our shareholders.

Forward-looking statements included in this Report speak only as of the date of this Report and we do not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

OVERVIEW

We are a development stage company acquiring and developing differentiated emerging technology assets. We enhance these assets by managing comprehensive engineering and scientific development programs designed to create a complete vertically integrated array of solutions. We attempt to commercialize these assets using various financial and transactional vehicles including: technology transfer, licensing, joint venture, and distribution agreements. Our current development activities focus on technologies previously developed and currently being developed by prominent research institutes and individual researchers primarily in the former Soviet Union/Israel or by independent research organizations in the United States, which we acquired, since our formation, through equity investments, assignments, and licensing arrangements.

We are not a subsidiary of another corporation, entity, or other person. We hold a greater than 50% equity interest in several Israeli research and development companies which may be deemed to be subsidiaries. In addition, we also own a majority interest in a Delaware corporation that holds certain encryption technologies, which may also be deemed to be a subsidiary.

The Company was incorporated under the laws of the District of Columbia on May 26, 1995. Our executive office is located at 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030. Our website address is: www.eurotechltd.com.

During the first quarter 2001, we grouped, for management purposes, most of our technologies, with the exceptions of EKORTM and Crypto.com (See below), in what we refer to as our Advanced Performance Materials (APM) Division. APM is focused on concentrating financial and human resources to ultimately commercialize those technologies that we have determined offer the most immediate promise in terms of market potential. We comment below on the status of these technologies in accordance with our current order of priority.

During the second quarter 2001, we organized what we refer to as our Nuclear and Environmental Technology Solutions (NETS) Division. NETS aims to acquire and implement technologies needed for global remediation and monitoring of contaminated areas, including management of hazardous materials, or for exploration of the environment in search of needed minerals or other resources. At this time, NETS includes the EKORTM family of products, Rad-XTM and the sub-surface remote sensing technologies, but it is expected in the future to include other technologies.

During the fourth quarter 2001, we organized the Security & Safeguards Division (S&S) to manage the technologies we have that relate to personal, corporate, and national security. S&S includes the Crypto.com's encryption technology and inspection and remote sensing technologies (ACOUSTIC CORETM & Electromagnetic RadiographyTM) that can detect explosives and other hazardous materials.

The organization of these three operational units recognizes the diverse markets and objectives of our technologies and allows budgeting and strategic planning to be tightly focused. The following discussion of our technologies is grouped by division.

NUCLEAR & ENVIRONMENTAL TECHNOLOGY SOLUTIONS (NETS)

NETS has three unique, actively marketed, technologies consisting of: (1) A family of silicon-based geopolymers known as EKORTM, (2) A fire-resistent surface fixative known as Rad-XTM, and (3) A set of remote sensing technologies for subsurface investigation.

EKORTM. The NETS Division markets EKORTM primarily in the United States and to select international targets. Our domestic market will continue to be dominated by the U.S. Department of Energy ("DOE"), but significant potential opportunities will also be pursued in characterizing and monitoring hazardous waste for private industry. The Company's commercialization efforts are targeted to key DOE geographic areas including: The Hanford Reservation (eastern Washington state), Idaho National Environmental & Engineering Laboratory (INEEL), Rocky Flats Environmental Testing Site (RFETS), Savannah River Site, Oak Ridge National Laboratory, Ohio Field Office (Fernald, Mound, Battelle, and Columbus), West Valley (New York), and Paducah/Portsmouth. Our objective is to show how EKORTM's abilities as a durable long-term barrier (micro or macroencapsulation) provide DOE with the tools to accelerate their waste remediation schedules while reducing cost and containment risk. In addition, there are presently a number of international opportunities for use of the Company's EKORTM technology. We consistently monitor international waste remediation programs carefully to assess when to initiate marketing efforts.

During the first quarter 2002, two significant demonstration contracts were signed: (1) Amersham Health, a subsidiary of Amersham plc, placed an order for EKORTM plates that contained varying amounts of neutron-absorbing material. These plates were to be used in tests at one of Amersham's facilities to evaluate their value at reducing radioactive waste generated in the production of medical isotopes. The plates were delivered in April and the tests are scheduled for completion in the fall of 2002. We charged $11,000 for these materials. (2) Battelle Memorial Institute bought over one hundred gallons of EKORTM to be used to stabilize buried reactor piping that contains internal radioactive contamination. Solidifying of EKORTM within the pipe allows the pipes to be recovered, handled, and disposed of without risk of spreading the attendant contamination. This EKORTM was delivered in March 2002 and was applied in late April 2002. Performance charistics for this material is currently pending. We recieved $40,512 for this EKORTM.

A significant potential market for EKORTM is the microencapsulation of highly toxic wastes being stored by DOE. In the budget request submitted to Congress by DOE in late January, DOE noted several wastes that posed significant budgetary and health risks, with schedules for resolution that had inordinately long timelines. We have met with DOE, and several of its prime contractors, one of whom we have chosen to work directly with in submitting unsolicited proposals to DOE. These prime contractors are responsible for managing these waste sites and we regularly meet with these contractors to advance our joint projects as remedies to government nuclear management waste needs. Our proposal demonstrates EKORTM's value-added in reducing cost, schedule, and risks associated with remediating these wastes. We hope these proposals will be decisive in obtaining support for full waste remediation implementation in 2003.

EKORTM products that are mature and are being marketed include Sealer Plus, Matrix, and Grout. Sealer Plus is a one-part, "turnkey" product, designed for application by airless sprayer to stabilize certain loose hazards/radioactive waste on contaminated surfaces. Matrix is a three-part solution tailored for use in microencapsulating fine particles, small pieces or even liquid slurries. Matrix cures into a monolith that has extreme resistance to leaching or degradation. Grout is a three-part solution designed to macroencapsulate-contaminated surfaces or to form plates or shapes for special applications.

RAD-XTM - Rad-XTM was introduced in late 2001 as a temporary fixative to be used to stabilize hazardous waste by decommissioning contractors. Its advantages are fire resistance and adhesion. DOE has indicated a reduction in decommissioning activities, but several sites have expressed interest in Rad-XTM and demonstrations are scheduled for 2nd quarter 2002.

SUBSURFACE REMOTE SENSING TECHNOLOGIES - On September 25, 2001, Eurotech acquired the worldwide rights to patented remote sensing technologies, Electromagnetic RadiographyTM and Acoustic CoreTM, from Trylon Metrics, Inc., for 2,500,000 shares of our common stock. EMRTM and Acoustic CoreTM technologies provide 3D images of subsurface contaminants with a high degree of discrimination and precision. In addition, we believe these technologies offer large area coverage at high resolution and are significantly more cost effective than monitoring methods currently used for environmental assessments. We believe that this acquisition will both enhance our ability to market EKORTM products and position Eurotech as a prime technology source/solution for various environmental markets. EMRTM and Acoustic CoreTM, in conjunction with EKORTM, have been proposed for use to DOE for work to be conducted at Hanford.

We have filed three U.S. patent applications, which address the use of the technology in the area of marine geophysical exploration for oil and natural gas. Two large dredging and marine environmental projects based in the U.S. have been forwarded technical and pricing proposals for use of the technology in identification of marine sediment contaminants. The U.S. Government General Accounting Office has identified one of these technologies for near-term future use in continuing government research for detection and classification of land mines. We are marketing to U.S. agencies (DOE, DOD and EPA) and companies either performing work for these agencies or responsible for cleanup activities being required by these agencies. We seek to enter into licensing, contracted, or joint venture arrangements to facilitate the implementation of these technologies.

ADVANCED PERFORMANCE MATERIALS (APM)

In 2001, we formed the APM Division to organize our non-nuclear and non-security related technologies into a business unit that would provide focus to their commercialization effort, coordinate on-going research and development activities, prioritize marketing efforts inline with available corporate resources and provide a managerial structure and point of contact for potential licensees. The APM Division consists of several technologies purchased from or being developed by our affiliated Israeli companies. These technologies were developed by Dr. Oleg Figovsky, a renowned Israeli scientist, who sold and licensed his technologies to Eurotech through various technology transfer agreements, which the Company has previously filed, on Forms 8-K and 10-K. In the following paragraphs, we will update you on the top three technologies in the APM Division.

HNIPU (Hybrid Non-Isocyanate Polyurethane) - In 1998, we purchased the HNIPU technology from Dr. Figovsky. We intend to incorporate HNIPU into commercial coatings, paints, adhesives, and foams as a replacement for conventional polyurethane binders. Research, development, and sample production activities have been performed by Chemonol, Ltd. an Israeli start-up company in which Eurotech holds majority ownership and to which Eurotech has funded these directed activities.

We are conducting various discussions with multiple domestic and international parties relating to licensing, selling, and /or joint venturing for developing and commercializing HNIPU technologies and variants therefrom. The technologies can be used, potentially, for non-toxic and quick-drying industrial paints and coatings and non-toxic foam products such as, but not limited to, certain components contained in automotive interiors.

Quarternary Ammonium Silicate (QAS). During the first quarter 2002, we received a small order from an organization in China for 15 gallons of QAS for their evaluation. The material was produced and delivered on April 28, 2002.

Rapidly Biodegradable Hydrophobic Material (RBHM). During the first quarter 2002, we received a credible inquiry from a U.S. environmental firm regarding RBHM and a proposed novel application. We have provided additional technical detail in response to their inquiry and remain in an active dialog.

OTHER ISRAELI TECHNOLOGIES - We refer you to the description of our business in
Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ending December 31, 2001 for a description of each of these technologies other than those discussed above; they are identified in such report as:

o FIRESILTM (Intumescent Fire-Stop Coating)
o SPCE (Sulfochlorinated Polyethylene Coatings)
o Continuous Combustion Synthesis and Continuous Action Reactor
o Cobalt and nickel powders
o Polydiene Urethane Adhesives (Poly-D Adhesives) - Electronic Glues
o Kauton
o Hypocorr
o Anticorrosive Additives for Polymers (AAdd)
o Liquid Ebonite Mixtures (LEM)
o Rubber Concrete (RubCon)

We had no activity with respect to these technologies during the 1st quarter of 2002.

RISKS RELATING TO OUR INTERESTS IN ISRAEL

Even though a majority of our current developmental efforts are not focused on our Israel-based subsidiaries, due to the current political and military developments, we believe that certain risks relating to our limited operations in Israel should be addressed. Some of the risks that might negatively impact our Israeli interests include:

o Any future armed conflicts or political instability in the region would likely negatively affect local business conditions and harm our R&D and commercialization efforts;
o Our R&D and commercialization efforts may be negatively affected by the obligation of our personnel or consultants to perform military service, where reservists may be called to duty in emergency situations;
o There might be changes to the policies underlying the grants our affiliated Israeli companies have received from the Law for the Encouragement of Capital Investments, 1959 Government of Israel through the Office of the Chief Scientist of the Ministry of Industry and Trade, or Chief Scientist; and
o Certain of our Israel-based technologies are based and primarily dependent on the efforts of Dr. Figovsky. If Dr. Figovsky were to cease his association with our affiliated Israeli companies or if Dr. Figovsky were to die or become incapacitated, this might have an adverse effect on the R&D and commercialization efforts of certain of our technologies.

SECURITY & SAFEGUARDS DIVISION (S&S)

ACOUSTIC CORE NON-CONTACT INSPECTION TECHNOLOGY - During the first quarter 2002, we continued to accelerate development of our illicit and hazardous materials detection technology, particularly its C4 plastic explosive detection capability. The human screening portal prototype (Automated Portal Threat Inspection System, or APTISTM), which is intended to safely screen humans for metal and plastic explosives, is on schedule for completion during summer 2002. Marketing efforts to commercial and government security managers have continued. A total of six proposals (two in the first quarter 2002) for various applications of Acoustic Core in support of Homeland Security have been submitted under Board Area Announcement solicitations by the Department of Defense. An additional proposal to the National Institute of Justice was submitted this quarter for national security applications.

CRYPTO.COM - During the first quarter 2002, the Crypto.com algorithm and software was further developed for telecommunications and commercial encryption applications. Crypto.com has successfully demonstrated its double-cipher, keyless transmission encryption system. The Company has been active in individual and combined efforts with Crypto.com and Etelix, Inc., a licensor of Crypto.com's technology in marketing to commercial security managers. Eurotech and Crypto.com intend to continue marketing efforts through 2002 with potential partners and licensors of the encryption system.

OUR RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2002 COMPARED WITH THREE MONTHS ENDED MARCH 31,
2001

For the three months ended March 31, 2002 and the three months ended March 31, 2001, we incurred operating losses of $3,029,300 and $2,121,837 respectively. The increased losses result principally from expenses incurred in the acquisition and development of our technologies, consulting costs, general and administrative expenses and the absence of revenues.

For the three months ended March 31, 2002, we recognized $55,585 in revenue from operations relating to demonstrations of EKORTM Products. For the three months ended March 31, 2001, we did not recognize any revenue.

Research and development expenses increased by $26,834 to $225,571 for the three months ended March 31, 2002 from $198,737 for the three months ended March 31, 2001. During the first quarter, we spent $102,109 on further EKORTM development and $123,462 to develop other technologies. We continue to fund the commercialization of EKORTM, including variants and product improvements, being further developed in Russia by scientists and researchers at Kurchatov Institute and members of Euro-Asian Physical Society (EAPS).

Consulting expenses increased by $197,973 to $827,574 for the three months ended March 31, 2002 from $629,601 for the three months ended March 31, 2001, which includes $444,634 for the three months ended March 31, 2002 and $37,895 for the three months ended March 31, 2001 of compensatory element of stock issuances pursuant to consulting and other agreements. The increase in consulting expense resulted principally from an increased in the number of consultants working in our business development area.

Other general and administrative expenses increased by $216,231 to $1,094,165 for the three months ended March 31, 2002 from $877,934 for the three months ended March 31, 2001. The increase is attributable principally to increased in expenses associated with office rent and employee benefits.

Depreciation and amortization increased by $126,203 to $541,768 for the three months ended March 31, 2002 from $415,565 for the three months ended March 31, 2001, of which $402,000 in each period was for the amortization of acquired EKORTM technology rights relating to our November 1999 purchase of technology rights from the company now called Advanced Technology Industries, Inc. ("ATI"). The increase is attributable to the amortization expense of $125,000 of acquired Acoustic CoreTM technology rights purchased in July 2001 from Trylon Metrics, Inc.

Other expenses/other income increased by $2,663 to $31,853 for the three months ended March 31, 2002 from $29,190 for the three months ended March 31, 2001. Such amounts are insignificant to total operating results.